UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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Notice of 2026
Annual Meeting &
Proxy Statement

VIRTUAL ANNUAL MEETING | APRIL 2, 2026

Dear Fellow FuelCell Energy Stockholder

February 18, 2026

On behalf of the Board of Directors of FuelCell Energy, Inc., our executive leadership team, and our employees, we are pleased to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 2, 2026, at 1:00 p.m. Eastern Daylight Time. The Annual Meeting will be conducted virtually via live audio webcast on the internet.

Fiscal year 2025 represented a period of transition and deliberate action for FuelCell Energy. Following a challenging operating environment, the Company undertook a focused reset, characterized by a deliberate refocusing of the business, disciplined cost management, and steps to strengthen liquidity and reinforce operational resilience. Against an evolving backdrop of energy markets, shifting policy dynamics, and delayed development of the hydrogen ecosystem, our Board of Directors (the “Board”) and management team emphasized capital discipline, selective investment, and near-term, commercially viable opportunities, while preserving longer-term optionality.

The broader energy landscape continues to shift rapidly. Growth in artificial intelligence, data centers, electrification, and digital infrastructure is driving sustained demand for reliable, continuous power. At the same time, power markets face growing constraints related to infrastructure build-out timelines, permitting, siting, and community engagement. These dynamics reinforce the importance of solutions that can be deployed efficiently, responsibly, and close to demand.

During fiscal year 2025, the Company took meaningful steps to align with these realities. We streamlined operations through restructuring initiatives, sharpened our commercial focus, and concentrated resources around our core carbonate fuel cell platform. We also navigated policy uncertainty, including the expiration of the Investment Tax Credit at the end of calendar year 2024 and its reinstatement in July 2025, which we believe affected project timing and customer decision-making for much of the year.

As part of our operational refocus, we recalibrated our fiscal year 2025 executive compensation milestones and targets, including our backlog and liquidity expectations to better reflect market conditions. These adjustments were intended to improve transparency and alignment with achievable outcomes that drive stockholder value. We also strengthened our leadership team through targeted executive appointments and expanded roles to support execution, operations, and global commercial activity.

Fiscal year 2025 also included important governance actions and continued stockholder engagement. Feedback from these efforts informed changes to our executive compensation program, better aligning pay with performance and strengthening governance practices. We were encouraged by the improved “Say on Pay” outcome at our 2025 Annual Meeting of Stockholders. As discussed further in the accompanying Proxy Statement, current stockholder base dynamics and voting practices continued to result in a relatively low overall vote on “Say on Pay”, which the Board remains focused on addressing constructively.

Looking ahead to fiscal year 2026, the Board believes FuelCell Energy is better positioned following the actions taken over the past year and the opportunities emerging in the data center and distributed power markets. While challenges remain, the Company enters the year with greater focus, improved cost discipline, and stronger alignment between strategy, governance, and market opportunity. The Board and management team remain committed to oversight, accountability, and long-term value creation for all stockholders.

Your vote is important. We encourage you to review the accompanying Proxy Statement and to participate in the Annual Meeting. On behalf of the Board, management, and our employees, we appreciate your continued support and engagement.

JAMES H. ENGLAND CHAIR OF THE BOARD	JASON FEW PRESIDENT & CHIEF EXECUTIVE OFFICER

Notice of 2026 Annual Meeting of Stockholders

THURSDAY, APRIL 2, 2026 1:00 p.m. Eastern Daylight Time

The 2026 Annual Meeting of Stockholders will be a completely “virtual meeting”, conducted via live audio webcast on the internet. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2026 and entering the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

RECORD DATE	MATERIALS TO REVIEW	PROXY VOTING	ADMISSION
Holders of record of our common stock on February 11, 2026, the record date, are entitled to notice of, and to vote at, the Annual Meeting.	This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.	It is important that your shares are represented and voted at the Annual Meeting. Please submit your proxy according to the instructions under “How to Vote” in the Proxy Summary.	To attend the Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.

ITEMS OF BUSINESS
1.	To elect eight directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.

To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement;

3.	To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2026;
4.	To approve the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan;
5.	To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

AMANDA J. SCHREIBER

Executive Vice President, General Counsel,

and Corporate Secretary

February 18, 2026

REVIEW YOUR PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE IN ONE OF FOUR WAYS:

INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST

Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend and vote at the virtual Annual Meeting See page 6 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 2, 2026: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2025 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact Sodali & Co, the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (800) 662-5200 (toll free) or by email at FCEL@info.sodali.com.

Proxy Statement

FuelCell Energy, Inc. (referred to in this Proxy Statement as “we”, “FuelCell”, “FuelCell Energy” or the “Company”) is providing you with this Proxy Statement in connection with the solicitation by FuelCell Energy’s Board of Directors (the “Board”) of proxies to be voted at FuelCell Energy’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be a completely “virtual meeting” of stockholders to be held on Thursday, April 2, 2026 at 1:00 p.m. Eastern Daylight Time. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2026 and entering the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, Connecticut 06810.

The Board has set the close of business on February 11, 2026 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Annual Meeting.

As of February 11, 2026, there were 52,947,032 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.

We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our Annual Report and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.

The Notice of Annual Meeting, Proxy Statement and proxy card are first being distributed and made available to our stockholders on or about February 18, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 2, 2026: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2025 are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

4	2026 Proxy Statement

Proxy Summary

This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s fiscal year 2025 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2025. We are first making this Proxy Statement available on or about February 18, 2026.

Eligibility to Vote

Holders of record of our common stock at the close of business on February 11, 2026, the record date, are entitled to vote at the 2026 Annual Meeting of Stockholders.

How to Vote

You may submit your proxy or vote using any one of the following methods. In all cases, you should have your 16-digit control number from your proxy card or notice of internet availability of proxy materials available and follow the instructions. Proxies submitted online or via telephone prior to the commencement of the Annual Meeting will be accepted until 11:59 p.m. (EDT) on April 1, 2026. See “Meeting Attendance” below for instructions on how you may vote your shares electronically during the Annual Meeting.

ONLINE AT www.proxyvote.com	BY TELEPHONE AT 1-800-690-6903	ONLINE using your mobile device by scanning the QR Code	BY MAIL by voting, signing, dating and timely mailing your Proxy Card

Meeting Information

RECORD DATE:	MEETING TIME AND DATE:	VIRTUAL MEETING ADDRESS:
Wednesday, February 11, 2026	Thursday, April 2, 2026, at 1:00 p.m. (EDT)	www.virtualshareholdermeeting.com/FCEL2026

2026 Proxy Statement	5

Meeting Attendance

The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2026. To participate in the Annual Meeting, you will need the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of the record date for this Annual Meeting, which was February 11, 2026, or you hold a valid proxy for the Annual Meeting. If you were a stockholder as of the record date, you may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2026 and using your 16-digit control number to enter the Annual Meeting.

Stockholder Voting Matters

Proposals	Board & Management Recommendation	Page Reference (for more detail)
1. To elect eight directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified	For each Director Nominee	Page 9
2. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement	For	Page 36
3. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2026	For	Page 79
4. To approve the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan	For	Page 80
5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated	For	Page 92

6	2026 Proxy Statement

Company Profile

FuelCell Energy is a clean energy technology company and a stationary fuel cell manufacturer with 22 years of operating experience in this field. We were founded in 1969 to research and develop electrochemical power generation technology and are headquartered in Danbury, Connecticut. Since the early 2000s, we have been manufacturing, selling and servicing our proprietary molten carbonate fuel cell systems, which deliver large-scale, continuous clean power and advanced emissions management. Unlike traditional power generation methods that rely on combustion, our fuel cells generate electricity electrochemically through a chemical reaction rather than burning fuel, resulting in ultra-low emissions and high efficiency. Our carbonate fuel cell systems are fuel-flexible, with the ability to run on biofuels, renewable natural gas, or hydrogen-hydrocarbon blends, and provide reliable baseload power, carbon capture, and thermal energy for chilling, heating, and process steam. As global energy demand rises driven by artificial intelligence, electrification, and the need for enhanced grid resiliency, we believe solutions like ours will be vital in addressing next-generation needs, helping to strengthen the grid, reducing pollution, and supporting decarbonization goals. We have proven utility-scale projects operating at 10 MW, 20 MW, and 58.8 MW, each with more than seven years of continuous run time. As a company, we are motivated by our purpose of enabling a world empowered by clean energy.

We target a range of markets and applications with our products, including utilities and independent power producers, data centers, wastewater treatment, commercial and hospitality, and microgrids, among others. We market our products primarily in the U.S. and Canada, the European Union and the United Kingdom, and priority Asian markets including South Korea, Singapore, Malaysia, and Thailand. We selectively pursue additional opportunities in other regions that align with our strategic priorities. We focus our expansion on markets and regions that value clean distributed generation, have poor grid reliability and/or challenged transmission and distribution lines, and can benefit from the value streams our products provide.

In addition to our existing core molten carbonate-based commercial products, we engage strategically in research and development, both company-funded and carried out under grants from and commercial agreements with private companies and various government agencies through our Advanced Technologies programs. Our Advanced Technologies programs are currently focused on continued development and advancement of our core carbonate fuel cell technology as well as commercialization of our solid oxide electrolysis technology for distributed hydrogen. We focus on generating revenue from our core recurring and non-recurring revenue sources, while working to identify the next trends in clean energy we believe we can commercialize, take to market, and grow into future revenue streams.

Websites

Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of or incorporated by reference into this Proxy Statement or any of our other filings with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our environmental, social and governance goals, commitments and strategies, our executive compensation program, the expected capabilities of and expected markets and potential sales pipeline for our current and future products and technologies, our plans and expectations with respect to the potential expansion of our manufacturing capacity and our plans and expectations with respect to the continuing development and commercialization of our current and future fuel cell technologies, including our carbon capture project with Exxon Mobil Corporation and its affiliates. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Factors that could cause such a difference are disclosed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Stockholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.

2026 Proxy Statement	7

Our Commitment to Sustainability

As a company, we are committed to helping our customers reduce their environmental impact. We are equally committed to reducing our environmental impact, including the reduction of our own carbon footprint on a per unit basis, guided by the same principles of responsibility and innovation that underpin our platforms. As part of this commitment, during fiscal year 2025, we:

●	Performed a corporate-level greenhouse gas emissions inventory for 2025;
●	Published the 2024 Sustainability Report aligned with international Environmental, Social and Governance (“ESG”) standards to provide transparency on our sustainability commitments and progress to all our stakeholders;
●	Continued developing a sustainability strategy to prioritize and holistically address our key ESG responsibilities and stakeholders’ needs; and
●	Continued to prioritize circularity in every aspect of our product life cycle, from design to end-of-life management.

Our sustainability strategy is anchored in three pillars—Environmental, Social, and Governance—covering 12 action areas that address climate action, air quality, circular design, product efficiency, workforce development and employee wellbeing, responsible supply chain, and strong governance. Our commitment spans the full life cycle of our platforms, from design and manufacturing through installation and ongoing service, with systems engineered for circularity. At end of life, we refurbish and reuse components where feasible and recycle more than 90% of the module by weight, minimizing waste and supporting resource efficiency. This is a departure from combustion-based, wind, and solar power generation methods that typically produce a significant amount of unrecyclable waste, which increases landfill use, and in the case of solar, creates the possibility of toxic material contamination.

8	2026 Proxy Statement

Proposal 1

Election of Directors

FuelCell Energy’s Directors (“Directors”) are elected annually to serve one-year terms. The Board has nominated each of the eight Director nominees named below to serve until the 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company. It is the intention of the persons named as proxies to vote, if authorized, for the election of the eight Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected.

Director Nominees

		Director
Name	Age	Since	Primary Occupation
James H. England*†	79	2008	Chief Executive Officer of Stahlman-England Irrigation Inc.
Jason Few	59	2018	President and Chief Executive Officer of the Company
Matthew F. Hilzinger*	62	2015	Former Executive Vice President and Chief Financial Officer of USG Corporation
Natica von Althann*	75	2015	Former Financial Executive at Bank of America and Citigroup.
Cynthia Hansen*	61	2021	Strategic Advisor at Enbridge Inc.
Donna Sims Wilson*	64	2021	Chief Operating Officer at Kah Capital Management
Betsy Bingham*	65	2021	Former Lean Operations Leader for GE Aviation
Tyrone Michael Jordan*	63	2024	Former President and Chief Operating Officer at DURA Automotive Systems
*	Independent Director
†	Chair of the Board of Directors

We believe the director nominees reflect the importance that the Board places on diversity and independence. The attributes of the director nominees to be elected at the Annual Meeting are:

2026 Proxy Statement	9

Director Qualifications and Biographies

The Nominating, Governance and Sustainability Committee regularly assesses the performance and attributes of each Director to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.

Pursuant to the recommendation of the Nominating, Governance and Sustainability Committee, the Board has nominated the eight candidates named above for election as Directors and has concluded that each of these incumbent Directors should be nominated for election based on their extensive senior leadership backgrounds, competencies and other qualifications identified in the table below and in the section entitled “Director Nominees” below.

Key Areas of Experience

Seven of the eight Director nominees are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).

Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

10	2026 Proxy Statement

Director Nominees

JAMES H. ENGLAND

Age 79 Director since: 2008 INDEPENDENT Chair of the Board of Directors since 2018

BIOGRAPHY:

Mr. England is a Corporate Director and has been the Chief Executive Officer of Stahlman-England Irrigation, Inc., a landscape, irrigation and artificial turf services company, since 2000. Prior to that, Mr. England spent four years as Chairman, President and Chief Executive Officer of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd. and served as that company’s Chief Financial Officer from 1990-1993, during which time John Labatt Ltd. was a public company with a market capitalization of over $5 billion. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England served as a director of Enbridge Inc. from January 2007 to May 2022 and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd. and the St. Clair Paint and Wallpaper Corporation.

Mr. England holds a Bachelor of Arts from the Royal Military College of Canada and a Master of Business Administration from York University. He also has a Chartered Accountant designation.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership
●
Broad International Exposure
●
High Level of Financial Expertise
●
Extensive Energy Industry Experience
●
Extensive Knowledge of the Company
●
Energy Infrastructure
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Chief Executive Officer of Stahlman-England Irrigation Inc.

2026 Proxy Statement	11

BETSY BINGHAM

Age 65 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Bingham served as Lean Operations Leader for GE Aviation, an aircraft engine supplier, from June 2021 to January 2025. Ms. Bingham was responsible for leading GE Aviation’s lean transformation and implementation of lean principles throughout the organization and daily operations. In addition, Ms. Bingham had responsibility for Quality, Sustainability and Environmental, Health and Safety across the business. Ms. Bingham has significant experience as a leader in corporate lean manufacturing, transformation and scaling manufacturing. Prior to that, Ms. Bingham was the Lean & Operations Leader for GE Digital, an industrial software company, from December 2019 to June 2021, having responsibility for leading the lean transformation as well as oversight of the operational management system across the company. Prior to working at GE, Ms. Bingham served as Vice President of Integrated Supply Chain for the Honeywell International, Performance Materials and Technology business from September 2018 to November 2019. Additionally, Ms. Bingham was responsible for the Honeywell Operating System, the company’s lean transformation system. Prior to Honeywell, Ms. Bingham served Koninklijke Philips N.V. (Royal Philips), a publicly traded diversified technology company, as Head of Systems Manufacturing from March 2018 to September 2018, Chief Operating Officer of Diagnostic Imaging Business from August 2016 to March 2018 and Senior Vice President — Head of Global Customer Service from January 2015 to August 2016. Ms. Bingham was elected to board of directors of Precinmac effective December 2024, where she now chairs the Compensation Committee. Ms. Bingham brings additional quality, lean and continuous improvement experience through leadership roles with Royal Philips’ Diagnostics Imaging Business and Danaher subsidiaries Tektronix, Inc. and Veeder-Root Co.

Ms. Bingham received her Bachelor of Science in Ceramic Engineering from Alfred University and an MBA from State University of New York at Buffalo.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Level Leadership
●
Broad Understanding of Advanced Technologies
●
Lean Manufacturing and Scaling Manufacturing
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former Lean Operations Leader for GE Aviation

12	2026 Proxy Statement

JASON FEW

Age 59 Director since: 2018

BIOGRAPHY:

Mr. Few was appointed President and Chief Executive Officer of FuelCell Energy in August 2019 and has served as a director since November 2018. Mr. Few previously served as the Company’s Chief Commercial Officer from September 2019 to March 2022. Prior to joining FuelCell Energy, Mr. Few served as the President of Sustayn Analytics LLC, a cloud-based artificial intelligence and machine learning waste and recycling optimization company, from April 2018 to August 2019. Mr. Few is the Founder and has served as Senior Managing Partner of BJF Partners, LLC, a privately held strategic consulting firm, since 2016. Mr. Few has more than 30 years of experience creating enterprise value for Global Fortune 500 and privately held companies across the energy, technology, telecommunications and private aviation sectors.

Mr. Few served as President and Chief Executive Officer of Continuum Energy, a gas gathering and midstream energy products and LDC gas marketing services company, from 2013 to 2016. He previously held senior leadership roles at NRG Energy, Inc., an integrated energy company, including Executive Vice President and Chief Customer Officer from 2011 to 2012, and at Reliant Energy, a retail electricity provider, where he served as President from 2009 to 2012 and as Vice President, Smart Energy from 2008 to 2009. He also served as a Senior Advisor to Verve Industrial Protection, an industrial cybersecurity software company, from 2016 to 2019.

Mr. Few was elected to the board of directors of Enbridge Inc. (NYSE: ENB) effective May 4, 2022, where he now chairs the Governance Committee and serves on the Audit, Finance and Risk Committee. He previously served on the board of directors of Marathon Oil Corporation (NYSE: MRO) from April 2019 to May 2022.

Mr. Few earned a bachelor’s degree in computer systems in business from Ohio University. He received an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership
●
Broad Understanding of Advanced Technologies
●
Extensive Knowledge of the Company
●
Extensive Energy and Utility Industry Experience
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Project Finance / Global Power Project Development
●
Financial Management
●
Strategic Planning
●
Cybersecurity
●
ESG Experience
●
Energy Infrastructure
●
Manufacturing Experience
●
Broadband Data Infrastructure and Computing
●
Commodities
●
Retail, Commercial, Industrial Electricity and Gas Distribution
●
New Product Introduction and Product Management
PRINCIPAL OCCUPATION: ● President and Chief Executive Officer

2026 Proxy Statement	13

CYNTHIA HANSEN

Age 61 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Hansen has served as Strategic Advisor to Enbridge Inc., a multinational pipeline and energy company, since January 2026 and previously served as Executive Vice President and President, Gas Transmission and Midstream at Enbridge Inc. from March 2022 to January 2026. In addition, Ms. Hansen previously served as Executive Vice President and President, Gas Distribution and Storage at Enbridge Inc. from November 2018 to March 2022. Ms. Hansen was responsible for the overall leadership and operations of Enbridge Inc.’s gas pipeline and midstream business across North America. From October 2019 to January 2026, Ms. Hansen was also the Executive Sponsor for Asset and Work Management Transformation across Enbridge Inc., working with other business unit leaders, and chair of the Diversity and Inclusion Sponsor Council. Ms. Hansen served on the boards of the Interstate Natural Gas Association of America and the United Way of Greater Houston from May 2022 to December 2025, and the board of the Greater Houston Partnership from February 2023 to December 2025. Ms. Hansen has more than 26 years of experience working in operational, financial and safety leadership roles within Enbridge Inc., including as President, Enbridge Gas Distribution and Senior Vice President, Operations within Liquids Pipelines. Prior to joining Enbridge Inc., Ms. Hansen worked as a Principal for PricewaterhouseCoopers. Ms. Hansen is a member of Enbridge Inc.’s Executive Leadership Team. Ms. Hansen previously served on the boards of Energir Inc., Ontario Energy Association, the Canadian Gas Association, the Canadian Energy Council, the Canadian Energy Pipelines Association, the Alberta Chamber of Resources, the Edmonton Symphony Orchestra, the University of Alberta School of Business Advisory Council and NorQuest College, among others. Ms. Hansen was named one of Canada’s Most Powerful Women: Top 100 by the Women’s Executive Network, as well as a WXN Hall of Fame member and was recognized as a Canadian Business Leader by Catalyst Canada.

Ms. Hansen received a Bachelor of Commerce degree from the University of Alberta and is also a graduate of the Alberta Institute of Chartered Accountants.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership Experience
●
High Level of Financial Expertise
●
International Exposure
●
Risk Management / Oversight
●
Extensive Energy and Utility Industry Experience
●
Strong Focus on Strategy Development and Implementation
●
Energy Infrastructure
●
ESG Experience
PRINCIPAL OCCUPATION: ● Strategic Advisor at Enbridge Inc.

14	2026 Proxy Statement

MATTHEW F. HILZINGER

Age 62 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Mr. Hilzinger was the Executive Vice President and Chief Financial Officer of USG Corporation, an international building products company, from May 2012 to May 2019. In that position, he oversaw all financial activities as well as strategic planning. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer responsible for finance and risk management from 2008 to 2012 and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger has served on the board of Northwest Hardwoods, Inc. since February 2021. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990.

Mr. Hilzinger earned a Bachelor of Accounting from the University of Michigan.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Leadership
●
High Level of Financial Expertise
●
Extensive Knowledge of the Company
●
Extensive Energy Industry Experience
●
Experience with Global Publicly Traded Companies
●
Risk Management / Oversight
●
Manufacturing Experience
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former Executive Vice President and Chief Financial Officer of USG Corporation

2026 Proxy Statement	15

NATICA VON ALTHANN

Age 75 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since 2009 and was a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A., from 2009 to March 2025. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously, she spent 26 years with Citigroup in various leadership roles, including Division Executive — Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications — Technology group for Citicorp Securities. She also served as co-head of the High Yield Finance Group in Citicorp Securities following her service as Region Head of the Citicorp Leverage Finance Group. Ms. Von Althann was born in Havana, Cuba, and has served on the board of Friends of Caritas Cubana since October 2018.

Ms. von Althann received a Bachelor of Arts in Political Science and Government from Bryn Mawr College.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Board and Executive Level Leadership Experience
●
High Level of Banking and Financial Expertise
●
Extensive Knowledge of the Company
●
Broad International Exposure
●
Risk Management / Oversight
●
Exposure to Energy and Utility Sectors
●
Strong Focus on Strategy Development and Implementation
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former Financial Executive at Bank of America and Citigroup.

16	2026 Proxy Statement

DONNA SIMS WILSON

Age 64 Director since: 2021 INDEPENDENT

BIOGRAPHY:

Ms. Sims Wilson has served as Chief Operating Officer of Kah Capital Management, an alternative asset management firm, since April 2020, where she serves on the Management Committee and the Investment and Risk Management Committee and is Chairman of the Valuation Committee. Ms. Sims Wilson previously served as President of Smith Graham Investment Advisors, a $6 billion investment management firm, from October 2015 to April 2021. Ms. Sims Wilson also served on Smith Graham's Board of Directors as well as Executive Management and Investment Policy Committees for the same period. Prior to joining Smith Graham, she completed a 30-year career as an investment banker where among other roles, she was the lead corporate finance professional underwriting hundreds of billions of dollars of corporate and mortgage debt, as well as equity initial and secondary public offerings.

Ms. Sims Wilson co-founded the National Association of Securities Professionals (NASP) Africa Financial Summit in 2015. With subsequent funding from USAID, Mobilizing Institutional Investor to Develop Africa’s Infrastructure (MiDA) was born and has since executed over $1 billion in African infrastructure investments from U.S. institutions. Her leadership in ideating and launching these successful endeavors served as a precursor to her participation in leading a delegation of U.S. pension funds and foundations to the 2018 G20 Buenos Aires summit to educate global institutional investors on how to generate safe, risk-adjusted returns by investing in African infrastructure. Ms. Sims Wilson also previously served as Chair for the Export Import Bank of the United States on the Sub-Saharan African Advisory Board. Ms. Sims Wilson is a frequent speaker at financial service industry events, has testified before the U.S. Congress on laws relating to diversity and has appeared on CNBC’s Squawk Box and C-SPAN discussing issues of diversity, equity and how diverse populations are faring in the economic recovery. She was named One of the Most Powerful Women in Business by Black Enterprise Magazine and received NASP’s coveted Joyce Johnson Award in 2010. Ms. Sims Wilson is an advocate of diversity, equity and inclusion initiatives and she helps businesses break down demographic, social and geographic barriers to achieve expanded levels of success. Additionally, Ms. Sims Wilson brings extensive corporate governance experience through her international corporate board service, leadership positions with numerous not-for-profit boards and working closely with institutional investors and analysts.

Ms. Sims Wilson received her Bachelor of Arts in Political Science from Yale University.

SKILLS AND QUALIFICATIONS INCLUDE:

●
Executive Level Leadership Experience
●
High Level of Banking and Financial Expertise
●
High Level of Marketing and Sales Expertise
●
Broad International Exposure
●
Risk Management / Oversight
●
Exposure to Energy and Utility Sectors
●
Strong Focus on Strategy Development and Implementation
●
ESG Experience
PRINCIPAL OCCUPATION: ● Chief Operating Officer at Kah Capital Management

2026 Proxy Statement	17

TYRONE MICHAEL JORDAN

Age 63 Director since: 2024 INDEPENDENT

BIOGRAPHY:

Mr. Jordan is an experienced automotive and aerospace industry executive with deep expertise in operations, advanced manufacturing systems, commercialization and technology.

Mr. Jordan served as the President and Chief Operating Officer at DURA Automotive Systems, a global automotive technology supplier, from 2015 until his retirement in 2019, where he led strategic growth and operational initiatives across a global enterprise, demonstrating his ability to drive operational excellence and adapt to rapidly evolving commercial and technological advancements. Mr. Jordan spent more than two decades at General Motors, where he held various senior executive roles, including Global Executive Vice President of Operations & Customer Experience, Engineering, and New Vehicle Technologies. His international experience in Brazil, Mexico, and China, along with leadership roles in Korea, Argentina, and Europe, has equipped him with a global perspective across the industrial sector. Mr. Jordan also served as Senior Vice President, Global Operations and Supply Chain, Aerospace Systems at United Technologies Corporation (UTC), where he was responsible for global operating and technology locations. His leadership was instrumental in the global integration of Goodrich into UTC. Mr. Jordan serves on the Board of Directors at Oshkosh Corporation (NYSE: OSK), Axalta Coating Systems (NYSE: AXTA), and TPI Composites, Inc. (NASDAQ: TPIC), and previously served on the Boards of Directors of Cooper Tire and Rubber Company (NYSE: CTB) and Trinity Industries, Inc. (NYSE: TRN), adding to the manufacturing and manufacturing scale up experience he brings to the FuelCell Energy Board of Directors. Mr. Jordan was originally recommended as a Director nominee by the non-management Directors after being introduced to Mr. Jordan by a third-party search firm.

Mr. Jordan received his Bachelors degrees from Eastern Michigan University (Pre-Law / Criminology) and Purdue University (Industrial Engineering Technology), and an MBA from the University of Tennessee.

SKILLS AND QUALIFICATIONS INCLUDE:

●
CEO/Executive Level Leadership Experience
●
Corporate Governance
●
Transportation and Mobility Experience
●
Strategy
●
People and Compensation
●
Global Markets Experience
●
Financial Literacy
●
Technology
●
Sales and Marketing
●
Manufacturing Experience
●
M&A and Capital Markets
●
ESG Experience
PRINCIPAL OCCUPATION: ● Former President and Chief Operating Officer at DURA Automotive Systems

18	2026 Proxy Statement

Skills and Qualifications of Our Director Nominees

A summary of the attributes of each of our Director nominees follows.

We believe the Director nominees reflect an appropriate mix of professional expertise and educational backgrounds to maintain a Board that is strong in its collective knowledge. The skills, expertise and experience of the Director nominees to be elected at the Annual Meeting are described below, although this is not intended to be an exhaustive list.

CEO / Executive Leadership 8
Strategy 8
Financial Literacy 8
M&A and Capital Markets 8
Corporate Governance 8
People and Compensation 8
Technology 4
Hydrogen Economy 6
Transportation and Mobility 5
Global Markets 8
Sales and Marketing 7
ESG Experience 8
Energy Infrastructure 3
Manufacturing Experience 5

2026 Proxy Statement	19

Director Compensation

The Compensation and Leadership Development Committee periodically reviews Director compensation. In evaluating our Director compensation program, the Compensation and Leadership Development Committee is guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation program should be simple, transparent and easy for stockholders to understand.

The compensation of the non-employee Directors includes both a cash component and an equity component, which are described in additional detail below. Our non-employee Directors receive an annual retainer and committee member and chair retainers. They may elect to receive these retainers in cash or in shares of the Company’s common stock.

Fiscal Year 2025 Annual Director Compensation

For fiscal year 2025, our annual non-employee Director compensation consisted of:

●	an annual cash retainer of $50,000 per year for service as a Director;
●	an annual equity award of either restricted stock units (“RSUs”) or deferred common stock (at the Director’s election) valued at $115,000 for service as a Director, which vests one year from the date of grant; and
●	non-chair committee retainers of $10,000 for the first committee on which a non-employee Director is a member and $7,500 for each additional committee on which he or she is a member. There is no committee retainer payable for serving on the Executive Committee.

In addition, the non-employee Chair of the Board received an additional annual retainer of $50,000, and Chair committee retainers (in lieu of the committee member retainers described above) were $20,000 for the Audit, Finance and Risk Committee and $15,000 for each of the Nominating, Governance and Sustainability Committee and the Compensation and Leadership Development Committee. A Director will receive pro-rated retainers if he or she does not finish his or her then-current term as a Director.

New Board Members

Upon election to the Board, a non-employee Director will be granted an equity award in the form of RSUs valued at $115,000, pro-rated from the date of his or her initial appointment to the end of the service year (which ends at the annual stockholder meeting). The per share fair market value of each award is based upon the closing market price of the Company’s common stock on the date of grant.

20	2026 Proxy Statement

Directors Deferred Compensation Plan

Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer, until a predetermined date or until they leave the Board, receipt of all or a portion of their retainers, whether paid in cash or common stock. The election to defer receipt of all or a portion of his or her retainers must be made by a non-employee Director prior to December 31 of the calendar year preceding the deferral or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.

Reimbursement of Expenses

We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board.

Fiscal Year 2025 Non-Employee Director Compensation

The following table sets forth the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2025.

				All Other
	Fees Earned Or	Stock Awards	Option Awards	Compensation
Name of Director	Paid in Cash ($)(1)	($)(2)	($)	($)	Total ($)(3)
James H. England	117,500	115,000	—	—	232,500
Matthew F. Hilzinger	80,000	115,000	—	—	195,000
Natica von Althann	75,000	115,000	—	—	190,000
Cynthia Hansen	67,500	115,000	—	—	182,500
Donna Sims Wilson	82,500	115,000	—	—	197,500
Tyrone Michael Jordan	67,500	115,000	—	—	182,500
Betsy Bingham	67,500	115,000	—	—	182,500

The following table describes the total compensation earned by our non-employee Directors during the fiscal year ended October 31, 2025, categorized by type of consideration earned.

	Annual	Annual	Committee
	Equity Award	Retainer Fees	Participation Fees
Name of Director	($)	($)	($)	Total ($)(2)
James H. England	115,000	50,000	67,500	232,500
Matthew F. Hilzinger	115,000	50,000	30,000	195,000
Natica von Althann	115,000	50,000	25,000	190,000
Cynthia Hansen	115,000	50,000	17,500	182,500
Donna Sims Wilson	115,000	50,000	32,500	197,500
Tyrone Michael Jordan	115,000	50,000	17,500	182,500
Betsy Bingham	115,000	50,000	17,500	182,500

(1)	Mr. England and Ms. Hansen elected to receive these fees that would otherwise be paid in cash in the form of stock.
(2)

The amounts reported represent the aggregate grant date fair value of the stock awards granted in fiscal year 2025 determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 16 of the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2025. Stock awards to Directors for payment of retainers are unrestricted shares of common stock that are not subject to any vesting provisions. The annual equity award vests at the earlier of one year from the date of grant or the next annual meeting of stockholders. As of October 31, 2025, each of our then-serving non-employee Directors held 23,859 units that were subject to vesting.

(3)

The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainers, committee and/or chair retainers and equity awards.

2026 Proxy Statement	21

Corporate Governance

The Role of the Board

The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning and review and approve the Company’s strategy and mission. The Board is active in reviewing and approving significant corporate actions. The Board also oversees and assesses the effectiveness of the Company’s risk mitigation framework, including controls for financial, regulatory and legal matters, as well as disaster recovery and cybersecurity, environmental, social and governance matters and reviews the process for succession, talent development and employee compensation.

Board Leadership Structure

The Board regularly evaluates its leadership structure to ensure that it reflects the Board’s commitment to effective governance and oversight. Our third amended and restated by-laws (our “by-laws”) provide the Board flexibility to select the appropriate leadership structure for the Board.

In evaluating the Board’s leadership structure, our Board seeks to implement a leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, and considers various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices.

Currently, the Board maintains separate roles for the Chief Executive Officer and the Chair of the Board. The Company’s President and Chief Executive Officer (Mr. Jason Few) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. Mr. Few’s responsibilities include:

●	Providing strong ethical leadership;
●	Executing on the Company’s corporate strategy;
●	Reinforcing the Company’s mission, culture and core values;
●	Ensuring complete and accurate disclosure of financial, operational and management matters to the Board;
●	Ensuring compliance and integrity of all financial and regulatory filings and other Company communications;
●	Communicating with the Board so that it is fully informed with respect to Company, industry and corporate governance matters; and
●	Delivering the financial and strategic objectives established by the Board.

The Board’s independent Chair (Mr. James H. England) serves as the principal representative of the Board and as such, presides over all Board meetings. The Board believes that this leadership structure, which separates the Chair and Chief Executive Officer roles, is optimal at this time because it allows Mr. Few to focus on operating and managing our company, while Mr. England focuses on the leadership of the Board and other strategic business activities. We believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership.

22	2026 Proxy Statement

Board Refreshment and Composition

The Nominating, Governance and Sustainability Committee routinely looks for candidates with skill sets that are relevant to the Company and align with our business strategy and goals.

Since 2021, we have added a total of four new Directors to the Board (comprising 50% of the current Board), bringing an expansive mix of expertise, diversity and insight to the Board and its committees. We believe that these Directors provide fresh views and new perspectives with regard to the Company, balanced with the continuity and stability of our longer-serving Directors.

The Board has a number of practices that encourage thoughtful Board refreshment, and the Board understands the importance of continuing to add diverse, experienced talent to its membership to ensure an array of experience and strategic views. The Board is committed to ensuring that the composition of the Board aligns with the evolving needs of the Company. The Nominating, Governance and Sustainability Committee adheres to vigorous Board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge. In accordance with its Corporate Governance Guidelines, the Board will strive to maintain an average age of 68 or less and an average tenure of eight years or less for the independent directors as a group. This approach allows for some flexibility with respect to individual director service based on contributions and alignment with Board needs and encourages regular refreshment, while also recognizing the benefit of having some directors who have longer experience on the Board. In addition, to augment the annual assessment of each director’s active engagement and the quality of their contributions relative to the Board’s evolving needs, every independent director periodically will be subject to a more detailed assessment to determine whether their experience and ability to contribute best aligns with the Company’s needs. A third-party advisor will assist the Chair of the Nominating, Governance and Sustainability Committee in facilitating these in-depth assessments (except where the Chair of the Nominating, Governance and Sustainability Committee is subject to review in which case the Nominating, Governance and Sustainability Committee shall select a Director not subject to review in that cycle to work with the third-party advisor). All independent directors of the Board serving as of the beginning of the Company’s 2025 fiscal year will be subject to, on a rolling basis, such detailed assessment within five years of such date. Each independent director will be subject to an additional detailed assessment within every five-year period of additional service commencing after the completion of the prior detailed assessment. All directors who join the Board after the beginning of the Company’s 2025 fiscal year will be subject to a detailed assessment within the first five years of the commencement of his or her service on the Board, and will be subject to an additional detailed assessment within every five-year period of additional service commencing after the completion of the prior detailed assessment. The Nominating, Governance and Sustainability Committee will determine the specific methodology to be used for the detailed assessment with the external advisor. It is expected that in addition to the matters typically considered in annual renomination decisions, the process will involve an interview of the director, a formal peer evaluation process, consideration of likely Board and committee needs over the next three to five years, and consideration of the skills, experience and other qualities that could be sought if the director were not to be renominated.

Director Orientation

As part of our Director orientation process, each new Director receives orientation materials, attends a presentation by the management team, tours our factory and visits at least one of our operating platforms. During the orientation session, new Directors are given ample opportunity to ask questions and request additional information. Directors engage in continuous company-based education post-orientation.

Majority Voting Standard in Director Elections

In 2016, the Board approved an amendment to the Company’s by-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our by-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast with respect to a Director’s election.

In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director did not receive a greater number of votes “for” his or her election than votes “against” his or her election, the Director shall promptly tender his or her resignation to the Chair of the Board. The Nominating, Governance and Sustainability Committee shall promptly consider such resignation and recommend to the Board whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating, Governance and Sustainability Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.

2026 Proxy Statement	23

Continuing Education and Evaluations

The Board believes that continuing education by the Board and management is critical to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance. The Board maintains a policy requiring mandatory participation in an accredited director education program. New directors are required to complete a minimum of four hours of accredited director education within the first 180 days of election to the Board, and all Directors are required to complete four hours of accredited director education per fiscal year. All of our Directors elected at the last Annual Meeting met their continuing education requirements in fiscal year 2025. All of our Directors and all of our currently serving named executive officers (i.e., those executive officers that are named in the Fiscal Year 2025 Summary Compensation Table and are currently employed by the Company) are members of the National Association of Corporate Directors.

As part of the Board’s commitment to improve its performance and effectiveness, assessments of the Board and each of its committees are conducted annually. Results of these assessments are reviewed by the Nominating, Governance and Sustainability Committee and the full Board.

Corporate Governance Principles

The Board has adopted Corporate Governance Principles which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Corporate Governance Principles are reviewed annually by the Nominating, Governance and Sustainability Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Code of Ethics

The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.

The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board, our currently serving named executive officers (including our principal executive officer and our principal financial and accounting officer) and all our other employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As required by the Sarbanes-Oxley Act of 2002, our Audit, Finance and Risk Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Whistleblower Policy

The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.

We have established a written protocol with a third-party vendor to ensure that complaints received will be forwarded directly to the Company’s General Counsel, who will summarize such complaints as appropriate and forward such summaries to the Chair of the Audit, Finance and Risk Committee of the Board without going through additional internal management channels.

The third-party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.

24	2026 Proxy Statement

Policy Prohibiting Insider Trading

The Board has adopted an Insider Trading Policy that governs the purchase, sale and other acquisitions and dispositions of the Company’s common stock by the Company and our Directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, related SEC rules and regulations and the listing rules of The Nasdaq Stock Market (“Nasdaq”).

Anti-Hedging and Anti-Pledging Policies

Under the terms of the Company’s Insider Trading Policy, all Directors, officers (including, but not limited to, all currently serving named executive officers) and employees, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale. Our Directors, officers (including, but not limited to, all currently serving named executive officers) and employees are also prohibited from pledging any Company securities.

Compensation Recovery Policies

In 2023, the Company adopted two new executive compensation recovery policies. The first policy provides that if the Company is required to prepare a qualifying accounting restatement, the Company will, unless an exception applies, recover reasonably promptly the excess of the amount of erroneously awarded incentive-based compensation, whether cash or equity, provided to a covered executive over the amount that otherwise would have been received by the executive had such compensation been determined based on the restated financials, computed without regard to any taxes paid. This policy applies to incentive-based compensation received by a covered executive on or after October 2, 2023. Under the second policy, the Board may seek recovery of all compensation (other than base salary) awarded to the Company’s executive officers (or any employee reporting directly to such executive officer at the level of vice president or above) for misconduct including conduct constituting a failure to appropriately identify, escalate, monitor or manage risks to the Company which has caused, or might reasonably be expected to cause, significant reputational or financial harm to the Company, committing a material breach of any agreement between such officer and the Company, or such officer being convicted of, or entering a guilty plea or plea of no contest with respect to a felony or the equivalent thereof, having as its predicate element fraud, dishonesty or misappropriation of property, whether or not property of the Company.

The Executive Compensation Recovery Policies can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Stock Ownership Guidelines and Holding Requirements

To align the interests of our Directors, executive officers and stockholders, we require our non-employee independent Directors and executive officers to own FuelCell Energy common stock and we maintain formal stock ownership guidelines. Our current stock ownership guidelines are shown in the table below:

Position	Ownership Guideline
President and Chief Executive Officer	The lesser of three times base salary or at least 80,000 shares
All Other Section 16 Executive Officers	The lesser of one times base salary or at least 20,000 shares
Non-Employee Independent Directors	The lesser of three times the annual cash retainer or at least 6,000 shares

Executives subject to the guidelines must meet the ownership requirement within the later of five years from the date they are appointed to a Section 16 Executive Officer position, or if they were already serving in a Section 16 Executive Officer position, five-years from the date of any change in the minimum stock ownership guidelines (which will be February 2030, as the most recent change to the guidelines was made in February 2025 as a result of the Company’s reverse stock split and independent review of the stock ownership guidelines by the Company’s compensation consultant). The non-employee independent Directors are expected to achieve target ownership levels within the later of five years from the date of commencement of service as a Director, or if they were already serving as a Director, five years from the date of any change in the minimum stock ownership guidelines (which will be February 2030, as the most recent change to the guidelines was made in February 2025). For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:

●	FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director and his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;

2026 Proxy Statement	25

●	100% of restricted stock and restricted stock unit awards (vested and unvested) issued under the Company’s equity incentive plans, but not performance stock units issued under the Company’s equity incentive plans;
●	100% of common stock issued under the Company’s Employee Stock Purchase Plan; and
●	100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.

Unexercised stock options (vested and unvested) may not be counted for purposes of meeting the applicable ownership guidelines.

Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service on the Board.

26	2026 Proxy Statement

Risk Oversight

The Board has overall responsibility for the oversight of risk management at our Company. Day-to-day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures. Our Board’s role in our Company’s risk oversight has not affected our leadership structure.

Board of Directors and Delegation of Risk Oversight

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees.

Nominating, Governance and Sustainability Committee	Audit, Finance and Risk Committee	Compensation and Leadership Development Committee

●
Oversees risks related to environmental, social and corporate governance (“ESG”) strategy, initiatives and policies, including communications with employees, investors and other stakeholders with respect to ESG matters

●
Responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment, enterprise risk management and commodity exposure
●
Oversees the risk assessment and review of the financial internal controls and procedures, financial statement reporting compliance and risk management strategies related to cybersecurity, technology and the impact of emerging technologies
●
Considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks
●
In September 2021, the Audit, Finance and Risk Committee adopted a Financial Risk Management Policy (“FRMP”). The objective of the FRMP, which was developed and is executed by the Company’s management, is to manage and mitigate exposure to, among other things, commodity price, foreign currency and interest rate risk with oversight by the Audit, Finance and Risk Committee

●
Assists our Board in overseeing the management of risks arising from our compensation policies and programs related to assessment, selection, succession planning, training and development of executives of the Company

Each of the Board committees reviews these risks and then discusses the process and results with the full Board.

2026 Proxy Statement	27

Communicating with Directors

The Board welcomes engagement with stockholders and casts a wide net to inform and enhance its deliberations and decision making. It also maintains means for stockholders to engage, ask questions and provide input:

●	Stockholders may participate in our Annual Meetings.
●	Stockholders may participate in our stockholder engagement program in which members of management and, as appropriate, Directors have in-person, virtual, phone or email engagements.

In addition, the Company has established a process by which stockholders or other interested parties may communicate with the Board or any of the Company’s individual Directors. Stockholders and other interested parties may write to our Board, its committees or individual Directors, either via email at corporatesecretary@fce.com or by sending a written communication addressed to our Corporate Secretary by mail to FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810. The Corporate Secretary will promptly forward any communication received to the Board, any committee of the Board or any individual Director specifically addressed in the communication.

Board of Directors and Committees

Independent Directors and Meeting Attendance

The Board currently consists of eight Directors — James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, Betsy Bingham and Tyrone Michael Jordan, each of whom will stand for re-election at the Annual Meeting.

The Board has determined that the following seven of the eight Director nominees are independent Directors in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and Nasdaq, including Nasdaq Rule 5605(a)(2): James H. England, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, Betsy Bingham and Tyrone Michael Jordan.

The Board had previously determined that Jason Few, who served as a non-employee Director prior to his appointment as our President and CEO, was an independent Director prior to his appointment as our President and CEO in accordance with the director independence standards of the SEC and Nasdaq, including Nasdaq Rule 5605(a)(2). However, the Board determined that Mr. Few ceased to be independent upon his appointment as President and CEO of the Company on August 26, 2019.

The Board and its committees meet regularly to review and discuss the Company’s progress, strategy and business. The Board meets regularly with management and outside advisors. The independent Directors also hold regular executive sessions without Mr. Few or other members of management. Board members are also kept apprised of Company progress and issues that arise between Board meetings.

All Directors serving at the time of the Company’s 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”) attended the 2025 Annual Meeting. Regular attendance at Board meetings and annual stockholder meetings by each Board member is expected. The Board held 10 meetings in fiscal year 2025. Each incumbent Director serving during fiscal year 2025 attended more than 75% of the total number of Board meetings and, if a Director served on a committee, committee meetings held during fiscal year 2025.

28	2026 Proxy Statement

Board Committees

The Board has four standing committees: the Audit, Finance and Risk Committee, the Compensation and Leadership Development Committee, the Executive Committee and the Nominating, Governance and Sustainability Committee. These committees assist the Board in performing its responsibilities and making informed decisions.

The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.

The table below identifies the current members of these four standing committees:

	Audit, Finance and Risk	Compensation and Leadership Development	Executive	Nominating, Governance and Sustainability
James H. England
Jason Few
Matthew F. Hilzinger	**
Natica von Althann
Cynthia Hansen	**
Donna Sims Wilson
Betsy Bingham
Tyrone Michael Jordan

**Following the Annual Meeting, Cynthia Hansen will assume the role of Chair of the Audit, Finance and Risk Committee, which is currently held by Matthew F. Hilzinger. Following this transition, Mr. Hilzinger will continue as a member of the Audit, Finance and Risk Committee.

2026 Proxy Statement	29

Audit, Finance and Risk Committee

Current Chair	Other Current Members:

Matthew F. Hilzinger	Natica von Althann	Cynthia Hansen	Donna Sims Wilson	Betsy Bingham

Each of the current and fiscal year 2025 Audit, Finance and Risk Committee members satisfies, and has satisfied during his or her entire period of service on the Committee, the definition of independent director and is, and has been during his or her entire period of service on the Committee, financially literate under the applicable Nasdaq and SEC rules (including those specifically applicable to audit committee members).

Following the Annual Meeting, Cynthia Hansen will assume the role of Chair of the Audit, Finance and Risk Committee, which is currently held by Matthew F. Hilzinger. Following this transition, Mr. Hilzinger will continue as a member of the Audit, Finance and Risk Committee.

In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has determined that Mr. Hilzinger and Ms. Hansen are “Audit Committee Financial Experts” as defined by SEC rules.

The Audit, Finance and Risk Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management. The Audit, Finance and Risk Committee routinely holds executive sessions with the Company’s independent registered public accounting firm without the presence of management.

Responsibilities of the Audit, Finance and Risk Committee include:

●
Overseeing management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;
●
Overseeing the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;
●
Overseeing the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;
●
Reviewing potential financing proposals and referring them to the Board as necessary; and
●
Overseeing the Company’s risk management programs including reviewing with management, for a general understanding, management’s risk assessments, corresponding accounting implications and risk management mitigation strategies and guidelines, including, but not limited to, with respect to enterprise risks relating to cybersecurity, privacy and data management, technology and the impact of emerging technologies and regulatory compliance and capital markets risks relating to commodity exposure, foreign exchange rates, interest rates and other macroeconomic trends and risks.

The Audit, Finance and Risk Committee held eight meetings during fiscal year 2025. The complete Audit, Finance and Risk Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit, Finance and Risk Committee’s report appears on page 77 of this Proxy Statement.

30	2026 Proxy Statement

Compensation and Leadership Development Committee

Current Chair	Other Current Members:

Donna Sims Wilson	James H. England	Matthew F. Hilzinger	Betsy Bingham	Tyrone Michael Jordan

Each of the current and fiscal year 2025 Compensation and Leadership Development Committee members is, and during his or her entire period of service on the Committee has been, an independent Director under applicable Nasdaq and SEC rules (including the rules applicable to compensation committee members), and the Compensation and Leadership Development Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation and Leadership Development Committee are appointed by the Board.

The Compensation and Leadership Development Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.

The Compensation and Leadership Development Committee’s overall objectives are to ensure the attraction, development and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation and Leadership Development Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation and Leadership Development Committee include:

●
Reviewing and recommending for approval by the independent Directors of the Board the compensation (salary, bonus and other incentive compensation) of the Chief Executive Officer of the Company;
●
Reviewing and approving the roster of companies used as a peer group for external benchmarking of our officer and Director compensation programs;
●
Reviewing and approving the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;
●
Reviewing and approving milestones and strategic enablers (under the Company’s Management Incentive Plan, or “MIP”) relevant to the compensation of executive officers of the Company and evaluating performance in light of those goals and objectives;
●
Overseeing the Company’s compliance with the applicable rules and regulations of the SEC regarding stockholder approval of certain matters, including advisory votes on executive compensation;
●
Reviewing and approving all employment, retention and severance agreements for executive officers of the Company;
●
Reviewing the management succession program for the Chief Executive Officer, the named executive officers and other selected executives of the Company; and

2026 Proxy Statement	31

●
Reviewing and discussing the Compensation Discussion and Analysis (“CD&A”) with management and, based on such review and discussions, recommending to the Board that the CD&A be included in the Company’s annual proxy statement.

The Compensation and Leadership Development Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation and Leadership Development Committee agendas are established in consultation with the Committee chair. The Compensation and Leadership Development Committee meets in executive session at each Committee meeting.

The Compensation and Leadership Development Committee held six meetings during fiscal year 2025.

The complete Compensation and Leadership Development Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation and Leadership Development Committee’s report appears on page 37 of this Proxy Statement.

Executive Committee

Current Chair	Other Current Members:

Jason Few	James H. England	Matthew F. Hilzinger	Natica von Althann

The principal purposes of the Executive Committee are to provide a forum in between regularly scheduled meetings of the Board for the Chief Executive Officer to seek guidance and advice regarding matters for the Board agenda, and to exercise the powers and authority of the Board in between regularly scheduled meetings of the Board in situations where a special meeting of the Board cannot be convened in the period in which a decision needs to be made, except as limited by the Company’s by-laws, the Nasdaq Marketplace Rules, Delaware corporate law, or other applicable laws or regulations and as may be further limited in the Executive Committee’s Charter.

The Executive Committee held no meetings during fiscal year 2025.

32	2026 Proxy Statement

Nominating, Governance and Sustainability Committee

Current Chair	Other Current Members:

Natica von Althann	James H. England	Cynthia Hansen	Donna Sims Wilson	Tyrone Michael Jordan

Each of the current and fiscal year 2025 members of the Nominating, Governance and Sustainability Committee is, and during his or her entire period of service on the Committee has been, an independent director under applicable Nasdaq rules. Members of the Nominating, Governance and Sustainability Committee are appointed by the Board.

Responsibilities of the Nominating, Governance and Sustainability Committee include:

●
Identifying individuals qualified to become members of the Board and recommending the persons to be nominated by the Board for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;
●
Reviewing the Company’s corporate governance principles, assessing and recommending to the Board any changes deemed appropriate;
●
Periodically reviewing, discussing and assessing the performance of the Board and the committees of the Board;
●
Reviewing the Board’s committee structure and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments;
●
Assisting the Board with providing oversight to the Company regarding our general approach and strategy for addressing ESG matters relevant to the Company (our “ESG Strategy”);
●
Providing oversight, guidance and perspective to management regarding the Company’s initiatives, processes, policies and disclosures pertaining to ESG matters within our ESG Strategy;
●
Assisting the Board and management regarding the development and tracking of appropriate metrics, procedures and targets relating to ESG matters;
●
Reviewing, monitoring and assessing, as appropriate, the Company’s significant corporate social responsibility issues that impact the Company’s ESG Strategy, including but not limited to employee health and safety and environmental impact of the Company’s operations; and
●
Periodically reviewing and reporting to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Nominating, Governance and Sustainability Committee will consider nominees for the Board recommended by stockholders. Recommendations of Director nominees by stockholders must be in writing and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the stockholder is a beneficial or record owner of the Company’s common stock.

Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our by-law requirements relating to such Director nominations will be presented to the Nominating, Governance and Sustainability Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our by-laws.

2026 Proxy Statement	33

Nominations must be delivered to the Nominating, Governance and Sustainability Committee at the following address:

Nominating, Governance and Sustainability Committee

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

The Nominating, Governance and Sustainability Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Nominating, Governance and Sustainability Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating, Governance and Sustainability Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Nominating, Governance and Sustainability Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. The Nominating, Governance and Sustainability Committee is committed to actively seeking highly qualified individuals, and requires a diverse candidate pool, including individuals of diverse gender and ethnicity, from which Board nominees are selected. In identifying prospective Director candidates, the Nominating, Governance and Sustainability Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating, Governance and Sustainability Committee also may, but need not, retain a search firm to assist it in identifying candidates to serve as Directors of the Company. The Nominating, Governance and Sustainability Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Nominating, Governance and Sustainability Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

In connection with its annual recommendation of a slate of Director nominees, the Nominating, Governance and Sustainability Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board. For information regarding the assessments to be performed by the Nominating, Governance and Sustainability Committee under the Company’s Corporate Governance Principles, please see “Corporate Governance—Board Refreshment and Compensation” on page 23 of this Proxy Statement.

The Nominating, Governance and Sustainability Committee held five meetings during fiscal year 2025. The complete Nominating, Governance and Sustainability Committee charter, which includes the general criteria for nomination as a Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Leadership Development Committee was an officer or employee of the Company during the fiscal year ended October 31, 2025. During the fiscal year ended October 31, 2025, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board or our Compensation and Leadership Development Committee. During the fiscal year ended October 31, 2025, no member of the Compensation and Leadership Development Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K.

34	2026 Proxy Statement

Nasdaq Listing Rules — Compensation and Leadership Development Committee Members

Upon assessing the independence of the Compensation and Leadership Development Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation and Leadership Development Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):

●	No Compensation and Leadership Development Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation and Leadership Development Committee member received any other compensatory fees paid by the Company (other than Directors’ fees) during the time such member served on the Compensation and Leadership Development Committee; and
●	No Compensation and Leadership Development Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Nasdaq Listing Rules — Compensation and Leadership Development Committee Advisor

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation advisor, Meridian Compensation Partners, LLC (“Meridian”), in accordance with the Nasdaq Listing Rules, the Compensation and Leadership Development Committee has determined that Meridian satisfies the following independence criteria:

●	Meridian has not provided, in the last completed fiscal year ended October 31, 2025 or any subsequent interim period, any services to the Company or its affiliated companies, other than Meridian’s work as a compensation advisor to the Company’s Compensation and Leadership Development Committee;
●	Less than 1% of Meridian’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2025 and any subsequent interim period for work on behalf of the Company’s Compensation and Leadership Development Committee;
●	Meridian has implemented policies and procedures designed to prevent conflicts of interest;
●	Neither Meridian nor any of its employees or their spouses has any business or personal relationships with any members of the Company’s Compensation and Leadership Development Committee or any of the Company’s executive officers;
●	Neither Meridian nor any of its employees or their immediate family members currently owns any Company securities (other than through a mutual fund or similar externally managed investment vehicle); and
●	Meridian is not aware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation and Leadership Development Committee or any of the Company’s executive officers.

2026 Proxy Statement	35

Proposal 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers or NEOs (as defined elsewhere in this Proxy Statement). This advisory stockholder vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal year 2025 executive compensation programs and policies and the compensation paid to our NEOs as discussed in the Compensation Discussion and Analysis beginning on page 38, the accompanying compensation tables and the related narrative disclosure.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board. However, the Compensation and Leadership Development Committee will take into account the outcome of the vote when considering future compensation arrangements for our executive officers. We intend to hold the next advisory vote on the compensation of our NEOs at our 2027 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

36	2026 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis	38
Fiscal Year 2025 Grants of Plan-Based Awards	61
Fiscal Year 2025 Option Exercises and Stock Vested Table	63
CEO Pay Ratio	68

Compensation and Leadership Development Committee Report

The Compensation and Leadership Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation and Leadership Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2025, and included in the Company’s 2026 Proxy Statement filed in connection with the Company’s 2026 Annual Meeting of Stockholders.

Respectfully submitted by the Compensation and Leadership Development Committee of the Board of Directors.

Donna Sims Wilson (Chair)

Matthew F. Hilzinger

James H. England

Betsy Bingham
Tyrone Michael Jordan

2026 Proxy Statement	37

Compensation Discussion and Analysis

Introduction and Summary

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following current and former executive officers of the Company (the “NEOs” or “named executive officers”):

Jason Few	President and Chief Executive Officer (the “CEO”)

Michael S. Bishop	Executive Vice President, Chief Financial Officer and Treasurer (the “CFO”)

Shankar Achanta	Executive Vice President, Chief Product and Technology Officer

Joshua Dolger	Former Executive Vice President, General Counsel and Corporate Secretary

Michael J. Lisowski	Former Executive Vice President, Strategic Partnerships

Mark Feasel	Former Executive Vice President, Chief Commercial Officer

Biographical information concerning our executive officers as of October 31, 2025, and their ages can be found in Item 1. “Business”, in the section entitled “Information about our Executive Officers”, in our Annual Report on Form 10-K for the year ended October 31, 2025.

In this Proxy Statement, we refer from time to time to our “active” or “currently serving” NEOs. Our active or currently serving NEOs are those NEOs who are currently executive officers of the Company — Mr. Few, Mr. Bishop, and Mr. Achanta.

The total compensation of each NEO is reported in the Fiscal Year 2025 Summary Compensation Table presented on page 60 of this Proxy Statement.

Changes in Executive Officers During and Following Fiscal Year 2025

Shankar Achanta – On and effective as of January 1, 2025, the Board appointed Shankar Achanta to serve as our Executive Vice President, Chief Product and Technology Officer. Mr. Achanta previously served as our Senior Vice President, Chief Engineer since April 2024.

Mark Feasel – On April 23, 2025, we made a determination to end our employment relationship with Mark Feasel, our Executive Vice President and Chief Commercial Officer, without cause, effective as of May 2, 2025.

Michael Lisowski – On June 3, 2025, we made a determination to end our employment relationship with Michael Lisowski, our Executive Vice President, Strategic Partnerships, without cause, effective as of July 4, 2025.

Joshua Dolger – On January 5, 2026, we made a determination to end our employment relationship with Joshua Dolger, our Executive Vice President, General Counsel and Corporate Secretary, without cause, effective as of January 6, 2026.

Amanda J. Schreiber – On January 5, 2026, the Board appointed Amanda J. Schreiber to serve as our Executive Vice President, General Counsel and Corporate Secretary effective as of and commencing on January 12, 2026.

Say-on-Pay Results and Focus on Stockholder Engagement

The Board and the Compensation and Leadership Development Committee continually evaluate our compensation policies and practices. As part of that process, the Board and the Compensation and Leadership Development Committee consider stockholder feedback, including the results of our annual advisory vote on executive compensation, commonly known as the “say-on-pay” vote. Historically, our say-on-pay proposals have received solid stockholder support, with average votes cast in favor of 83% from 2020 to 2023. However, the results in 2024 and 2025 were lower: approximately 48% of votes were cast in favor of our say-on-pay proposal in 2024 and almost 55% of votes were cast in favor of our say-on-pay proposal in 2025.

The Compensation and Leadership Development Committee, as well as the broader Board, were not satisfied with the results of the say-on-pay votes at the 2024 and 2025 Annual Meetings of Stockholders. As a result, the Compensation and Leadership Development Committee and Board have spent significant time seeking to understand the driving factors behind the reasons for the unsatisfactory

38	2026 Proxy Statement

voting results. Responsive actions have been taken, while keeping consistent with our overarching pay-for-performance philosophy and alignment with stockholders’ interests, which are referenced throughout this Compensation Discussion and Analysis. Our compensation program is intended to motivate and incentivize our executive officers to achieve our corporate objectives and increase stockholder value. The Compensation and Leadership Development Committee continues to evaluate how best to structure our compensation program to ensure that our executives are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our business performance. During fiscal years 2024 and 2025, as part of our continuing effort to better align our compensation program with best practices, we utilized the services of our compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to evaluate our executive compensation programs. Additionally, we engaged in a fulsome stockholder outreach campaign, which is described below. Our compensation programs for fiscal years 2024 and 2025 were informed by these efforts.

Stockholder Dynamics

In recent years, we have seen a decline in stockholder participation at our meetings for a variety of reasons outside of our control. A majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors and for various reasons may be less likely to vote. In addition, many of our institutional stockholders loan out their shares, which may further decrease stockholder participation, as institutional stockholders may not be able to vote loaned shares and the borrowers may sell their shares or, to the extent they hold shares, may choose not to vote them. Similarly, retail stockholders who hold shares through brokerage accounts with margin features may allow the brokers to loan out their shares. Additionally, foreign stockholders may not vote due to complex holding structures under which some European and Asian beneficial stockholders’ shares may be held.

Of note, institutional investors held only about 25% of our outstanding common stock as of the record date for the 2025 Annual Meeting, with the balance being held primarily by retail investors.

We believe all of these factors have had an increasingly detrimental impact on stockholder turnout at our annual meetings.

2024 and 2025 Say-on-Pay Results

Following our 2024 Annual Meeting of Stockholders, at which our say-on-pay proposal received the support of approximately 48% of the votes cast by stockholders, the Board and management engaged in a broad-based stockholder outreach campaign to understand and address stockholder concerns regarding our executive compensation program. In addition to direct engagement, we also recognize that some investors utilize proxy advisor research and analysis to inform their votes, and we have endeavored to understand their analysis as it relates to our compensation program and pay outcomes. Despite stockholders expressing general support for the structure of our compensation program and further changes incorporated to reflect their perspectives, as detailed in last year’s proxy statement, the Company only received support from 55% of the votes cast by stockholders at our 2025 Annual Meeting. As such, we continued to seek engagement with our stockholders while also navigating the evolved stockholder dynamics described above, which we believe contribute meaningfully to the low level of support relative to our historical average. Though our five largest stockholders all voted “For” the say-on-pay proposal in 2025, a large percentage of shares were out on loan at the time of our 2025 Annual Meeting, which reduced the portion of shares voted at the meeting. It is estimated that the say-on-pay proposal would have received the support of approximately 88% of the votes cast had investors’ full positions been voted rather than on loan.

Company Response to 2024 and 2025 Say-on-Pay Vote Results

The Company takes vote outcomes seriously and has conducted a thorough analysis of the outcome including how it is impacted by a small percentage of shares voted due to the low turnout. Despite the challenges resulting from stockholder dynamics, our management team, with the support and participation of members of the Board, have engaged in robust stockholder outreach over the past two years and continued to respond to meaningful feedback from stockholders that accepted our offer to engage, in order to be responsive to the opposition expressed through the vote. Since our 2025 Annual Meeting, we contacted our top 30 institutional stockholders, representing approximately 24% of our outstanding shares of common stock and 51% of the aggregate outstanding shares by institutional stockholders as of February 11, 2026, as part of our engagement specifically relating to the Company’s compensation program. Three of these stockholders, representing approximately 9% of our outstanding shares of common stock as of February 11, 2026, accepted our invitation to engage and met with us to share their feedback.

In general, we learned that institutional stockholders were broadly supportive of our approach to executive compensation, and their feedback did not suggest that we needed to make major changes to the structure of our executive compensation program. Nonetheless, our large, diverse stockholder base, with somewhat limited institutional participation, can make it difficult to ascertain a consensus among our stockholders and the Compensation and Leadership Development Committee and the Board felt it was important to consider their feedback as part of our ongoing review of our compensation program, philosophy and broader talent management objectives. The Compensation and Leadership Development Committee’s actions across these key themes are summarized in the table below:

2026 Proxy Statement	39

Category	What We Heard	Actions Taken in Response
Peer Group
●
In fiscal year 2024, some stockholders expressed concern that the peer group the Compensation and Leadership Development Committee used to benchmark compensation included a number of companies with higher revenues than FuelCell Energy
● Modified our executive compensation peer group for fiscal year 2025 to include peers with revenues more aligned with FuelCell Energy
Use of Discretion
●
In fiscal year 2024, some stockholders expressed a preference that the Compensation and Leadership Development Committee minimize the use of discretion in its evaluation of performance under the Management Incentive Plan

●
The Compensation and Leadership Development Committee carefully considers the use of discretion in the context of its broader pay-for-performance philosophy, balancing its retentive purpose in certain, judicious instances with associated risks. The Committee did not exercise discretion in evaluating fiscal year 2024 under the Management Incentive Plan. The Committee exercised negative discretion in fiscal year 2025 as further discussed in the “Fiscal Year 2025 Operational Milestones and Strategic Enablers” section below.

Compensation
●
In fiscal year 2024, some stockholders expressed concern regarding the increase in the grant date fair value of the CEO’s equity awards in 2023. Some stockholders also expressed concern regarding executive salary increases and a lack of correlation to total stockholder return

●
Implemented a salary freeze in fiscal year 2024, such that there was no increase to CEO and other NEO base salaries in fiscal year 2025
●
The aggregate grant date fair value of Fiscal Year 2025 target Long-Term Incentive Plan awards for the CEO and other NEOs were reduced to approximately 47% or less of the prior year’s target awards
●
Reduced the ability of the CEO to approve equity awards for recognition or retention purposes for non-executive employees from $100,000 to $25,000

40	2026 Proxy Statement

Performance Unit Plan Design
●
In fiscal year 2025, one institutional stockholder expressed concern that the performance measurements for the performance stock units (“PSUs”) were not aggressive enough and that the Company’s total stockholder return (“TSR”) was being measured relative to the TSR of the Russell 2000 Index

●
For the PSUs granted in November 2025 (the “2026 PSUs”), the Compensation and Leadership Development Committee determined to use absolute TSR instead of relative TSR (compared to the Russell 2000 Index) as the performance standard. This new standard targets a 35% annualized appreciation in the value of our common stock. The performance target for the 2026 PSUs demonstrates rigor as compared to one-year, three-year, five-year, and 10-year total returns from various broader market indices through the end of our fiscal year 2025. This is further discussed in the “Long-Term Incentive Compensation” section of this Proxy Statement on page 55.

Say-on-Pay Results	● In fiscal year 2025 two institutional stockholders inquired as to the Company’s view of the low say-on-pay voting results given that they had voted “For.”
●
We explained the stockholder dynamics over the past two years, which have impacted voting. This includes low vote turnout due to the large retail stockholder base, institutions having shares out on loan and one large European stockholder that voted “Against” (but did not engage with the Company). These dynamics are further discussed above.

In addition to this targeted outreach, we also regularly engage with our stockholders in the ordinary course of our investor relations activities. Engagement with our stockholders is a key component of our corporate governance practices and we strongly believe stockholder engagement is of vital importance. Our engagement is designed to maintain an open line of communication between us and our stockholders with respect to (1) our business, strategy and philosophy and (2) our governance and executive compensation practices.

As part of our routine stockholder outreach, our CEO, CFO and other members of our senior management team conduct regular investor communications, including conferences, non-deal road shows and individual and group conference calls with portfolio managers and industry analysts. Each quarter’s earnings results are reviewed and discussed in open investor conference calls with broad participation and Q&A by the analyst community. The members of our senior management team regularly make themselves available for such communications, typically focusing on elements of our strategic plans, consolidated business results and capital structure and other topics of interest to stockholders. We believe that management can strengthen its ability to lead the Company and execute its Powerhouse business strategy that focuses on the three key pillars of “Focus, Scale and Innovate” by constructively discussing our business and strategy in such settings.

We significantly increased our engagement efforts with our stockholders during the last several fiscal years. As part of our increased outreach campaign, our CEO, CFO, other members of our senior management team and, in certain cases, the Chair of the Board and the Chair of the Compensation and Leadership Development Committee, have met with stockholders and held investor meetings by teleconference or video conference. We endeavor to broadly engage institutions, and many institutions welcome direct communications with management. Additionally, we host our Annual Meetings of Stockholders virtually, allowing for broad participation of stockholders as of the record date, and include the ability for questions to be submitted to management and the Board of Directors.

2026 Proxy Statement	41

Who we engaged	How we engaged
Since the beginning of fiscal year 2024:
Management spoke with a total of: 209 Stockholders and Institutions The management team also attempted to meet with many more stockholders who either declined or were unable to meet.

We participated in a total of:

20 Investor Conferences

in order to make our management team accessible to investors, and we anticipate increasing the number of investor conferences we attend in fiscal year 2026.

During all such calls and meetings (other than investor conferences), the Company solicited feedback from stockholders that is considered by the Board and management in making strategic, corporate governance and compensation decisions. We believe that the continuous dialogue with stockholders has promoted transparency and accountability, helping us to respond in a better manner to the interests of our stockholders and to adjust to evolving governance and compensation expectations.

As a result of direct feedback from stockholders, institutions and proxy advisory firms over the last several years, we have implemented a number of improvements, including advancing the design of our compensation program to more deeply integrate Company and individual performance as the driving criteria for achievement under the Management Incentive Plan and share grants. We are committed to further engagement with stockholders going forward to ensure the Board and senior management are well-informed with respect to stockholder expectations.

42	2026 Proxy Statement

Fiscal Year 2025 Compensation Mix for NEOs

Our compensation mix for fiscal year 2025 was significantly performance-based and tied to increasing stockholder value as demonstrated by the following charts. We target a compensation mix for our NEOs weighted heavily towards variable or “at risk” compensation, including short-term cash incentives and long-term incentive compensation in the form of equity awards, to align the compensation of our NEOs with our performance and the interests of our stockholders.

For the purposes of these charts, base salary reflects the base salary in effect for our CEO and our other NEOs as of January 1, 2025, and the annual cash incentive amounts are based on target amounts. Long-term incentive compensation amounts (which fall under “Equity Compensation” in the charts below) are based on the grant date fair value of awards. The “Other NEOs” chart reflects average values for all of the NEOs other than our CEO.

Total Compensation Mix

2026 Proxy Statement	43

Equity Compensation Award Mix

Equity compensation for fiscal year 2025 was comprised of performance stock units and time-based RSUs, with a compensation mix that heavily emphasized performance-based compensation as illustrated in the charts below. The values in the charts below reflect the target value of the performance stock units granted to our CEO and our other NEOs and the grant date fair value of the time-based RSUs granted during fiscal year 2025 to our CEO and our other NEOs. The “Other NEOs” chart below reflects average values for the NEOs other than our CEO.

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Compensation Policies and Practices

During fiscal year 2025, we maintained the following compensation-related governance policies and practices, including both policies and practices we have implemented to drive performance and policies and practices that either prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.

What We Do:

Maintain an Independent Compensation and Leadership Development Committee — Our Compensation and Leadership Development Committee consists solely of independent directors who establish our compensation practices.

Retain an Independent Compensation Advisor — Our Compensation and Leadership Development Committee has engaged its own compensation consultant to provide information, analysis and other advice on executive compensation independent of management.

Annual Executive Compensation Review — At least once a year, our Board conducts a review of our compensation strategy, and during fiscal year 2025, we did an in-depth review of our compensation program and updated our peer group for purposes of evaluating compensation and making compensation decisions for fiscal year 2025.

Compensation At-Risk — Our executive compensation program is designed so that a significant portion of the compensation of our executive officers is “at risk” based on corporate performance, to align the interests of our executive officers and stockholders. This “at risk” compensation includes the performance-based equity awards made in fiscal year 2025, which are discussed in additional detail below.

Stock Ownership Guidelines — We maintain minimum stock ownership guidelines and stock holding requirements applicable to our executive officers and the non-employee independent members of our Board. As of October 31, 2025, each of our executive officers had either satisfied such guidelines or had time remaining to do so under the guidelines. Our minimum stock ownership guidelines are discussed in additional detail on page 25 of this Proxy Statement.

Compensation Recovery (“Clawback”) Policies — In fiscal year 2023, we adopted two new executive compensation recovery policies. The policies are discussed in additional detail on page 25 of this Proxy Statement.

Conduct an Annual Stockholder Advisory Vote on NEO Compensation — We conduct an annual stockholder advisory vote on the compensation of our NEOs. Our Board considers the results of this advisory vote during its deliberations on executive compensation. Historically, our say-on-pay proposals have received solid stockholder support, with an average voting support of 83% from 2020 to 2023. At our 2024 Annual Meeting of Stockholders, however, our say-on-pay proposal received the support of approximately 48% of the votes cast by stockholders. At our 2025 Annual Meeting, our say-on-pay proposal received the support of approximately 55% of the votes cast by stockholders. We believe that these low vote totals may have been partially due to a change in stockholders dynamics discussed in the section entitled “Say-on-Pay Results and Focus on Stockholder Engagement” on page 38 of this Proxy Statement.

The Compensation and Leadership Development Committee continues to consider input from stockholders in making compensation decisions and reviewing executive compensation programs and policies. At our Annual Meeting of Stockholders in 2023, in keeping with the recommendation of our Board, our stockholders expressed a preference that future advisory stockholder votes to approve the compensation of our NEOs be held on an annual basis and, as previously disclosed, our Board determined to hold an advisory vote to approve the compensation of our NEOs every year.

Compensation-Related Risk Assessment — We conduct regular risk assessments of our compensation programs and practices We structure our executive compensation programs to try to minimize the risk of inappropriate risk-taking by our NEOs.

“Double-Trigger” Change in Control Arrangements — We have established “double-trigger” change-in-control severance agreements with each of our actively serving NEOs.

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What We Do Not Do:
No Guaranteed Bonuses — We do not provide guaranteed annual bonuses to our executive officers.

No Defined Benefit Retirement Plans — We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our NEOs other than arrangements that are available generally to all employees. Our actively serving NEOs are eligible to participate in our 401(k) retirement plan on the same basis as our other employees.

No Tax Gross-Ups — We do not offer our NEOs any tax “gross-ups”.
No Stock Option Re-pricing — We do not permit options to purchase shares of our common stock to be repriced to a lower exercise price without the approval of our stockholders.

No Hedging or Pledging — Our Insider Trading Policy prohibits all Directors, officers (including, but not limited to, our currently serving NEOs) and other employees from engaging in hedging or other speculative trading and prohibits Directors and officers (including, but not limited to, our currently serving NEOs) from pledging their shares.

Compensation Philosophy and Objectives

The Compensation and Leadership Development Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy.

Our compensation philosophy is designed around certain key objectives:	To achieve these objectives, our executive compensation program:
	
●
Attract, Develop and Retain Top Executive Talent: We have designed our compensation program to be competitive and cost-effective, while allowing us to attract, develop and retain executives critical to our long-term success.
●
Pay for Performance: Our compensation program aligns compensation with Company and individual performance on both a short-term and long-term basis.
●
Significant Portion of Pay is in the Form of Variable Compensation: We have aligned NEO compensation with stockholder interests by tying a significant portion of total direct compensation to the achievement of performance goals or stock price appreciation. With variable compensation, the value our NEOs realize is subject to the achievement of performance goals and the movement of our stock price.

●
Must be competitive with compensation paid by companies in the same or similar markets for executive talent;
●
Rewards performance by linking compensation to Company performance and achievement of corporate performance goals;
●
Aligns realized compensation with long-term stockholder returns by delivering a significant portion of NEO compensation in the form of equity compensation, the value of which is directly linked to our stock price;
●
Aligns NEO and stockholder interests by requiring NEOs to own and hold our stock for a specified period of time; and
●
Is comprised of a “fixed” component, which consists of base salary, a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award linked to individual and Company performance and “health and welfare benefits” including contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”), which benefits and contributions are the same as those offered to all other eligible employees, with the exception of executive health screenings. We also occasionally grant special signing, recognition or retention bonuses or awards to address unique situations.

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Compensation Overview

The following table presents a summary of the key components of our executive compensation program and the purpose of each such component. Our program is heavily weighted towards variable compensation and dependent on results.

	Compensation Component	Purpose
FIXED	Base Salary Paid in cash
●
Provide fixed cash compensation based on competitive market data for specific position responsibilities; pay levels reflect scope of job, industry experience and the executive’s performance.
●
Enable the Company to attract, develop and retain critical executive talent.

AT RISK	Annual or Short-Term Incentives Paid — to the extent that performance goals are achieved — annually in cash under the Management Incentive Plan or MIP	● Focus executive officers on achieving results-oriented short-term performance goals that align with the Company’s annual operating plan and result in long-term value creation.
Long-Term Incentives Paid — to the extent vesting criteria are met — under the Long-Term Incentive (LTI) Plan in equity
●
Provide strong linkage between participants’ and stockholders’ long-term interests. The 2025 LTI Plan is performance-based with 50% of the shares awarded tied to performance of the Company’s common stock.
●
Focus our executive officers on longer-term performance goals that strongly align with and drive stockholder value creation, as well as support the Company’s leadership retention strategy.

In addition, all of our executives are entitled to participate in the Company’s benefit programs to the same extent as our other employees, as discussed further under the “Health and Retirement Benefits” section on page 57 of this Proxy Statement. The Company has provided certain limited perquisites to its executives which, in fiscal year 2025, included executive health screenings. Also, certain limited perquisites were granted to Mr. Few, which include up to $10,000 annually in tax preparation fees and $10,000 annually in organization and membership dues (pursuant to his Employment Agreement), as well as $27,541 of personal security services in fiscal year 2025. In fiscal year 2025, the Compensation and Leadership Development Committee authorized personal security services for Mr. Few to address safety concerns as a result of his position as our CEO and President. The costs related to these personal security services are reported in the “All Other Compensation” column in the Fiscal Year 2025 Summary Compensation Table.

Compensation-Setting Process

1	2	3

The Compensation and Leadership Development Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually.

The CEO makes recommendations to the Compensation and Leadership Development Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation), taking into account the recommendations of the Compensation and Leadership Development Committee’s independent compensation consultant.

The Compensation and Leadership Development Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board.

Prior to the beginning of each fiscal year, the CEO establishes a set of operational milestones and strategic enablers (or similar milestones and initiatives) for the Company’s Management Incentive Plan (“MIP”) applicable to salaried employees, including the NEOs. These objectives reflect the Company’s most critical execution priorities for the year and are designed to support cost discipline,

2026 Proxy Statement	47

operational performance, and progress toward sustained profitability. The Compensation and Leadership Development Committee reviews, challenges, and approves these objectives. Following the completion of the fiscal year, incentive funding and individual awards are determined based on actual performance against these approved objectives, with final approval by the Compensation and Leadership Development Committee and, for the CEO, solely by the independent members of the Board.

In determining compensation outcomes for the NEOs, the Compensation and Leadership Development Committee exercises independent judgement, informed by input from the CEO (other than with respect to his own compensation). The Compensation and Leadership Development Committee evaluates individual performance, scope of responsibility, experience, leadership impact, and execution against approved objectives, while also considering prior compensation decisions and long-term incentive alignment. Importantly, compensation decisions are made within the context of the Company’s financial performance, stockholder experience, and stage of business transformation, with an emphasis on pay-for-performance and restraint during periods of underperformance.

Since 2019, the Compensation and Leadership Development Committee has retained Meridian, an independent compensation consulting firm, to provide objective market data, peer benchmarking, and advisory support. For fiscal year 2025, Meridian advised the Compensation and Leadership Development Committee on our executive compensation program, our peer group composition, competitive positioning, and evolving market practices. Meridian’s analyses inform, but do not determine, the Compensation and Leadership Development Committee’s compensation decisions.

After consideration of the factors set forth under the applicable SEC rules and Nasdaq Marketplace Rules, the Compensation and Leadership Development Committee has concluded that Meridian’s services do not present any conflicts of interest and that Meridian operates independently from management in the performance of its advisory role.

Competitive Positioning

We periodically perform a competitive market analysis of our executive and Director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board are within a reasonably competitive range. In connection with its fiscal year 2025 compensation actions and decisions, the Compensation and Leadership Development Committee considered a competitive market analysis that was prepared by Meridian at the end of fiscal year 2024.

Competitive Market Analysis

In September 2024, Meridian conducted a competitive market analysis that was used by the Compensation and Leadership Development Committee in connection with its executive and non-employee Director compensation decisions for fiscal year 2025. To develop an understanding of the competitive marketplace, the Compensation and Leadership Development Committee reviewed the executive compensation practices of a group of similarly situated publicly traded companies (the “Peer Group”) based on compensation data gathered from publicly available filings.

The Compensation and Leadership Development Committee and Meridian reviewed and considered factors such as operating size, revenue, valuation, margins, growth and stockholder returns alongside business model comparability in determining the Peer Group to be utilized in making compensation decisions for fiscal year 2025. The 2025 Peer Group was selected based on the evaluation of all these factors and consisted of the following 17 companies:

Altus Power, Inc.	Energy Vault Holdings, Inc.
American Superconductor Corporation	Montauk Renewables, Inc.
Aspen Aerogels, Inc.	NuScale Power Corporation
Beam Global	Plug Power, Inc.
Ballard Power Systems, Inc.	Shoals Technologies Group, Inc.
Blink Charging Co.	Stem, Inc.
ChargePoint Holdings, Inc.	Tigo Energy, Inc.
Clean Energy Fuels Corp.	Vicor Corporation
Energy Recovery, Inc.

When developing our Peer Group to be used for fiscal year 2025, the Compensation and Leadership Development Committee noted that the clean technology energy sector, an emerging business sector, is a unique space with a relatively small number of similar competitors. In addition, the uniqueness of fuel cell electrochemistry and the relatively small number of global market participants yields

48	2026 Proxy Statement

an even smaller pool of experienced human capital among fuel cell companies. As a result, we compete to attract and retain talent among that group regardless of revenue and market capitalization. Relative to the Peer Group used for fiscal year 2024, the Compensation and Leadership Development Committee opted to remove Bloom Energy Corporation, the largest prior peer with respect to annual revenue, from the Peer Group to be used for fiscal year 2025. The Compensation and Leadership Development Committee also decided to add American Superconductor Corporation, Beam Global and Tigo Energy, Inc. to the Peer Group to be used for fiscal year 2025. The Compensation and Leadership Development Committee was cognizant of stockholder feedback relating to the presence of companies larger than our own when making these additions, which bolstered the overall Peer Group size while positioning median revenue and market cap closer to our own. At the time of selection of the Peer Group to be used for fiscal year 2025, we ranked 16th out of 18 companies (17 Peer Group companies plus FuelCell Energy) for annual revenue and 13th out of 18 for market capitalization.

The Compensation and Leadership Development Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each executive officer, the Compensation and Leadership Development Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. Importantly, the Compensation and Leadership Development Committee reviews a full array of competitive market data rather than isolating and targeting a particular percentile with respect to any portion of the executives’ pay. This holistic approach to consideration of market data safeguards against the risk of providing targeted compensation opportunities that outpace our current size or value. Ultimately, the Compensation and Leadership Development Committee’s decisions with respect to each executive’s total compensation, and each individual compensation element, are based in large part on its assessment of Company and individual performance as well as other factors, such as internal equity.

Fixed Compensation

Base Salary

The purpose of base salary, from the perspective of the Compensation and Leadership Development Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.

Fiscal Year 2025 Base Salaries

During fiscal year 2025, the Compensation and Leadership Development Committee reviewed the base salaries of the executive officers, taking into consideration their qualifications, past performance and expected future contributions, their ongoing roles and responsibilities and the challenges facing the Company. In determining base salaries for our NEOs for fiscal year 2025, the Compensation and Leadership Development Committee also reviewed compensation information from the 2025 Peer Group and considered data provided by Meridian as well as the tenure, performance and contribution of each NEO in the prior fiscal year. In response to the Company’s fiscal year 2024 performance (including the decline of the stock price and market value) and restructuring and other cost cutting measures as well as stockholder input, the Compensation and Leadership Development Committee and the Board implemented a salary freeze in 2024, so there was no increase to the CEO’s and other NEOs’ base salaries in fiscal year 2025, except with respect to Mr. Achanta, whose base salary increased as a result of his promotion in January 2025. Mr. Lisowski’s base salary was reduced in fiscal year 2025 due to a change in his responsibilities. The annualized base salary amounts shown in the table immediately below may not correspond exactly to the base salary amounts included in the Fiscal Year 2025 Summary Compensation Table on page 60, as the annualized base salary amounts were approved and effective at the beginning of the calendar year, rather than the beginning of our fiscal year. In addition, for the NEOs that are included in the Fiscal Year 2025 Summary Compensation Table, but were not serving as executive officers of the Company at the end of fiscal year 2025, the amounts shown in the Fiscal Year 2025 Summary Compensation Table reflect the actual salaries paid to those NEOs during fiscal year 2025, rather than annualized base salary amounts.

	2025 Base	2024 Base	Change	Change
Name	($)	($)	($)%
Mr. Few	582,036	582,036	—	—
Mr. Bishop	445,982	445,982	—	—
Mr. Achanta	400,000	380,000	20,000	5
Mr. Dolger	385,018	385,018	—	—
Mr. Lisowski	400,000	424,598	(24,598)	(6)
Mr. Feasel	387,192	387,192	—	—

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Bonuses

The Compensation and Leadership Development Committee may, from time to time, grant discretionary bonuses. In fiscal year 2025, no discretionary bonuses were paid.

Variable Compensation

Annual Incentive Compensation

All salaried exempt employees, including our executive officers, are eligible to participate in our annual cash bonus plan, which we refer to as the Management Incentive Plan or the MIP. The MIP is intended to motivate employee performance in, and align compensation levels with, the achievement of our annual business objectives.

The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) under the MIP were originally established in each of their respective employment agreements and are reviewed periodically by the Compensation and Leadership Development Committee. For fiscal year 2025, the independent members of the Board, at the recommendation of the Compensation and Leadership Development Committee, approved a target annual incentive award opportunity of 115% (as a percentage of base salary) for Mr. Few, which is the same as his target annual incentive award opportunity for fiscal year 2024. In addition, for fiscal year 2025, the Compensation and Leadership Development Committee approved a change in the target annual incentive award opportunity for Mr. Achanta from 50% to 60% (as a percentage of base salary) in connection with his promotion to Executive Vice President, Chief Product and Technology Officer of the Company.

The Compensation and Leadership Development Committee also approved target annual incentive award opportunities of 70% for Messrs. Bishop, Lisowski and Feasel and 60% for Mr. Dolger, which are the same as the target annual incentive award opportunities for these NEOs for fiscal year 2024.

The actual amount of annual cash compensation earned under the MIP each year by our NEOs may be more or less than the target amount depending on our performance against a set of pre-established Company operational milestones (which represent 75% of their target annual incentive award opportunity) and a set of pre-established Company strategic enablers (which represent the remaining 25% of their target annual incentive award opportunity). In addition, the Compensation and Leadership Development Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company’s operational milestones and strategic enablers. The Compensation and Leadership Development Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic enablers creates a performance-based compensation opportunity that furthers stockholder interests. The Compensation and Leadership Development Committee further believes that retaining the ability to exercise discretion reduces the risk that executives will overemphasize performance on the pre-established objectives to the detriment of the Company’s overall performance and allows the Compensation and Leadership Development Committee to ultimately conduct a more fulsome performance assessment that recognizes industry-specific and broader macroeconomic trends that have impacted the business and the Company’s opportunities and performance during the course of the year.

The operational milestones and strategic enablers on which the 2025 MIP awards were based, as well as our performance with respect to such milestones and initiatives, are discussed below.

Fiscal Year 2025 Operational Milestones and Strategic Enablers

For fiscal year 2025, the pre-established Company operational milestones and strategic enablers were intended to further advance our business and strategic objectives while dealing with the realities of the current market environment.

Operational Milestones (75% weighting)

The operational milestones (75% weighting) were set in consideration of our fiscal year 2025 operating plan and reflect an increased emphasis on recurring revenue and liquidity. Each milestone included threshold (50%), target (100%), and maximum (200%) achievement levels; payouts between levels were determined by straight-line interpolation.

The operational milestones (and their respective weighting) were: (1) secure new backlog (30%), (2) end fiscal year 2025 with a specified level of unrestricted cash (30%), (3) achieve an established target for total generation and service revenues for the fiscal year (30%), and (4) achieve Adjusted EBITDA with a zero percent deviation from budget (10%). (For information regarding the calculation of Adjusted EBITDA, see Annex A to this Proxy Statement.)

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For each operational milestone, a threshold level was set in order to qualify for 50% of the target payout and a maximum was set which capped the bonus potential at 200% of the target payout. Between threshold and target and between target and maximum there are additional incremental levels associated with 75% and 150% of target payouts, respectively.

Relative to fiscal year 2024, the Compensation and Leadership Development Committee increased the weightings for the secure new orders/backlog and unrestricted cash operational milestones from 25% each to 30% each, introduced the new generation and service revenues operational milestone with a 30% weighting, reduced the Adjusted EBITDA operational milestone from 15% weighting to 10% weighting and removed a total reportable injury rate operational milestone that had 15% weighting. These year-over-year changes improved alignment between our operational milestones and fiscal year 2025 operational priorities.

Strategic Enablers (25% weighting)

The Compensation and Leadership Development Committee followed the same process as in fiscal year 2024 to establish strategic enablers for fiscal year 2025, which were applicable to all participants including the NEOs. The pre-established Company strategic enablers for fiscal year 2025 (and their respective weighting) were: (a) simplified product portfolio (33%), (b) commercialization of solid oxide platform (33%) and (c) launch carbon recovery product (34%).

The operational milestones and strategic enablers, their respective weighting, and the Company’s achievement with respect to each are set forth in the tables below.

Fiscal Year 2025 Operational Milestones — Targets and Actual Results

		Threshold	Target	Maximum		Category	Weighted
	Category	Achievement	Achievement	Achievement	Company Actual	Payout	Payout
Milestone	Weighting	(50%)	(100%)	(200%)	Achievement	Percentage	Percentage
Secure New Backlog	30%	$150 million	$200 million	$300 million	$204.3 million	104%	31%
Achieve FY End Unrestricted Cash Target(1)	30%	$170 million	$200 million	$275 million	$278.1 million	200%	60%
Achieve Generation and Service Revenue Target	30%	$67.7 million	$75 million	$77.6 million	$68.4 million	55%	17%
Achieve Adjusted EBITDA(2)(3) — Percent Deviation from Budget	10%	(20)%	0%	20%	(12)%	58%	6%
	100%						113%

(1)

In setting these threshold, target, and maximum achievement levels, the Compensation and Leadership Development Committee intended to include both unrestricted cash and investments in short-term treasury securities to the extent outstanding at the end of the fiscal year. In calculating the Company’s actual achievement level, the Compensation and Leadership Development Committee included only the amount of unrestricted cash outstanding as of October 31, 2025, as no short-term treasury securities were outstanding as of October 31, 2025.

(2)

As described in additional detail below, we use adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), which is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”) issued by the Financial Accounting Standards Board, as an operational milestone to evaluate Company performance. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, impairment and restructuring expenses, non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring,

(3)	A reconciliation of EBITDA and Adjusted EBITDA (non-GAAP financial measures) to Net loss (the most directly comparable GAAP financial measure) is included in Annex A to this Proxy Statement.

Our fiscal year 2025 operational milestones and results are described in further detail as follows:

Secure New Backlog

Securing new backlog is critical to drive revenue growth and maintain a strong revenue backlog. The target established for fiscal year 2025 was $200 million. The Compensation and Leadership Development Committee recognized that the “Secure New Backlog” target achievement level was less than the Company’s actual results as of October 31, 2024, which was $248 million in new backlog (which fell short of the fiscal year 2024 target achievement level of $300 million). The Committee decreased the target achievement level for fiscal year 2025 because it recognized that fiscal year 2025 would be a transitional year, with challenges in the market place as a result of the U.S. Investment Tax Credit expiring as of December 31, 2024, the need to refocus our business around our carbonate fuel cell platform and the market reality that interest, investment, and stimulation of clean hydrogen in the U.S. and in many other regions across the globe have not yet had significant impacts on the supply of hydrogen. It was determined that a target achievement level of $200 million met the realities of the market but was an adequate goal to execute on the Company’s

2026 Proxy Statement	51

business plan and appropriately incentivize the management team.

During fiscal year 2025, we secured new backlog in strategic markets including: (i) continuing to re-enter the Asian market with a contract for the sale of eight replacement fuel cell modules and a long-term service agreement with CGN-Yulchon Generation Co., Ltd., (ii) entering into a 20-year power purchase agreement with Eversource and United Illuminating, pursuant to which we will build and operate a 7.4 MW carbonate fuel cell power plant in Hartford, Connecticut, (iii) increasing the value of a purchase order from Esso Nederland B.V. (“Esso”), an affiliate of ExxonMobil Technology and Engineering Company, for fuel cell modules as well as engineering, procurement, fabrication, testing and delivery services required for the construction and implementation of the modular point source carbon capture pilot plant at the Esso refinery located in Rotterdam, Netherlands, and (iv) entering into engineering studies with certain customers to develop product concepts.

These contracts, purchase orders, and engineering studies added $204.3 million to our backlog during fiscal year 2025 compared to our $200 million target achievement level. As a result, the Compensation and Leadership Development Committee determined that a 31% weighted payout percentage was achieved for this milestone.

Achieve FY End Unrestricted Cash Target

It is strategically important for the Company to maintain a strong cash balance to fund future growth plans, including capital expenditures and research and development with the goal of accelerating the development of our core carbonate fuel cell platform and our solid oxide electrolysis platform. We established a target achievement level of $200 million of unrestricted cash by the end of fiscal year 2025. The Compensation and Leadership Development Committee recognized that the “Achieve FY End Unrestricted Cash Target” target achievement level was less than the Company’s actual result of $257.3 million of unrestricted cash and short-term investments as of October 31, 2024 (which fell short of the fiscal year 2024 target achievement level of $300 million). The Compensation and Leadership Development Committee decreased the target achievement level for fiscal year 2025 compared to the prior fiscal year because there is a financing element included in achieving the fiscal year-end target. The target achievement level was expected to include (and includes) net proceeds from sales of common stock. Given our market capitalization and stock price at the beginning of the fiscal year, coupled with the market realities discussed above, the Compensation and Leadership Development Committee sought to balance dilution to existing stockholders with ensuring the Company had adequate liquidity to fund its business plan in establishing the “Achieve FY End Unrestricted Cash Target” target achievement level for fiscal year 2025. It was determined that a target achievement level of $200 million for fiscal year 2025 was adequate to execute on the Company’s business plan.

During fiscal year 2025, we raised $185.7 million of net proceeds from sales of our common stock and $4.0 million of contributions received from the sale of a noncontrolling interest in connection with tax equity financings. We also began fiscal year 2025 by continuing with planned investments in capital assets and research and development to commercialize our solid oxide electrolysis platform. With the challenges in our target markets for our solid oxide platform technology, we reduced capital spending during the fiscal year, implemented workforce reductions to ensure we maintained a strong cash balance and refocused our business around our core carbonate fuel cell platform, with a focus on emerging data center opportunities. We ended the fiscal year with total unrestricted cash of $278.1 million, which was $3.1 million above the maximum achievement level of $275 million. As a result, the Compensation and Leadership Development Committee determined that a 60% weighted payout percentage was achieved for this milestone.

Achieve Generation and Service Revenue Target

Achieving consistent revenue from our generation and service portfolios is key to keeping our customers satisfied as well as achieving our fiscal year 2025 budget. As of October 31, 2024, our generation backlog totaled $841.4 million and our service backlog totaled approximately $174.2 million, for a cumulative total of approximately $1.0 billion. Accordingly, the Compensation and Leadership Development Committee added this new operational milestone for fiscal year 2025 to ensure management’s continued focus on the customer experience and achieving recurring revenue targets.

We ended fiscal year 2025 with total generation and service revenue of approximately $68.4 million, which was $6.6 million below the target achievement level but above the threshold achievement level. The lower-than-targeted results were primarily due to lower generation revenues as a result of downtime and repairs at key sites. As a result, the Compensation and Leadership Development Committee determined that a 17% weighted payout percentage was achieved for this milestone.

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Achieve Adjusted EBITDA – Percent Deviation from Budget

Achieving financial results within acceptable variances of our budget is a key target for management to ensure operating financial performance. We use Adjusted EBITDA as a financial measure to evaluate operating performance. (For information regarding the calculation of Adjusted EBITDA, see Annex A to this Proxy Statement.) For this measure, we established a target achievement level equal to our fiscal year 2025 budget of Adjusted EBITDA of approximately $(66.6) million.

We ended the fiscal year with Adjusted EBITDA of approximately $(74.4) million, which was a negative 12% deviation from the target achievement level but above the threshold achievement level. The lower-than-targeted results were primarily due to lower generation margin from reduced revenue and a different service profile than originally anticipated. We partially offset this unfavorable impact to Adjusted EBITDA during the fiscal year by significantly reducing operating expenses through the implementation of restructuring actions. As a result, the Compensation and Leadership Development Committee determined that a 6% weighted payout percentage was achieved for this milestone.

Fiscal Year 2025 Strategic Enablers — Targets and Actual Results

Our fiscal year 2025 strategic enablers and their respective weightings were as follows:

		Percentage of	Weighted Payout
Initiative	Weight	Target Achievement	Percentage
Simplified Product Portfolio	33%	100%	33%
Commercialization of Solid Oxide Platform	33%	100%	33%
Launch Carbon Recovery Product	34%	75%	26%
	100%		92%

Our Powerhouse business strategy focuses on the three key pillars of “Focus, Scale and Innovate”. Thus, the Board and the Compensation and Leadership Development Committee believe that establishing strategic enablers focuses management on critical business transition goals and is critical to the Company’s long-term strategic plans.

Our fiscal year 2025 strategic enablers and results are described in further detail as follows:

Simplified product portfolio

The goal of this strategic enabler was to focus the Company on standardized product offerings for our core carbonate fuel cell platform, including features capable of supporting data center market opportunities, with the goals of increasing revenue and margin expansion over time. Within this strategic enabler, workstreams were established to: (i) standardize distributed power generation offerings around our core carbonate fuel cell platform, with an emphasis on features intended to enable orders from the data center market, (ii) standardize renewable fuels offerings, and (iii) standardize combined heat and power offerings, including absorption chilling for potential data center applications.

All three of these workstreams were successfully completed during the fiscal year. This resulted in a substantial increase in our sales pipeline for our core carbonate fuel cell platform as of October 31, 2025 compared to the prior fiscal year end. As a result, the Compensation and Leadership Development Committee determined that a 33% weighted payout percentage was achieved for this strategic enabler.

Achievement 100% → Weighted payout 33%.

Commercialization of solid oxide platform

The goal of this strategic enabler was to advance the commercialization of our solid oxide platform. As a result of delays in expansion of the hydrogen market globally, we have limited our investment in our solid oxide platform to developing electrolysis cells (“SOECs”) to produce distributed hydrogen. To create value from our historic investments in our solid oxide platform, we established the following objectives for fiscal year 2025: (i) define a partnership model and strategy for SOEC commercialization, (ii) identify and collaborate with key partners across the value chain and (iii) complete the installation of the demonstration unit and begin a system level demonstration producing hydrogen from the SOEC demonstration unit delivered to Idaho National Laboratory (“INL”).

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We completed these objectives during the fiscal year as follows: (i) a “module +” strategy was developed whereby we will focus on our core fuel cell and electrolysis competencies and work with partners to develop, commercialize and market the balance of system as the hydrogen ecosystem grows, (ii) established both engineering and commercial partnerships for large scale SOEC development, and (iii) shipped the SOEC demonstration unit to INL in January 2025 and began commissioning and hydrogen production from this unit. After reviewing the results of these objectives, the Compensation and Leadership Development Committee determined that a 33% weighted payout percentage was achieved for this strategic enabler.

Achievement 100% → Weighted payout 33%.

Launch carbon recovery product

We believe one of the unique attributes of our molten carbonate fuel cell technology is the ability to separate and recover carbon dioxide, which we believe has significant market potential including within the food and beverage industry. The goal of this strategic enabler was to demonstrate the carbon recovery capabilities of our molten carbonate fuel cell technology. Activities planned for fiscal year 2025 under this strategic enabler included: (i) engineering, manufacture and commissioning of a carbon recovery system at our Torrington, CT facility, and (ii) a food and beverage grade validation and taste test passed by October 2025.

We successfully completed the installation and demonstrated that the system can produce food and beverage grade CO₂ through multiple validation tests during the fiscal year. Overall, at least 5,000 kg of CO₂ has been produced and stored onsite. Independent testing confirmed compliance with ISBT beverage-grade specifications. Trace chemical and microbial analyses showed impurities well below limits. These results validated the technical feasibility of our carbon recovery process. We chose not to proceed with the taste test given our current focus on data center market opportunities. As a result, the Compensation and Leadership Development Committee determined that a 26% weighted payout percentage was achieved for this strategic enabler, due to delays that prevented us from meeting our original schedule and our decision not to proceed with the taste test.

Achievement 75% → Weighted payout 26%.

Combined Performance Results and Annual Incentive Award Payments for Fiscal Year 2025

Following the conclusion of fiscal year 2025, the Compensation and Leadership Development Committee reviewed the Company’s performance as measured against the Company’s operational milestones and strategic enablers as follows:

●	Comparing the Company’s performance against the range of pre-established target levels for the operational milestones described above, the Compensation and Leadership Development Committee determined that the aggregate weighted achievement percentage was 113% for fiscal year 2025 (compared to a maximum potential achievement of 200% and target achievement of 100%).
●	With respect to the fiscal year 2025 Company strategic enablers, the Compensation and Leadership Development Committee compared the Company’s performance against the pre-established target objectives for these initiatives and calculated a weighted achievement percentage for each strategic enabler, the sum of which yielded a total weighted achievement percentage. Our overall performance with respect to the strategic enablers for fiscal year 2025 resulted in a weighted achievement percentage of 92% (compared to a maximum potential and target achievement of 100%).

Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the strategic enablers), the Compensation and Leadership Development Committee determined that the blended annual incentive award achievement percentage was equal to 108% of the target award levels (compared to a maximum potential achievement of 175% and the target achievement of 100%). Management recommended capping the MIP payout for fiscal year 2025 at 100% of the target award level in light of mixed results over the year and to reinforce accountability and long-term alignment. The Compensation and Leadership Development Committee agreed with management's recommendation, exercised negative discretion, and approved a MIP payout for fiscal year 2025 at 100% of target.

The specific cash amount paid to each NEO, the amount of which represents 100% of such NEO’s target award (except with respect to Mr. Feasel, whose total cash amount was prorated downward in accordance with his separation agreement), is set forth in the Fiscal Year 2025 Summary Compensation Table on page 60 of this Proxy Statement. The target and maximum amounts payable under the MIP are also described in the Fiscal Year 2025 Grants of Plan-Based Awards table on page 61 of this Proxy Statement.

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Fiscal Year 2025 Cost Savings Challenge

In fiscal year 2025, we undertook a Cost Savings Challenge (the “Challenge”), which was a broad-based initiative approved by the Board to drive meaningful, employee-generated cost reductions across the organization. The Challenge invited all team members to submit actionable savings ideas, with verified contributions tracked by department and reviewed quarterly by accounting. The Challenge successfully engaged employees company-wide, reinforced Lean operating principles, and strengthened cross-functional collaboration. Upon completion, the initiative achieved its targeted savings levels, resulting in a cash payout for eligible employees and highlighting management’s continued focus on operational discipline, efficiency, and the transition toward a more resilient, product-based organization. The cash payout for each eligible employee was set at 3% of such eligible employee’s base salary. This cash payout was made to employees, including NEOs, in November 2025. The specific cash amount paid to each NEO (except with respect to Mr. Lisowski and Mr. Feasel who were not eligible due to their separation from the Company), is set forth in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2025 Summary Compensation Table on page 60 of this Proxy Statement.

Long-Term Incentive Compensation

We use long-term incentive compensation, in the form of equity awards, to motivate and reward executive officers for effectively executing longer-term strategic and operational objectives. The value of these equity awards is based on the value of our common stock, and these awards help align the interests of our executive officers with those of the Company’s stockholders.

For fiscal year 2025, our long-term incentive plan for each executive officer was comprised of performance stock units (“PSUs”) and time-based RSUs. The Compensation and Leadership Development Committee elected to use PSUs because these awards reflect a balance between substantial upside potential for superior stock price performance, and decline in award size, to zero in the extreme, for performance that is below expectations, and to use RSUs because these awards foster retention through business cycles.

The Compensation and Leadership Development Committee exercises its judgment in determining the size of the equity awards granted to executive officers. For each eligible executive, the Committee considers the relative value of equity awards compared to the equity awards held by other executive officers, the desired incentive mix between PSU awards and RSU awards, a compensation analysis performed by Meridian and the individual experience, skills and performance level of the executive officer.

For fiscal year 2025, the Compensation and Leadership Development Committee determined to allocate 50% of long-term incentive target shares to PSUs based on relative total stockholder return (“Relative TSR”), as further described below. The remaining 50% of the long-term incentive target shares are allocated to RSUs that vest ratably over a 2-year period from the date of grant, with the number of RSUs being determined by dividing the target fair value by the average closing price of our common stock over the 60 trading days immediately preceding the date of the grant.

See the Fiscal Year 2025 Grants of Plan-Based Awards table on page 61 for information regarding the actual grants made to our NEOs during fiscal year 2025. As a response to stock price and Company performance for fiscal year 2024, the aggregate grant date fair values of the fiscal year 2025 target Long-Term Incentive Plan awards for the CEO and other NEOs were reduced to approximately 47% or less of the prior year’s target awards as disclosed in the Fiscal Year 2025 Summary Compensation Table on page 60.

In each of fiscal years 2023, 2024 and 2025, the Compensation and Leadership Development Committee established the performance assessment criteria for the Relative TSR PSUs (“Relative TSR PSUs”) as the TSR of the Company relative to the TSR of the Russell 2000 Index. In order to provide alignment with the relative rigor of performance goals in similar plans for companies of our size and maturity, we calibrate our awards so that matching the Russell 2000 Index composite TSR must be attained to provide a target payout. For achievement below the Index composite TSR, payouts are reduced by 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. For achievement above the Index composite TSR, payouts are increased by 0.5x the difference between the Company’s TSR and the Russell 2000 Index composite TSR. The Compensation and Leadership Development Committee believes these metrics were reflective of prevalent market practice for evaluating TSR and provide a strong incentive for the Company to become a top performer relative to the TSR benchmark. In addition, these awards were capped at 200% of the target number of PSUs, and the awards were further capped at 100% of the target number of PSUs if the Company’s absolute TSR over the performance period is negative. For each award, the Company’s TSR is calculated by subtracting the Company’s beginning stock price

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from the ending stock price, adding any dividends during the period, and then dividing the result by the Company’s beginning stock price. “Beginning stock price” and “Ending stock price” are defined as:

Fiscal Year Relative TSR PSUs	Beginning Stock Price	Ending Stock Price
2023	The average closing price of the Company’s common stock over the 60 consecutive trading days ending on October 31, 2022	The average closing price of the Company’s common stock over the 60 consecutive trading days ending on October 31, 2025
2024	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2023	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2026
2025	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2024	The average closing price of the Company’s common stock over the 20 consecutive trading days ending on October 31, 2027

Any PSUs that are earned based on performance will be earned on the date that the Compensation and Leadership Development Committee certifies the achievement of the applicable level of relative TSR. Any PSUs that are not earned on such date shall be forfeited. PSUs earned on the basis of relative TSR performance remain subject to vesting based on continued service until the third anniversary of the grant date.

In November 2025, the Compensation and Leadership Development Committee certified that Company TSR had been 36.77% for the 2023 Relative TSR PSUs, based on the methodology described above. This represented a 126.46% difference to the Russell 2000 Index Composite TSR for the same period and using the same methodology. As a result, the Compensation and Leadership Development Committee determined that a 36.77% payout percentage was achieved, and a corresponding number of 2023 Relative TSR PSUs became eligible to vest subject to continued service through December 5, 2025, at which time the awards vested. Mr. Lisowski’s payout was pro-rated to reflect the fact that his employment with the Company ended on July 4, 2025.

For the 2026 PSUs, the Compensation and Leadership Development Committee determined to use Absolute TSR instead of Relative TSR as the performance standard, after considering the relative scarcity of direct competitors in the U.S. Such scarcity could introduce greater-than-intended volatility in performance outcomes and risk payout windfalls or deficits that may not be appropriately tied to underlying operational performance or the FuelCell Energy stockholder experience. This change of the PSU measurement standard was in response to stockholder feedback and the Compensation and Leadership Development Committee’s desire to establish high stock appreciation targets.

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Specifically, the 2026 PSUs have three separate tranches, with 33% weighting towards one-year TSR from November 1, 2025 through October 31, 2026, 33% weighting towards two-year TSR from November 1, 2025 through October 31, 2027 and 34% weighting towards three-year TSR from November 1, 2025 through October 31, 2028. The Beginning Stock Price is $7.61 (representing a 20 trading day average closing price of the Company’s common stock prior to the approval of the PSUs). The Ending Stock Prices are calculated based on the 20 trading day average closing price through such dates. For each tranche, a minimum threshold achievement of 20% annualized TSR is necessary to earn 50% of target PSUs, a target achievement of 35% annualized TSR earns 100% of target PSUs, and a maximum achievement of 50% annualized TSR earns 235% of target PSUs from that specific tranche. Once performance is certified for each tranche, a corresponding number of 2026 Absolute TSR PSUs become eligible to vest based on continued service through November 28, 2028 (subject to limited exceptions), at which time awards—to the extent that both the absolute TSR and service vesting requirements have been met—will vest. The TSR goals and payout levels are as follows:

First Performance Period FY2026 (33% Weighting)			Second Performance Period FY2025-2027 (33% Weighting)			Third Performance Period FY2025-2028 (34% Weighting)
Threshold (50%)	Target (100%)	Maximum (235% of Target)	Threshold (50%)	Target (100%)	Maximum (235% of Target)	Threshold (50%)	Target (100%)	Maximum (235% of Target)
20% TSR	35% TSR	50% TSR	20% TSR	35% TSR	50% TSR	20% TSR	35% TSR	50% TSR
$9.13	$10.27	$11.42	$10.96	$13.87	$17.12	$13.15	$18.72	$25.68

The Compensation and Leadership Development Committee believes the strong stockholder return performance and three-year total service vesting requirements reflected in the 2026 PSUs promote alignment with stockholder value creation and support our retention objectives with pay for performance sensitivity. As illustrated below, the goals associated with the 2026 PSUs demonstrate rigor as compared to one-year, three-year, five-year, and 10-year total returns from various broader market indices through the end of our fiscal year 2025:

Health and Retirement Benefits

Health Benefits

We offer medical and dental insurance to our executive officers and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide our executive officers and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). In fiscal year 2025, we also offered our NEOs and other members of our executive leadership team health screenings including physical exams.

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Retirement Benefits

We also offer participation in the 401(k) Plan to our employees, including our executive officers, subject to the terms of the 401(k) Plan. Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2025, the Compensation and Leadership Development Committee approved continuing a matching contribution equal to 50% of the first 6% of elective salary deferrals, not to exceed 3% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a three-year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal year 2025 are set forth in the Fiscal Year 2025 Summary Compensation Table on page 60 of this Proxy Statement.

Our executive benefits program does not include any of the following:

●	Supplemental executive retirement benefits; or
●	Supplemental health or insurance benefits.

Compensation Policies

Prohibition on Option Re-Pricing and Backdating

The Compensation and Leadership Development Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the Fifth Amended and Restated 2018 Omnibus Incentive Plan, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation and Leadership Development Committee or the independent members of our Board, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.

Equity Grant Policy

The Compensation and Leadership Development Committee reviews the Company’s Equity Grant Policy annually. Under this Policy, all equity awards to the CEO require approval by the independent directors of the Board. The Compensation and Leadership Development Committee may otherwise grant equity awards to any eligible employee, consultant, advisor, or director. The Board has delegated limited authority to the CEO to grant equity awards within strict parameters, excluding equity awards to Senior Vice Presidents or officers subject to Section 16 of the Exchange Act and equity awards that are performance-based awards. The CEO may also approve retention or special recognition awards from a pool authorized by the Committee, subject to annual limits. All equity awards comply with our incentive plan and the terms of the Policy, including grant date and vesting requirements.

Policies and Practices Related to the Grant of Certain Equity Awards

We generally grant annual equity-based awards during the first half of our fiscal year, although such timing may change from year to year. The Compensation and Leadership Development Committee also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee does not take into account material non-public information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Compensation Recovery Policies

A description of our Executive Compensation Recovery Policies can be found on page 25 of this Proxy Statement under the heading “Corporate Governance”.

Anti-Hedging Policy

A description of our anti-hedging policy can be found on page 25 of this Proxy Statement under the heading “Corporate Governance”.

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Stock Ownership Guidelines

A description of our minimum stock ownership guidelines can be found on page 25 of this Proxy Statement under the heading “Corporate Governance”.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, generally limits to $1 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. While the Compensation and Leadership Development Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation would not be fully tax-deductible.

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 21, 60 and 61 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Compensation Risk Assessment

Our Compensation and Leadership Development Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent compensation consultant, Meridian. In addition, our Compensation and Leadership Development Committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation and Leadership Development Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.

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Fiscal Year 2025 Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2025, 2024 and 2023 (except for Mr. Achanta, for whom information is provided only with respect to the fiscal year ended October 31, 2025 as he was not an executive officer prior to fiscal year 2025).

				Non-Equity
				Incentive Plan	All Other
		Salary	Stock Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)
Jason Few	2025	582,036	1,420,380	686,376	63,933	2,752,725
President and	2024	579,306	3,020,681	535,473	30,183	4,165,643
Chief Executive Officer	2023	564,480	3,732,622	480,960	33,259	4,811,321
Michael S. Bishop	2025	445,982	551,826	325,566	15,825	1,339,199
Executive Vice President,	2024	441,987	1,173,545	249,750	17,317	1,882,599
Chief Financial Officer and Treasurer	2023	434,650	848,324	235,671	16,099	1,534,743
Shankar Achanta	2025	400,000	303,500	251,400	15,459	970,359
Executive Vice President,	2024	—	—	—	—	—
Chief Product and Technology Officer	2023	—	—	—	—	—
Joshua Dolger	2025	385,018	303,500	242,562	15,605	946,685
Former Executive Vice President,	2024	382,376	645,391	184,809	15,256	1,227,831
General Counsel and Corporate Secretary	2023	369,083	652,557	171,532	14,425	1,207,597
Michael J. Lisowski	2025	431,843	446,177	280,000	132,961	1,290,981
Former Executive Vice President,	2024	373,188	645,391	196,734	12,304	1,227,617
Strategic Partnerships	2023	413,809	848,324	224,371	12,660	1,499,164
Mark Feasel	2025	399,603	306,643	135,517	183,255	1,025,018
Former Executive Vice President and	2024	385,732	645,391	216,828	16,242	1,264,193
Chief Commercial Officer	2023	377,354	848,324	204,604	15,759	1,446,041

(1)

The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of fiscal years 2025, 2024, and 2023, computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“ASC Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 16 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2025. The maximum values of the fiscal year 2025 PSU awards at the grant date assuming that the highest level of performance conditions are attained (and valued based on the closing price on the date of grant) are as follows: Mr. Few — $1,682,460; Mr. Bishop — $653,657; Mr. Achanta — $359, 500; Mr. Dolger — $359,500; Mr. Lisowski — $319,552; and Mr. Feasel — $319,552. For Mr. Lisowski, 2025 includes $176,402 of incremental stock-based compensation expense for the continuation of the vesting of his RSU awards and for Mr. Feasel, 2025 includes $36,401 of incremental stock-based compensation expense in connection with the acceleration of his RSU awards. Such amounts reflect our calculation of the value of the modification of both Mr. Lisowski’s and Mr. Feasel’s awards, in accordance with ASC Topic 718, and do not necessarily correspond to the actual value that may be ultimately realized by them.

(2)

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2025, 2024 and 2023 (as applicable) under our Management Incentive Plan. The amounts reported for fiscal year 2025 were paid in fiscal year 2026. Mr. Feasel’s award was pro-rated downward for fiscal year 2025 consistent with the terms of our Management Incentive Plan, as his employment with the Company ended in May 2025. For each NEO other than Messrs. Lisowski and Feasel, this column also reflects the amounts paid in fiscal year 2025 in connection with the Cost Savings Challenge, which engaged employees across the organization to generate and track verified cost‑reduction initiatives, ultimately achieving targeted savings and resulting in a November 2025 cash payout equal to 3% of base salary for all eligible employees, including NEOs.

(3)	The amounts reported under “All Other Compensation” for fiscal year 2025 include the following:

			Memberships, Security,
	Matching	Executive	Severance, and Tax
	401(k)	Health	Preparation Fee
	Contributions	Program	Reimbursements	Total
Name	($)(a)	($)(b)	($)(c)	($)
Jason Few	10,500	5,000	48,433	63,933
Michael S. Bishop	10,500	5,000	325	15,825
Shankar Achanta	9,885	5,000	574	15,459
Joshua Dolger	10,144	5,000	461	15,605
Michael J. Lisowski	4,884	5,000	123,077	132,961
Mark Feasel	4,551	—	178,704	183,255

(a)	This column reflects Company contributions to the 401(k) Plan.
(b)

This column reflects the average incremental cost of the executive health and physical program per NEO. Due to Health Insurance Portability and Accountability Act confidentiality requirements, we do not disclose actual use of this program by individual officers.

(c)

This column reflects membership fees and tax preparation fee reimbursements payable pursuant to Mr. Few’s employment agreement, membership fees for Mr. Bishop and Mr. Dolger, temporary security services provided by the Company for the benefit of Mr. Few in the amount of $27,541, and severance payments for Messrs. Lisowski and Feasel.

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Fiscal Year 2025 Grants of Plan-Based Awards

The following table sets forth certain information with respect to the annual incentive and stock-based awards granted to our named executive officers in fiscal year 2025 under the 2018 Omnibus Incentive Plan, as amended and restated. The material terms of these awards are described above in the sections titled “Annual Incentive Compensation” and “Long-Term Incentive Compensation” on pages 50 and 55 of this Proxy Statement, respectively.

			Estimated Future Payouts			Estimated Future Payouts			All Other
			Under Non-Equity Incentive			Under Equity Incentive			Stock	Grant
			Plan Awards			Plan Awards			Awards,	Date Fair
						Threshold	Target	Maximum	Number of	Value of
						Number	Number	Number	Shares of	Stock
						of	of	of	Stock or	Awards
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Shares	Shares	Shares	Units	($)(1)
Jason Few	Relative TSR PSUs	12/30/2024	—	—	—	29,250	58,500	117,000		841,230
	Time-Based RSUs	12/30/2024	—	—	—				58,500	579,150
	MIP		N/A	669,341	1,171,347
Michael S. Bishop	Relative TSR PSUs	12/30/2024	—	—	—	11,364	22,728	45,456		326,829
	Time-Based RSUs	12/30/2024	—	—	—				22,727	224,997
	MIP		N/A	312,187	546,327
Shankar Achanta	Relative TSR PSUs	12/30/2024	—	—	—	6,250	12,500	25,000		179,750
	Time-Based RSUs	12/30/2024	—	—	—				12,500	123,750
	MIP		N/A	240,000	420,000
Joshua Dolger	Relative TSR PSUs	12/30/2024	—	—	—	6,250	12,500	25,000		179,750
	Time-Based RSUs	12/30/2024	—	—	—				12,500	123,750
	MIP		N/A	231,011	404,269
Michael J. Lisowski	Relative TSR PSUs	12/30/2024	—	—	—	5,556	11,111	22,222		159,776
	Time-Based RSUs	12/30/2024	—	—	—				11,111	109,999
	MIP		N/A	302,290	529,008
	Modified RSU Expense		—	—	—					176,402
Mark Feasel	Relative TSR PSUs	12/30/2024	—	—	—	5,556	11,111	22,222		159,776
	Time-Based RSUs	12/30/2024	—	—	—				11,111	109,999
	MIP		N/A	279,722	489,514
	Modified RSU Expense		—	—	—					36,401

(1)

Amounts reported in this column are based on the grant date fair value of awards computed in accordance with FASB ASC Topic 718. The information also includes the incremental stock-based compensation expense that the Company recognized in connection with the modification of Mr. Lisowski’s and Mr. Feasel’s equity awards.

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Outstanding Equity Awards at 2025 Fiscal Year-End Table

The following table presents, for each of the NEOs (other than Mr. Feasel, who had no outstanding equity awards), information with respect to the outstanding equity awards held at October 31, 2025.

	Stock Awards
						Equity
						Incentive Plan
					Equity Incentive	Awards; Market
					Plan Awards;	or Payout
					Number of	Value of
			Number of		Unearned	Unearned
			Shares	Market Value	Shares,	Shares,
			or Units of	of Shares or	Units or	Units or
	Stock		Stock	Units of Stock	Other Rights	Other Rights
	Award		That Have	That Have Not	That Have	That Have
	Grant		Not Vested	Vested	Not Vested	Not Vested
Name	Date		(#)	($)(3)	(#)	($)(3)
Jason Few	12/05/2022	(1)	4,654	41,653
	12/11/2023	(1)	23,636	211,542
	12/30/2024	(1)	58,500	523,575
	12/05/2022	(2)	13,964	124,978
	12/11/2023	(2)			35,454	317,313
	12/30/2024	(2)			58,500	523,575
Michael S. Bishop	12/05/2022	(1)	1,057	9,460
	12/11/2023	(1)	9,183	82,188
	12/30/2024	(1)	22,727	203,407
	12/05/2022	(2)	3,173	28,398
	12/11/2023	(2)			13,774	123,277
	12/30/2024	(2)			22,728	203,416
Shankar Achanta	05/08/2024	(1)	4,040	21,827
	12/30/2024	(1)	12,500	78,174
	12/30/2024	(2)			12,500	111,875
Joshua Dolger	12/05/2022	(1)	813	7,276
	12/11/2023	(1)	5,050	45,198
	12/30/2024	(1)	12,500	111,875
	12/05/2022	(2)	2,441	21,847
	12/11/2023	(2)			7,575	67,796
	12/30/2024	(2)			12,500	111,875
Michael J. Lisowski(4)	12/05/2022	(1)	1,057	9,460
	12/11/2023	(1)	5,050	45,198
	12/30/2024	(1)	11,111	99,443
	12/05/2022	(2)	2,644	23,665
	12/11/2023	(2)			3,788	33,898
	12/30/2024	(2)			1,852	16,574

(1)	The restricted stock units granted to the NEOs on December 5, 2022, December 11, 2023, May 8, 2024, and December 30, 2024 vest ratably over three years from the grant date.
(2)	The performance stock units granted to the NEOs on December 5, 2022, December 11, 2023, and December 30, 2024 are eligible to be earned over a three-year performance period based on relative TSR.
(a)

For the PSUs granted on December 5, 2022, the performance period was completed and the Compensation and Leadership Development Committee certified the performance results following fiscal year-end. Accordingly, the number of PSUs earned has been converted into time‑vesting restricted stock units, which are reflected in the table using the actual number of shares earned.

(b)

The PSUs granted on December 11, 2023 and December 30, 2024 had not yet been earned or vested as of the end of fiscal year 2025. These awards are shown in the table at the target performance level, as year‑end performance was tracking above threshold but below target.

(3)	The fair market value of unvested restricted stock unit and performance stock unit awards is based on the per share closing price of our common stock on October 31, 2025, which was $8.95.
(4)	In the case of Mr. Lisowski, pursuant to the terms of his separation agreement, these shares have vested but are being distributed per the original vesting schedule.

62	2026 Proxy Statement

Fiscal Year 2025 Option Exercises and Stock Vested Table

The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting of restricted stock awards and restricted stock units during fiscal year 2025, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal year 2025. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date.

	Stock Awards
	Number of
	Shares Acquired		Value Realized
Name	on Vesting (#)(1)		on Vesting ($)(2)
Jason Few	18,264		218,757
Michael S. Bishop	6,209		75,382
Shankar Achanta	2,020		8,464
Joshua Dolger	3,744		45,053
Michael J. Lisowski	4,143	(3)	49,433
Mark Feasel	21,361	(4)	118,908
TOTAL	55,741		515,996

(1)

Represents the gross number of shares acquired on the vesting of restricted stock (including restricted stock units and performance stock units), without reduction for the number of shares withheld to pay applicable withholding taxes

(2)	The amounts disclosed in this column were calculated based on the fair market value of the shares on the date of vesting.
(3)

Pursuant to Mr. Lisowski’s separation agreement, this represents the shares that have vested and were distributed in fiscal year 2025; his remaining restricted stock units were no longer subject to a requirement of continued service. However, the underlying shares will be acquired in accordance with the original vesting schedule.

(4)	Represents the equity awards for Mr. Feasel that vested and were distributed in accordance with the terms of his separation agreement.

Employment Agreements and Change of Control and Severance

Each of our NEOs had an employment agreement with the Company during fiscal year 2025, under which such NEO was eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.

In reporting the estimated potential payments and benefits payable to Mr. Few, Mr. Bishop, and Mr. Achanta (our currently serving NEOs) in the event of termination of employment as of October 31, 2025, we assumed that the terms of such NEOs’ employment agreements were applicable. The actual amounts that would be paid or distributed to these NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock at the time of termination. In addition, although we have entered into written arrangements to provide severance payments and benefits to these NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with these NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each of these NEOs would also be able to exercise any previously vested options to purchase shares of our common stock that he held (if applicable). For more information about the NEOs’ outstanding equity awards as of October 31, 2025, see the Outstanding Equity Awards at 2025 Fiscal Year-End Table above.

In addition to the severance payments and benefits described in the individual employment agreement of each of these NEOs, these NEOs are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans.

Mr. Few

Effective August 26, 2019, we entered into an employment agreement with Mr. Few in connection with his appointment as the President and Chief Executive Officer of the Company (as amended on April 23, 2020, January 19, 2021 and June 4, 2025, the “CEO Employment Agreement”). The CEO Employment Agreement specifies the reasons pursuant to which his employment may be terminated by our Board and provides him with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Employment Agreement also sets forth the terms and conditions of employment for Mr. Few including his initial base salary, which is to be reviewed at least annually by our Board, and his initial target annual incentive award opportunity. The target annual incentive award opportunity for Mr. Few for fiscal year 2025 was 115% of his base salary. Mr. Few is also eligible to participate in the insurance plans and other employee benefits generally available to our other employees. The CEO Employment Agreement contains

2026 Proxy Statement	63

non-disclosure provisions that apply indefinitely and prohibit Mr. Few from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.

In the event Mr. Few’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Employment Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to (1) his then-current annual base salary as of the date of termination plus (2) his target bonus for the year of termination plus (3) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (4) reasonable relocation expenses back to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000. Mr. Few will also receive accelerated vesting of all outstanding time-vesting equity awards and a pro rata portion of any unearned performance awards will remain eligible to be earned following the end of the applicable performance period based on actual performance achieved, with all remaining unearned performance awards being forfeited. The severance benefits also will include payment for continued health insurance for 12 months. In the event of termination of Mr. Few’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Few any base salary and vacation accrued but as yet unpaid on the effective date of such termination, any earned but unpaid annual bonus with respect to any completed fiscal year immediately preceding the effective date of termination and reimbursement for unreimbursed business expenses properly incurred. In the event that the termination of Mr. Few’s employment is within the three months prior to or the 18 months following a change in control of the Company, Mr. Few is eligible to receive a severance payment in an amount equal to (1) two times the sum of his then-current annual base salary plus his target bonus for the year of termination plus (2) a pro-rata portion of the annual bonus amount that would have been paid but for the termination, pro-rated based on the number of days in such fiscal year that Mr. Few was actually employed by the Company plus (3) reasonable relocation expenses to Houston, Texas (or such other city in Mr. Few’s discretion, provided that the expense shall not exceed the expense of relocating to Houston, Texas) in an amount not to exceed $200,000, as well as accelerated vesting of all outstanding equity awards and payment for continued health insurance for 24 months.

The CEO Employment Agreement further provides that, if Mr. Few receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the total severance payment shall be delivered either (a) in full or (b) in an amount such that the value of the aggregate total payments are $1.00 less than the maximum amount Mr. Few may receive without being subject to the tax, whichever results in Mr. Few receiving the greatest after-tax benefit.

The following table sets forth the potential (estimated) payments and benefits that Mr. Few would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Employment Agreement, assuming that the triggering event described below occurred on October 31, 2025.

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Few

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	287,373	—	1,742,637
Payment for annual incentive award(4)	582,036	—	582,036
Continued Health Insurance Premiums(5)	32,631	—	65,261
Severance payment(4)	1,364,072	—	2,528,144
TOTAL	2,266,111	—	4,918,078

(1)

For purposes of this analysis, we have assumed that Mr. Few’s base salary is equal to $582,036, Mr. Few’s target annual bonus is $582,036 and the pro-rata vesting of all of Mr. Few’s outstanding restricted stock unit awards (including RSUs and PSUs) as reflected in the Outstanding Equity Awards at 2025 Fiscal Year-End Table on page 62 of this Proxy Statement accelerated as of October 31, 2025. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board.

64	2026 Proxy Statement

(2)

Assumes Mr. Few’s date of termination of employment was October 31, 2025. The market price of our common stock on October 31, 2025 was $8.95 per share. In addition, we have assumed that the total payments and benefits to Mr. Few in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code.

(3)

In the “Termination without Cause or Resignation for Good Reason” column, the value of the restricted stock unit awards and performance stock units on October 31, 2025 is based on the 10,981 restricted stock units and 21,127 performance stock units that had not vested as of October 31, 2025 at $8.95 per share. In the “Following Change in Control of the Company” column, the value of the restricted stock units and performance stock units on October 31, 2025 is based on the 86,790 restricted stock units and 107,918 performance stock units that had not vested as of October 31, 2025 at $8.95 per share.

(4)

In the event Mr. Few’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to (i) his then-current annual base salary as of the date of termination plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination plus (iv) reasonable relocation expenses in an amount not to exceed $200,000. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible to receive a severance payment equal to (i) two times the amount of his then-current annual base salary plus (ii) his target bonus for the year of termination plus (iii) a pro-rata portion of the annual bonus amount that would have been paid but for the termination plus (iv) reasonable relocation expenses in an amount not to exceed $200,000.

(5)

Mr. Few is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 24 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2025.

Mr. Bishop, Mr. Achanta, Mr. Dolger, Mr. Lisowski, and Mr. Feasel

During 2025, we had employment agreements (the “Other NEO Agreements”) in place with Mr. Bishop (effective January 1, 2012), Mr. Dolger (effective August 2, 2021), Mr. Lisowski (effective August 1, 2019) until his separation from employment, Mr. Feasel (effective April 18, 2022) until his separation from employment, and Mr. Achanta (effective January 1, 2025), which specify or specified the reasons pursuant to which their employment may or could be terminated and provide or provided them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success.

The Other NEO Agreements set forth the terms and conditions of the employment of these executive officers including their initial annual base salary and initial target annual incentive award opportunity. The target annual incentive award opportunity for each of Mr. Bishop, Mr. Lisowski and Mr. Feasel for fiscal year 2025 was 70% of base salary. The target annual incentive award opportunity for Mr. Dolger for fiscal year 2025 was 60% of base salary. The target annual incentive award opportunity for Mr. Achanta for fiscal year 2025 was 60% of base salary. The target annual incentive awards are or were payable in accordance with the terms of the Management Incentive Plan described on page 50 of this Proxy Statement. Our NEOs were also eligible during fiscal year 2025 to participate in insurance plans and other employee benefits generally available to our other employees.

On January 5, 2026, we made a determination to end our employment relationship with Mr. Dolger without cause, effective as of January 6, 2026. In connection with the end of this employment relationship, on February 3, 2026, we entered into an employment separation agreement with Mr. Dolger providing that, in lieu of (but consistent with) the separation benefits provided for under Mr. Dolger’s amended and restated employment agreement, dated as of June 4, 2025, in exchange for a release of claims, following the end of his employment, Mr. Dolger will receive (1) a severance payment of $398,494, representing 12 months of his annual base salary, to be paid in installments over a 12-month period; (2) eligibility to earn a pro rata portion of his outstanding performance stock units based on actual performance achieved following the end of the applicable performance period; (3) accelerated vesting of his 44,911 outstanding unvested time-vesting restricted stock units; (4) eligibility for his fiscal year 2025 management incentive plan award based on actual performance results; and (5) subject to certain conditions, reimbursement or payment by the Company of the premium for continued medical, dental and vision benefits under COBRA for up to 12 months in the amount of $32,626. Other than the continued eligibility to earn a pro rata portion of the outstanding performance stock units and accelerated vesting of the time-vesting restricted stock units referenced above, all other unearned performance stock units and any other outstanding unvested or unearned equity-based awards held by Mr. Dolger as of the end of his employment were forfeited.

On June 3, 2025, we made a determination to end our employment relationship with Mr. Lisowski without cause, effective as of July 4, 2025. In connection with the end of this employment relationship, on June 13, 2025, we entered into an employment separation agreement with Mr. Lisowski providing that, in lieu of the termination benefits provided for under Mr. Lisowski’s employment agreement, upon the end of his employment effective as of July 4, 2025, Mr. Lisowski received (1) a severance payment of $400,000.12, representing 12 months of his annual base salary, to be paid in installments over a 12-month period; (2) eligibility to earn a pro rata portion of his outstanding performance stock units based on actual performance achieved following the end of the applicable performance period; (3) accelerated vesting of his 17,218 outstanding unvested time-vesting restricted stock units; (4) eligibility for his fiscal year 2025 management incentive plan award in the amount $280,000 based on actual performance results following the end of the fiscal year and subject to any adjustments made to management incentive plan awards generally by the Company’s Compensation and Leadership Development Committee; and (5) subject to certain conditions, reimbursement or payment by the Company of its portion of the costs of continued medical, dental and vision benefits under COBRA for up to 12 months in the amount $12,615. Other than the continued eligibility to earn a pro rata portion of the outstanding performance stock units and accelerated vesting of the time-vesting restricted stock units referenced above, all other unearned performance stock units and any other outstanding unvested or unearned equity-based awards held by Mr. Lisowski as of the end of his employment were forfeited.

On April 23, 2025, we made a determination to end our employment relationship with Mr. Feasel without cause, effective as of May 2, 2025. On April 28, 2025, we entered into an employment separation agreement with Mr. Feasel providing that, in lieu of the termination

2026 Proxy Statement	65

benefits provided for under Mr. Feasel’s employment agreement, dated as of April 18, 2022, upon the end of his employment effective as of May 2, 2025, Mr. Feasel received (1) a severance payment of $387,192, representing 12 months of his annual base salary, to be paid in installments over a 12-month period; (2) accelerated vesting of his 17,218 outstanding unvested time-vesting restricted stock units; (3) eligibility for a pro rata portion of his fiscal year 2025 management incentive plan award in the amount $135,517 based on actual performance results following the end of the fiscal year; and (4) subject to certain conditions, reimbursement or payment by us of our portion of the costs of continued medical, dental and vision benefits under COBRA for up to 12 months in the amount of $37,103. Other than the accelerated vesting of the time-vesting restricted stock units referenced above, all other unearned performance stock units and any other outstanding unvested or unearned equity-based awards held by Mr. Feasel as of the end of his employment were forfeited.

Pursuant to his employment agreement as amended and restated effective June 4, 2025, in the event that the employment of Mr. Bishop is terminated by the Company without cause, or he resigns for “good reason” (as defined in his agreement), he is eligible to receive a severance payment in an amount equal to twelve months of his annual base salary at the date of termination plus payment by the Company of his COBRA premiums for up to twelve months, provided that he elects continuation of coverage under COBRA and he is not eligible for health coverage under another employer’s plan. Mr. Bishop will also receive accelerated vesting of all outstanding time-vesting equity awards and a pro rata portion of any unearned performance awards will remain eligible to be earned following the end of the applicable performance period based on actual performance achieved, with all remaining unearned performance awards being forfeited. Mr. Bishop will also be eligible to receive a pro rata portion of his annual bonus based on actual performance. In the event that Mr. Bishop is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, he is eligible to receive a severance payment in an amount equal to equal to one year of his annual base salary as of the date of termination plus one year of his target annual bonus. The Company also will pay his COBRA premiums for up to 12 months, provided that he elects continuation coverage under COBRA and he is not eligible for health coverage under another employer’s plan. Mr. Bishop will also be eligible to receive a pro rata portion of his annual bonus based on the target performance level. Mr. Bishop’s employment agreement also provides that any equity-based awards will accelerate and immediately vest if there is a change in control and his employment with the Company is terminated by the Company without cause or by him for good reason in connection with the change in control. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him any base salary and vacation accrued but unpaid as of the effective date of such termination.

Pursuant to his employment agreement as amended and restated effective June 4, 2025, in the event that the employment of Mr. Achanta is terminated by the Company without cause, or he resigns for “good reason” (as defined in his agreement), he is eligible to receive a severance payment in an amount equal to twelve months of his annual base salary at the date of termination plus payment by the Company of his COBRA premiums for up to twelve months, provided that he elects continuation of coverage under COBRA and he is not eligible for health coverage under another employer’s plan. Mr. Achanta will also receive accelerated vesting of all outstanding time-vesting equity awards and a pro rata portion of any unearned performance awards will remain eligible to be earned following the end of the applicable performance period based on actual performance achieved, with all remaining unearned performance awards being forfeited. Mr. Achanta will also be eligible to receive a pro rata portion of his annual bonus based on actual performance. In the event that Mr. Achanta is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, he is eligible to receive a severance payment in an amount equal to equal to one year of his annual base salary as of the date of termination plus one year of his target annual bonus. The Company also will pay his COBRA premiums for up to 12 months, provided that he elects continuation coverage under COBRA and he is not eligible for health coverage under another employer’s plan. Mr. Achanta will also be eligible to receive a pro rata portion of his annual bonus based on the target performance level. Mr. Achanta’s employment agreement also provides that any equity-based awards will accelerate and immediately vest if there is a change in control and his employment with the Company is terminated by the Company without cause or by him for good reason in connection with the change in control. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him any base salary and vacation accrued but unpaid as of the effective date of such termination.

The following tables set forth the potential (estimated) payments and benefits which Mr. Bishop and Mr. Achanta would have been eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under their respective employment agreements, assuming that the triggering event described below occurred on October 31, 2025. The payments and other benefits received by Messrs. Lisowski, Feasel and Dolger upon their respective separations from employment are described above.

66	2026 Proxy Statement

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Bishop

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—	—
Restricted Shares/Stock Units(3)	93,724	—	650,146
Payment for annual incentive award(4)	312,187	—	312,187
Continued Health Insurance Premiums(5)	23,757	—	23,757
Severance payment(4)	445,982	—	445,982
TOTAL	875,650	—	1,432,071

(1)

For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $445,982 and an annual incentive award equal to $312,187 based on his target bonus, and that Mr. Bishop had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2025 Fiscal Year-End Table on page 62 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2025 Grants of Plan-Based Awards table on page 61 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation and Leadership Development Committee.

(2)	Assumes Mr. Bishop’s date of termination of employment was October 31, 2025. The market price of our common stock on October 31, 2025 was $8.95 per share.
(3)

The value of the restricted stock units and performance stock units on October 31, 2025 is based on the 3,766 restricted stock units and 6,706 performance stock units that had not vested as of October 31, 2025 at $8.95 per share. In the “Following Change in Control of the Company” column, the value of the restricted stock units and performance stock units on October 31, 2025 is based on the 32,967 restricted stock units and 39,675 performance stock units that had not vested as of October 31, 2025 at $8.95 per share.

(4)

In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to his annual base salary and initial target annual incentive award opportunity. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for a severance payment equal to his annual base salary and initial target annual incentive award opportunity.

(5)

Mr. Bishop is eligible to receive payment of continued health insurance for a period of twelve months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2025.

2026 Proxy Statement	67

Potential Payments and Benefits Upon a Termination of Employment or a Change in Control of the Company for Mr. Achanta

			Termination without
			Cause or Resignation
			for Good Reason
	Termination without		Following Change
	Cause or Resignation	Death or	in Control of
	for Good Reason	Disability	the Company
Executive Payments and Benefits(1)	($)(2)	($)(2)	($)(2)
Accelerated vesting:
Stock options	—	—
Restricted Shares/Stock Units(3)	12,056	—	259,908
Payment for annual incentive award(4)	240,000	—	240,000
Continued Health Insurance Premiums(5)	29,920	—	29,920
Severance payment(4)	400,000	—	400,000
TOTAL	681,976		929,828

(1)

For purposes of this analysis, we have assumed that Mr. Achanta’s compensation is as follows: a base salary equal to $400,000 and an annual incentive award equal to $240,000 based on his target bonus, and that Mr. Achanta had outstanding restricted stock unit awards as reflected in the Outstanding Equity Awards at 2025 Fiscal Year-End Table on page 62 of this Proxy Statement and target performance stock unit awards as reflected in the Fiscal Year 2025 Grants of Plan-Based Awards table on page 61 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation and Leadership Development Committee.

(2)	Assumes Mr. Achanta’s date of termination of employment was October 31, 2025. The market price of our common stock on October 31, 2025 was $8.95 per share.
(3)

The value of the restricted stock units and performance stock units on October 31, 2025 is based on the 1,347 restricted stock units. In the “Following Change in Control of the Company” column, the value of the restricted stock units and performance stock units on October 31, 2025 is based on the 16,540 restricted stock units and 12,500 performance stock units that had not vested as of October 31, 2025 at $8.95 per share.

(4)

In the event Mr. Achanta’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to his annual base salary and initial target annual incentive award opportunity. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for a severance payment equal to his annual base salary and initial target annual incentive award opportunity.

(5)

Mr. Achanta is eligible to receive payment of continued health insurance for a period of twelve months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2025.

CEO Pay Ratio

CEO Pay Ratio — 31:1

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). Our Company’s PEO is Mr. Jason Few. The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.

The Compensation and Leadership Development Committee believes its compensation philosophy and program must be fair, competitive and internally equitable to motivate our executives to perform in ways that enhance stockholder value. As a result of the rules under the Dodd-Frank Act, the Compensation and Leadership Development Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.

68	2026 Proxy Statement

To identify our median employee in fiscal year 2025, we calculated the annual target total direct compensation for fiscal year 2025 of each employee as of October 31, 2025 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). For these purposes, annual target total direct compensation included each employee’s (a) base salary for the fiscal year, (b) target cash incentive opportunity and (c) the grant date value of equity awards received during the fiscal year. We selected this “consistently applied compensation measure”, or CACM, because it reflects our primary compensation elements across our employee population. All amounts were annualized for permanent employees who did not work for the entire fiscal year. We did not apply any cost-of-living adjustment as part of the calculation. Further, in identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable exchange rate as of October 31, 2025. To identify our median compensated employee for fiscal year 2025, we: (i) calculated the annual target total direct compensation described above for each of our employees, (ii) ranked all of our employees (other than the CEO) by such compensation from lowest to highest and (iii) identified the employee who ranked number 212 on the list of 424 employees. We then calculated the annual fiscal year 2025 total compensation for our median compensated employee using the same methodology used for our CEO as set forth in the Fiscal Year 2025 Summary Compensation Table.

Next, in accordance with the rules set forth in Item 402(u) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we calculated the median employee’s annual total compensation for fiscal year 2025 in the same manner as the CEO’s annual total compensation was calculated in the Fiscal Year 2025 Summary Compensation Table. Our median employee’s annual total compensation for fiscal year 2025 was $88,005. Our CEO’s annual total compensation, as reported in the Fiscal Year 2025 Summary Compensation Table, was $2,752,725. Therefore, our CEO Pay Ratio for 2025 was approximately 31 to 1.

2026 Proxy Statement	69

Pay Versus Performance Disclosure

In 2022, the SEC adopted rules requiring us to disclose information that compares our NEO compensation to our prescribed financial performance measures. The table below sets forth our pay versus performance disclosure in accordance with Item 402(v) of Regulation S-K. The Compensation and Leadership Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100
					Investment Based On:
			Average
			Summary	Average				(Company
	Summary		Compensation	Compensation				Selected
Fiscal	Compensation	Compensation	Table Total for	Actually Paid to		Peer		Measure)
Year	Table Total for	Actually Paid to	Non-PEO NEOs	Non-PEO NEOs	Company	Group TSR	Net Loss ($in	Revenue ($)
(a)	PEO ($)(b)	PEO ($)(b)(c)	($)(d)	($)(d)(e)	TSR ($)(f)	($)(g)	millions) (h)	(i)
2025	2,752,725	2,373,242	1,114,449	970,262	15	75	(191,372)	158,162
2024	4,165,643	817,719	1,400,560	562,259	17	45	(156,778)	112,132
2023	4,811,321	1,442,474	1,421,886	660,598	55	49	(108,056)	123,394
2022	2,458,801	(3,687,206)	1,393,423	581,404	156	110	(147,232)	130,484
2021	3,585,248	11,728,338	1,235,462	2,386,582	400	219	(101,025)	69,585

(a)	This statement includes five fiscal years (2021, 2022, 2023, 2024 and 2025).
(b)	The principal executive officer (“PEO”) is Jason Few for all years shown.
(c)

Compensation actually paid (“CAP”) to our PEO reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Fiscal Year	2021	2022	2023	2024	2025
Summary Compensation Table (“SCT”) Total Compensation ($)	3,585,248	2,458,801	4,811,321	4,165,643	2,752,725
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(2,641,264)	(1,306,250)	(3,732,622)	(3,020,681)	(1,420,380)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	4,073,169	434,375	900,689	602,364	1,284,586
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	6,657,887	(1,833,203)	(142,382)	(483,437)	(195,837)
Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	—	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	53,298	(3,440,929)	(394,532)	(446,170)	(47,853)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—		—
Compensation Actually Paid ($)	11,728,338	(3,687,206)	1,442,474	817,719	2,373,242

(d)

The following Non-PEO NEOs are included in the average figures shown: 2021 includes Mr. Bishop, Mr. Dolger, Mr. Lisowski, Anthony Leo (the Company’s former Executive Vice President and Chief Technology Officer) and Jennifer Arasimowicz (the Company’s former Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary) and for 2022, 2023 and 2024 includes Mr. Bishop, Mr. Dolger, Mr. Lisowski, and Mr. Feasel. For 2025, the average includes Mr. Bishop, Mr. Dolger, Mr. Lisowski, Mr. Feasel, and Mr. Achanta.

(e)

CAP to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates.

Fiscal Year	2021	2022	2023	2024	2025
Non-PEO NEOs	See column (d) note above	See column (d) note above	See column (d) note above	See column (d) note above	See column (d) note above
Average SCT Total Compensation ($)	1,235,462	1,393,423	1,421,886	1,400,560	1,114,449
Less: Average Stock and Option Award Values Reported in SCT for the Covered Year ($)	(654,102)	(697,361)	(799,382)	(777,430)	(382,329)
Plus: Average Fair Value for Stock and Option Awards Granted in the Covered Year ($)	939,440	256,623	187,271	155,030	292,893
Average Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	777,820	(336,736)	(87,520)	(103,535)	(45,403)
Average Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—	—	—	—	—
Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	87,963	(34,544)	(61,657)	(112,366)	(9,348)
Less: Average Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—	—
Average Compensation Actually Paid ($)	2,386,582	581,404	660,598	562,259	970,262

(f)	Represents our TSR calculated from October 31, 2020 for the measurement periods ending October 31 of each of 2021, 2022, 2023, 2024 and 2025, respectively.

70	2026 Proxy Statement

(g)

The peer group used to calculate Peer Group TSR in column (g) is our 2025 primary compensation peer group as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement. TSR is based on the value of an initial fixed investment of $100 as of October 31, 2020 and is weighted for the market capitalization of each peer company in each applicable year.

The peer group used in the prior year was from the NASDAQ Clean Edge Green Energy Total Return Index and the total TSR for the periods ending on October 31, 2021, 2022, 2023, 2024 and 2025, based on the value of an initial fixed investment of $100 in the index as of October 31, 2020, was $164, $120, $71, $72 and $100, respectively. The peer group change was made for the disclosure in this year’s proxy statement because we believe that the compensation peer group provides a more accurate benchmark for performance compared to the published index previously used.
(h)

Reflects “Net Loss” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the years ended October 31, 2021, 2022, 2023, 2024 and 2025. Altus Power was excluded from this calculation because the company was acquired in April 2025.

(i)

The Company-selected measure is “Revenue” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the years ended October 31, 2021, 2022, 2023, 2024 and 2025.

Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in fiscal years 2021, 2022, 2023, 2024 and 2025 to (1) our TSR and the TSR of the Peer Group, (2) our net loss and (3) our revenue.

2026 Proxy Statement	71

Most Important Measures to Determine Fiscal Year 2025 Compensation Actually Paid

As described in greater detail in the section above entitled “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected to incentivize our NEOs. The four operating performance measures listed below represent the most important metrics we used to link CAP to financial performance for fiscal year 2025, as further described in the section above entitled “Compensation Discussion and Analysis”.

Most Important Performance Measures

1.  Total Revenue

2.  Order Bookings

3.  Total Unrestricted Cash

4.  Adjusted EBITDA

72	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 11, 2026, with respect to: (a) each of our Directors and Director nominees; (b) each of our named executive officers identified in the Fiscal Year 2025 Summary Compensation Table on page 60 of this Proxy Statement (also referred to herein as NEOs); (c) all of our Directors and current executive officers as a group; and (d) the stockholders known to us who beneficially own more than 5% of the outstanding common stock of the Company.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 52,947,032 shares of common stock outstanding on February 11, 2026. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 11, 2026 and shares of common stock issuable upon the vesting of RSUs within 60 days of February 11, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (“*”).

2026 Proxy Statement	73

Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

		Number of Shares	Percentage
Name	Position	Beneficially Owned(1)	Beneficially Owned
Directors and Named Executive Officers
Jason Few	President, Chief Executive Officer and Director	71,648	*
Michael S. Bishop	Executive Vice President, Chief Financial Officer and Treasurer	21,560	*
Shankar Achanta	Executive Vice President, Chief Product and Technology Officer	6,090	*
Joshua Dolger	Former Executive Vice President, General Counsel and Corporate Secretary	11,751	*
Michael J. Lisowski	Former Executive Vice President, Strategic Partnerships	—	*
Mark Feasel	Former Executive Vice President and Chief Commercial Officer	—	*
James H. England(2)	Director	247	*
Matthew F. Hilzinger(3)	Director	—	*
Natica von Althann(4)	Director	128	*
Cynthia Hansen(5)	Director	618	*
Donna Sims Wilson(6)	Director	271	*
Betsy Bingham(7)	Director	8,608	*
Tyrone Michael Jordan(8)	Director	—	*
ALL DIRECTORS AND CURRENT EXECUTIVE OFFICERS AS A GROUP (11 PERSONS)	—	109,170	*
Greater than 5% Stockholders
Legal & General Ltd.(9)	—	2,893,183	5.46%

*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2)

Mr. England’s shareholdings include options to purchase 238 shares of common stock, which are currently exercisable. His shareholdings as reported do not include 33,481 vested deferred shares of common stock and 7,830 vested deferred stock units.

(3)

Mr. Hilzinger’s shareholdings include options to purchase nine shares of common stock, which are currently exercisable. His shareholdings do not include 440 vested deferred shares of common stock and 7,830 vested deferred stock units.

(4)

Ms. von Althann’s shareholdings include options to purchase nine shares of common stock, which are currently exercisable. Her shareholdings do not include 2,881 vested deferred shares of common stock and 7,142 vested deferred stock units.

(5)

Ms. Hansen shares voting and dispositive power with her spouse with respect to all 618 shares. Her shareholdings do not include 13,529 vested deferred shares of common stock and 5,441 vested deferred stock units.

(6)	Ms. Wilson’s shareholdings do not include 5,441 vested deferred stock units.
(7)	Ms. Bingham's shareholdings do not include 791 vested deferred shares of common stock and 550 vested deferred stock units.
(8)	Mr. Jordan's shareholdings do not include 4,124 vested deferred stock units.
(9)

The number of shares beneficially owned is as of December 31, 2025, as reported by Legal & General Group Plc (“Legal & General”), Legal & General Investment Management Ltd. (“LGIM”), LGIM Managers (Europe) Limited (“LGIM Europe”) and Legal & General UCITS ETF Plc (“UCITS”) in the Schedule 13G filed with the SEC on February 11, 2026. The address for Legal & General and LGIM is One Coleman Street, London, EC2R 5AA, United Kingdom and the address for LGIM Europe and UCITS is 70 Sir John Rogersons Quay, Dublin 2, Ireland. Legal & General and LGIM have shared power to vote or direct the vote and shared power to dispose or to direct the disposition of all of the shares reported in the table above. LGIM Europe and UCITS have shared power to vote or direct the vote and shared power to dispose or to direct the disposition with respect to 2,165,358 shares.

74	2026 Proxy Statement

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, Directors and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2025 were made on a timely basis, except that a Form 4 for a transaction occurring on April 15, 2025 was filed on April 23, 2025 on behalf of Ms. Bingham.

2026 Proxy Statement	75

Certain Relationships and Related Transactions

The Audit, Finance and Risk Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which:

(a)	the aggregate amount involved exceeds or will or may be expected to exceed $120,000;
(b)	the Company is a participant; and
(c)	any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a less than 10% beneficial owner of another entity).

A “Related Person” is any (a) person who is an executive officer, Director or nominee for election as a Director of FuelCell Energy, (b) greater than 5% beneficial owner of our outstanding common stock or (c) Immediate Family Member of any of the foregoing.

An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of a person.

We do not have written policies or procedures for related person transactions but rely on the Audit, Finance and Risk Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.

76	2026 Proxy Statement

Audit, Finance and Risk Committee Report

During fiscal year 2025, the Audit, Finance and Risk Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.

In performing its responsibilities, the Audit, Finance and Risk Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended October 31, 2025. The Audit, Finance and Risk Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) (including the matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees) and the U.S. Securities and Exchange Commission.

Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit, Finance and Risk Committee concerning independence, the Audit, Finance and Risk Committee received the written disclosures and the letter from the independent registered public accounting firm required by such requirements and discussed with the auditors their independence and the compatibility of the non - audit services provided with maintaining the firm's independence. The Audit, Finance and Risk Committee has concluded that KPMG LLP is independent.

Based on the review and discussions noted above, the Audit, Finance and Risk Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and be filed with the U.S. Securities and Exchange Commission.

Submitted by:
Audit, Finance and Risk Committee Matthew F. Hilzinger (Chair) Natica von Althann Cynthia Hansen Donna Sims Wilson Betsy Bingham

2026 Proxy Statement	77

Independent Registered Public Accounting Firm Fees

KPMG LLP

	Fiscal Year	Fiscal Year
	2025 ($)	2024 ($)(1)
Audit Fees	2,539,437	2,379,400
Audit-Related Fees	24,098	100,000
Tax Fees	—	20,000
All Other Fees	—	—
TOTAL	2,563,535	2,499,400

(1)	Certain fiscal year 2024 amounts were revised and also reclassified to conform to current year presentation.

Audit Fees

Audit fees relate to services rendered for the audit of the Company’s annual consolidated financial statements and effectiveness of internal controls over financial reporting, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q and services provided in connection with statutory and regulatory filings or engagements. The amount shown for fiscal years 2025 and 2024 included $23,437 and $14,900 of out-of-pocket expenses, respectively.

Audit-Related Fees

Audit-related fees relate to accounting advisory services rendered.

Tax Fees

Tax fees relate to tax compliance services rendered.

Audit, Finance and Risk Committee Pre-approval Policy

All services to be performed for the Company by KPMG LLP must be pre-approved by the Audit, Finance and Risk Committee or a designated member of the committee as set forth in its charter. All services provided by KPMG LLP in fiscal year 2025 were properly pre-approved by the Audit, Finance and Risk Committee.

Annual Independence Determination

The Audit, Finance and Risk Committee has determined that the provision by KPMG LLP of non-audit services to the Company in fiscal year 2025 is compatible with KPMG LLP’s maintaining its independence.

78	2026 Proxy Statement

Proposal 3

Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending October 31, 2026

The Audit, Finance and Risk Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026 and is requesting ratification by the stockholders of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2025 and has served as our independent registered public accounting firm since 1995.

KPMG LLP representatives are expected to attend the virtual Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

The Audit, Finance and Risk Committee of the Board considered a number of factors in determining whether to re-engage KPMG LLP as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent registered public accounting firms.

The Board and the Audit, Finance and Risk Committee believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Accordingly, we are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2026. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP, the Audit, Finance and Risk Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the 2027 fiscal year. In addition, if stockholders ratify the selection of KPMG LLP, the Audit, Finance and Risk Committee may nevertheless periodically request proposals from other independent registered public accounting firms and as a result of such process may select KPMG LLP or another firm as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2026.

2026 Proxy Statement	79

Proposal 4

Amendment and Restatement of the Fifth Amended and Restated 2018 Omnibus Incentive Plan

General Description of Proposal

The Board is asking stockholders to approve the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan (as previously amended and restated, the “Plan”), including the authority to issue 3,000,000 additional shares of our common stock (the “Shares”) under the Plan. On February 13, 2026, the Board approved the amendment and restatement of the Plan (the "Sixth Amended and Restated Plan"), subject to stockholder approval of the Sixth Amended and Restated Plan at the Annual Meeting.

The additional Shares would include a total of 1,515,551 Shares to be reserved for settlement of certain awards made in November 2025, specifically 1,039,212 Shares to be reserved for settlement of performance stock units (assuming maximum performance) and 476,339 Shares to be reserved for settlement of restricted stock units awarded to our NEOs and certain of our non-executive employees, all of which are contingent upon stockholder approval of this Proposal 4 at the Annual Meeting (collectively, the “Contingent Stock Units”). Absent stockholder approval of this Proposal 4, to the extent that there are insufficient shares available under the Plan, these awards will be settled in cash. The contingent restricted stock units will vest over three years, with one-third vesting on each anniversary of the date of grant. The contingent performance stock units (the “2026 Absolute TSR PSUs”) have three separate tranches, with 33% weighting towards one-year total stockholder return (“TSR”) from November 1, 2025 through October 31, 2026, 33% weighting towards two-year TSR from November 1, 2025 through October 31, 2027 and 34% weighting towards three-year TSR from November 1, 2025 through October 31, 2028. Once performance is certified for each tranche, a corresponding number of 2026 Absolute TSR PSUs become eligible to vest based on continued service through November 28, 2028 (subject to limited exceptions), at which time awards—to the extent that both the absolute TSR and service vesting requirements have been met—will vest. The performance measure for these contingent performance stock units is Absolute TSR. The 1,039,212 shares reserved for settlement of the contingent performance stock units represent the absolute maximum number of performance shares that may be earned under the contingent performance stock units and represent 235% of the number of performance shares that would be earned for achieving target performance goals.

The purpose of the Sixth Amended and Restated Plan is to promote the best interests of the Company and our stockholders by providing key employees, consultants and non-employee Directors with an opportunity to acquire Shares or receive monetary payments. We believe equity is a critical tool for attracting, retaining and rewarding those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success, and aligning their interests with those of our stockholders. We believe that providing at-risk, equity-based compensation is a fundamental component of our compensation program, is essential to creating compensation opportunities that are competitive relative to market levels and aligns incentives with our stockholders’ interests in a manner that promotes long term performance. In addition, by encouraging stock ownership by non-employee Directors, we seek to attract and retain highly competent Board members and to provide a further incentive to serve as a Director.

80	2026 Proxy Statement

The following table provides information regarding, as of February 11, 2026, (1) the number of Shares available for future grants under the Plan (no Shares are available for future grants under any other plan), (2) the number of Shares subject to outstanding awards under the Plan and our other equity-based plans, and (3) the additional Shares for which approval is being sought in this Proposal 4.

	Number of Shares	Dilution(1)
Shares Available for Future Awards under Equity-Based Plans Prior to Amendment of Plan/Approval of Proposal 4	420,000	0.8%
Shares Subject to Outstanding Stock Options (2)	505	0.0%
Weighted average exercise price: $802.56
Weighted average remaining term: 1.3 Years
Outstanding Time-Vesting Restricted Stock Units (“RSUs”)	962,051	1.8%
Shares Subject to Outstanding Performance Stock Units (“PSUs”)(3)	223,777	0.4%
Shares Subject to Outstanding Contingent PSUs(4)	442,218	0.8%
Shares Subject to Outstanding Contingent Time-Vesting RSUs(5)	476,339	0.9%
Total Shares Subject to Outstanding RSUs and PSUs	2,104,385	2.2%
Proposed Additional Shares Available for Future Awards under the Sixth Amended and Restated Plan(6)	1,260,672	2.4%
Total Available, Outstanding and Proposed Additional Shares(7)	3,785,562	7.1%

(1)	Basic dilution calculated by dividing the number of shares by the total number of common shares outstanding as of February 11, 2026.
(2)

Includes 354 Shares issuable upon exercise of stock options that remain outstanding under our 2010 Equity Incentive Plan and 151 Shares issuable upon exercise of stock options that remain outstanding under the Plan.

(3)

Number of PSUs assuming 100% of target performance. Does not include the additional 223,777 Shares that would be issuable if maximum performance of 200% is achieved for PSUs granted in fiscal years 2024 and 2025 (consisting of 78,935 and 144,842 shares, respectively). If the performance achieved with respect to the PSUs granted in fiscal year 2025 (the “2025 PSUs) is such that the number of 2025 PSUs earned exceeds the number of shares then available under the Plan, then the excess will be settled in cash rather than in shares.

(4)

Number of 2026 Absolute TSR PSUs assuming 100% of target performance. Does not include the additional 596,994 Shares that would be issuable if maximum performance of 235% is achieved for 2026 Absolute TSR PSUs. The settlement of these awards (whether at target, maximum, or in between) in shares of common stock will be contingent upon stockholder approval of this Proposal 4 at the Annual Meeting. Absent stockholder approval of this Proposal 4, to the extent that there are insufficient shares available under the Plan, these awards will be settled in cash.

(5)

For the RSUs issued in November 2025 (as Contingent Stock Units), the settlement of the awards in shares of common stock will be contingent upon stockholder approval of this Proposal 4 at the Annual Meeting. Absent stockholder approval of this Proposal 4, to the extent that there are insufficient shares available under the Plan, these awards will be settled in cash.

(6)

Represents 3,000,000 additional Shares requested under this Proposal 4 less 223,777 Shares to be reserved for settlement of outstanding PSUs granted in fiscal years 2024 and 2025 at 200% maximum performance, 442,218 Shares to be reserved for settlement of outstanding 2026 Absolute TSR PSUs at 100% target performance, 596,994 Shares to be reserved for settlement of outstanding 2026 Absolute TSR PSUs at 235% maximum performance and 476,339 Shares to be reserved for settlement of outstanding contingent time-vesting RSUs.

(7)

This total is the sum of the following items from this table (i) Shares Available for Future Awards under Equity-Based Plans Prior to Amendment of Plan/Approval of Proposal 4 of 420,000, (ii) Shares Subject to Outstanding Stock Options of 505, (iii)Total Shares Subject to Outstanding RSUs and PSUs of 2,104,385, and (iv) Proposed Additional Shares Available for Future Awards under the Sixth Amended and Restated Plan of 1,260,672.

The Board believes that this potential equity dilution if the Sixth Amended and Restated Plan is approved constitutes reasonable potential equity dilution.

If the Sixth Amended and Restated Plan is approved, it would bring the total number of Shares available for future grants to 3,420,000, based on the 420,000 shares remaining available for future grants under the Plan as of February 11, 2026, and the total number of shares authorized to be issued under the Sixth Amended and Restated Plan to 5,194,444. The total number of Shares available for future grants will be reduced by the 1,515,551 Shares to be reserved for settlement of the Contingent Stock Units and the 223,777 Shares to be reserved for settlement of the 2024 and 2025 PSUs at 200% maximum performance (although a portion of those shares may remain available for issuance under the Sixth Amended and Restated Plan depending on the actual number of shares needed to settle such awards).

If the Sixth Amended and Restated Plan is not approved at the Annual Meeting, then the Plan will remain in effect in accordance with its existing terms. However, a portion of the 2025 PSUs will be settled in cash in lieu of shares if actual performance achieved with respect to the 2025 PSUs is such that the number of PSUs earned exceeds the number of shares then available under the Plan and the Contingent Stock Units will be settled in cash in lieu of shares to the extent that there are insufficient shares available under the Plan. In addition, there will be insufficient shares available under the Plan to make annual or retention awards to executives, key employees and non-employee Directors in the coming years. In this event, the Compensation and Leadership Development Committee would be

2026 Proxy Statement	81

required to pay long-term incentives in cash rather than shares, modify its compensation philosophy and devise other programs to attract, retain and compensate its executives, key employees and non-employee Directors.

The original Plan was approved by the Company’s stockholders on April 5, 2018 and became effective on that date. The first amendment and restatement of the Plan was approved by the Company’s stockholders on May 8, 2020 and became effective on that date. The second amendment and restatement of the Plan was approved by the Company’s stockholders on April 8, 2021 and became effective on that date. The third amendment and restatement of the Plan was approved by the Company’s stockholders on May 22, 2023 and became effective on that date. The fourth amendment and restatement of the Plan was approved by the Company’s stockholders on April 4, 2024 and became effective on that date. The fifth amendment and restatement of the Plan was approved by the Company’s stockholders on April 17, 2025 and became effective on that date. The Plan includes, and the Sixth Amended and Restated Plan would continue to include, provisions designed to protect stockholder interests and promote effective corporate governance including:

●	The number of shares available for issuance does not increase based upon the number of outstanding shares of common stock on an “evergreen” basis;
●	Stock options and stock appreciation rights may not be priced at less than the fair market value of common stock on the grant date;
●	Certain limits on annual awards to non-employee Directors;
●	Re-pricing of stock options and stock appreciation rights is prohibited and any such action would require stockholder approval;
●	A minimum vesting period of one year for all awards (other than awards with respect to 5% of the total Share reserve);
●	Material amendments require stockholder approval; and
●	Administration by an independent committee of our Board of Directors.

If the Sixth Amended and Restated Plan is approved by our stockholders, the Sixth Amended and Restated Plan will become effective on April 2, 2026 (or on such other date as it is approved by our stockholders) (the “Effective Date”), and we would plan to register the additional 3,000,000 shares reserved under the Sixth Amended and Restated Plan on a Registration Statement on Form S-8.

Historical Equity Granting Practices and Voting Power Dilution

In determining the number of shares to authorize for issuance under the Sixth Amended and Restated Plan, the Board considered, among other factors, historical amounts of equity awards granted and potential future grants over the next several years. As set forth in the table below, our three-year average “burn rate” is 1.82% for fiscal years 2023 through 2025. For purposes of calculating the burn rate, performance stock units are counted in the year in which the units are earned and vested.

	2025	2024	2023
Weighted Average Shares of Common Stock Outstanding	25,743,252	16,505,257	13,991,593
Stock Awards Granted to Directors	33,666	6,651	3,454
Restricted Stock Units Granted	507,685	313,883	151,274
Performance Stock Units Earned and Vested	2,830	19,149	26,401
Annual Burn Rate	2.11%	2.06%	1.29%
Three-Year Average Burn Rate		1.82%

In the years 2025, 2024 and 2023, the Company granted 186,507, 109,146 and 37,498 PSUs, respectively. Please refer to the section entitled “Long-Term Incentive Compensation” on page 55 section of this Proxy Statement for additional information regarding the terms of these grants.

Summary of the Material Provisions of the Sixth Amended and Restated Plan

A summary description of the material terms of the Sixth Amended and Restated Plan follows below. The summary description is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Plan, which is attached to this Proxy Statement as Annex B. Any inconsistencies between this summary and the text of the Sixth Amended and Restated Plan will be governed by the text of the Sixth Amended and Restated Plan. The closing price of a share of our common stock on the Nasdaq Global Market on February 11, 2026 was $7.39.

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Purpose

The two complementary purposes of the Sixth Amended and Restated Plan are to help us attract and retain our executives and other key employees, Directors, consultants and advisors and to increase stockholder value. The Sixth Amended and Restated Plan accomplishes these purposes by offering participants the opportunity to acquire Shares, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that the Sixth Amended and Restated Plan provides.

Eligible Participants

The Compensation and Leadership Development Committee or its delegates, as applicable, may grant awards to key employees of the Company or its affiliates and non-employee Directors of the Board. Based on employment levels as of January 31, 2026, approximately 437 employees and seven non-employee Directors would be eligible to participate in the Sixth Amended and Restated Plan, although the number of individuals who are selected to participate in the Sixth Amended and Restated Plan may vary from year to year.

Available Shares

Subject to the adjustment provisions included in the Sixth Amended and Restated Plan, a total of 5,194,444 Shares will be authorized for awards granted under the Sixth Amended and Restated Plan as of the date of stockholder approval. This would represent an increase of 3,000,000 Shares from the number of Shares previously reserved under the Plan. The limit on the number of Shares that may be issued upon the exercise of “incentive stock options” (within the meaning of Section 422 of the Code) is (and will remain under the Sixth Amended and Restated Plan) 61,111 Shares. This reserve will be reduced by one Share for every one Share that is subject to an award granted under the Sixth Amended and Restated Plan, including stock options, stock appreciation rights and any full-value awards, such as restricted stock, restricted stock units or performance share grants.

In general, if an award granted under the Sixth Amended and Restated Plan lapses, expires, terminates or is cancelled without the issuance of Shares under the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the Sixth Amended and Restated Plan that all or some portion of the Shares with respect to which the award was granted will not be issuable, or that other compensation with respect to Shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; Shares are forfeited under an award; an award is actually settled in cash; or Shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the Shares; then in each and every case such Shares again become available for issuance under the Sixth Amended and Restated Plan.

Award Limits

If the Sixth Amended and Restated Plan is approved by our stockholders, then the limit on the aggregate grant date fair value (determined in accordance with generally accepted accounting principles) of all awards granted to any non-employee Director in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, will remain $250,000. This limit is doubled in the first year in which an individual serves as a non-employee Director.

Plan Administration

The Sixth Amended and Restated Plan is administered by the Compensation and Leadership Development Committee, our Board or another committee (we refer to the applicable committee or our Board, as the case may be, as the “administrator”). The administrator has full discretionary authority to administer the Sixth Amended and Restated Plan, including but not limited to the authority to: (i) interpret the provisions of the Sixth Amended and Restated Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Sixth Amended and Restated Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Sixth Amended and Restated Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the Sixth Amended and Restated Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the Sixth Amended and Restated Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.

Our Board may delegate some or all of its authority under the Sixth Amended and Restated Plan to a committee of the Board, and the Compensation and Leadership Development Committee may delegate some or all of its authority under the Sixth Amended and Restated Plan to one or more of our officers, subject in each case to certain limitations specified in the Sixth Amended and Restated Plan.

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Adjustments

Under the terms of the Sixth Amended and Restated Plan, if:

●	We are involved in a merger or other transaction in which our common stock is changed or exchanged;
●	We subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property;
●	We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or
●	Any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Sixth Amended and Restated Plan; then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Sixth Amended and Restated Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the Sixth Amended and Restated Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and the performance goals of an award.

In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, combination, reorganization, or similar corporate transaction or event, substitute, on an equitable basis, the number and kind of shares of stock, other securities, cash or other property holders of Shares are otherwise entitled to in the transaction.

Change of Control

Under the terms of the Sixth Amended and Restated Plan, if there is a change of control of the Company, then, the following will apply:

If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, then some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity. If applicable, each award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control. Upon the participant’s termination of employment by the Surviving Entity without cause, or by the participant for good reason (as defined in any employment, retention or similar agreement), in either case within 24 months following the change of control, all of the participant’s awards that are in effect as of the date of such termination will be vested in full or deemed earned in full (assuming the target performance goals provided under such award were met, if applicable) effective on the date of such termination.

To the extent the Surviving Entity in the change of control transaction does not assume the awards or issue replacement awards as provided in the preceding paragraph:

i.	Options and stock appreciation rights will become exercisable, and we may cancel them for a cash payment (including a payment of zero, if applicable).
ii.	Unvested restricted stock and restricted stock units will fully vest.
iii.	All performance-based awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the period that has elapsed from the beginning of the relevant performance period to the date of the change of control, as if the performance goals are attained as of the effective date of the change of control at the greater of target or actual performance for the period through the date of the change of control, whichever results in the greater amount.
iv.	Each holder of an incentive award, performance share and/or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the incentive award, performance share and/or performance unit so earned.
v.	Dividend equivalent units will be paid out on a pro rata basis.
vi.	Each holder of any type of award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the award as of the date of the change of control.

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The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Sixth Amended and Restated Plan means the occurrence of any one of the following:

●	Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of our then outstanding securities;
●	Consummation of a merger or consolidation with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;
●	The Company dissolves and liquidates substantially all of its assets; or
●	At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the original effective date of the Plan, constituted our Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Sixth Amended and Restated Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any of our affiliates or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Sixth Amended and Restated Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Types of Awards

The Sixth Amended and Restated Plan authorizes grants of a variety of awards described below. The Compensation and Leadership Development Committee may grant options to any participant it selects, and determines the terms and conditions of each award at the time of grant, subject to the limitations set forth in the Sixth Amended and Restated Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.

Options

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. A stock option gives the participant the right to purchase Shares at a fixed price, called the “option price”, after the vesting conditions of the option are met and prior to the date the option expires or terminates. The administrator fixes the option price per Share, which may not be less than the fair market value (as defined under the Sixth Amended and Restated Plan) of the common stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.

Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original

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options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the common stock in exchange for cash or other securities.

The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

Stock Appreciation Rights

The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock (called the “grant price”) during a specified period of time. The Sixth Amended and Restated Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.

Performance and Stock Awards

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of common stock. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of common stock, or in a combination of the two.

Incentive Awards

The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividend Equivalent Units

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

Other Stock-Based Awards

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include unrestricted Shares, which may be awarded, without limitation

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(except as provided in the Sixth Amended and Restated Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Shares from us. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates.

Non-Transferability of Awards

No award under the Sixth Amended and Restated Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may designate a beneficiary, transfer an award to a former spouse pursuant to a domestic relations order or transfer without consideration therefor.

Recoupment of Awards

All awards granted under the Sixth Amended and Restated Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Sixth Amended and Restated Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the Sixth Amended and Restated Plan in a foreign country will not affect the terms of the Sixth Amended and Restated Plan for any other country.

Term

Awards may be granted under the Sixth Amended and Restated Plan from time to time until the Sixth Amended and Restated Plan is discontinued or terminated by the Board. No award may be granted under the Sixth Amended and Restated Plan after the 10th anniversary of the approval of the Sixth Amended and Restated Plan by stockholders at the Annual Meeting, but awards granted prior to such date may extend beyond that date.

Amendments and Termination

The Board or the administrator may amend, discontinue or terminate the Sixth Amended and Restated Plan at any time, except:

●	Our Board must approve any amendment to the Sixth Amended and Restated Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;
●	Stockholders must approve any amendment to the Sixth Amended and Restated Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded or any other applicable law; and
●	Stockholders must approve any amendment to the Sixth Amended and Restated Plan that materially increases the number of shares of common stock reserved under the Sixth Amended and Restated Plan, the incentive stock option award limits or the per participant award limitations set forth in the Sixth Amended and Restated Plan, that shortens the minimum vesting requirements under the Sixth Amended and Restated Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

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The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Sixth Amended and Restated Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded, to the extent the administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company or to the extent the administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the administrator to terminate or modify the Sixth Amended and Restated Plan or awards will extend beyond the termination date of the Sixth Amended and Restated Plan. In addition, termination of the Sixth Amended and Restated Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Sixth Amended and Restated Plan except as they may lapse or be terminated by their own terms and conditions.

New Plan Benefits

As described under the heading “General Description of Proposal,” the additional Shares for which approval is being sought would include a total of 1,515,551 Shares to be reserved for settlement of certain awards made in November 2025, specifically 1,039,212 Shares to be reserved for settlement of performance stock units (assuming maximum performance) and 476,339 Shares to be reserved for settlement of restricted stock units awarded to our NEOs and certain of our non-executive employees, all of which are contingent upon stockholder approval of this Proposal 4 at the Annual Meeting. In addition, up to 144,842 shares would be issuable under outstanding 2025 PSUs to the extent performance between target and 200% maximum performance is achieved, but the settlement of such awards in Shares is contingent upon stockholder approval of this Proposal 4 at the Annual Meeting. Absent stockholder approval of this Proposal 4, to the extent that there are insufficient shares available under the Plan, these awards will be settled in cash. If the Sixth Amended and Restated Plan is approved by our stockholders, then such cash settlement should be unnecessary because sufficient shares will be available even if maximum performance is achieved. The approximate number of shares to be issued upon settlement of these awards (assuming maximum performance) is shown in the following table.

Sixth Amended and Restated Plan

Name and Position	Dollar value ($)	Number of Units(1)
Jason Few,	N/A	432,678
President and Chief Executive Officer
Michael S. Bishop	N/A	198,811
Executive Vice President, Chief Financial Officer and Treasurer
Shankar Achanta		133,558
Executive Vice President, Chief Product and Technology Officer
Joshua Dolger	N/A	45,366
Former Executive Vice President, General Counsel and Corporate Secretary
Michael J. Lisowski	N/A	1,852
Former Executive Vice President, Strategic Partnerships
Mark Feasel	N/A	—
Former Executive Vice President and Chief Commercial Officer
Executive Group - Total(2)	N/A	812,265
Non-Executive Officer Employee Group(3)	N/A	848,128

(1)	The maximum number of 2025 PSUs that may be earned based on performance is 200% of the target amount. The maximum number of 2026 Absolute TSR PSUs that may be earned based on performance is 235% of the target amount.
(2)	Includes all NEOs named above.
(3)	Includes the 165,078 Shares reserved for settlement of awards made to our new Executive Vice President, General Counsel, and Corporate Secretary in January 2026.

All awards granted under the Sixth Amended and Restated Plan are made at the discretion of the Compensation and Leadership Development Committee or the Board and, except for the awards disclosed above, the benefits and amounts that will be received or allocated under the Sixth Amended and Restated Plan are not determinable at this time.

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Equity Compensation Plan Information

The following table sets forth information with respect to the Company’s equity compensation plans as of the end of the fiscal year ended October 31, 2025.

			Number of securities
	Number of Common	Weighted-average	remaining available for
	Shares to be issued upon	exercise price of	future issuance under
	exercise of outstanding	outstanding options and	equity compensation
Plan Category	options and rights	rights	plans
Equity compensation plans approved by security holders:
Equity incentive plans(1)	505	$802.56	938,706
Employee stock purchase plan	—	—	2,124
Total	505	$802.56	940,830

(1)	Includes the Company’s 2018 Omnibus Incentive Plan, as amended and restated.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Sixth Amended and Restated Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Sixth Amended and Restated Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors regarding all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Sixth Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the Sixth Amended and Restated Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

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Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Sixth Amended and Restated Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.

We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid, and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income, and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Sixth Amended and Restated Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

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Section 162(m) Limit on Deductibility of Compensation

Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee”, generally including our named executive officers, to $1,000,000 per year per individual.

Code Section 409A

We do not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any award intended to comply with Code Section 409A or Code Section 422 shall so comply or (iii) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Vote Required

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes on the matter in person (by attending the virtual Annual Meeting and voting online) or by proxy at the Annual Meeting. This proposal is a “non-routine” matter under New York Stock Exchange (“NYSE”) Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUELCELL ENERGY, INC. FIFTH AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN.

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Proposal 5

Amendment and Restatement of the 2018 Employee Stock Purchase Plan , as amended and restated

General Description of Proposal

The Board is asking stockholders to approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated (as amended and restated to date, the “ESPP”), including the authority to issue an additional 300,000 shares of our common stock under the ESPP. On February 13, 2026, the Board approved the amendment and restatement of the ESPP (the “Amended ESPP”), subject to stockholder approval of the Amended ESPP at the Annual Meeting. If this proposal is approved, the Amended ESPP will be effective as of the date of such approval at the Annual Meeting.

Through voluntary participation in an Amended ESPP satisfying the requirements of Section 423 of the Code, an employee subject to U.S. tax law may purchase shares of stock of his or her employer at a discount from the fair market value of those shares and, if certain holding period requirements are met, receive preferred tax treatment upon sale of such shares.

The Board believes the Amended ESPP is an important part of the Company’s overall compensation program, as the Amended ESPP is intended to improve the Company’s ability to attract, retain and motivate eligible employees, and further align the interests of eligible employees with those of our stockholders.

The Board is seeking stockholder approval of the Amended ESPP to satisfy requirements of Sections 421 and 423 of the Code, as the Company intends for the Amended ESPP to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Summary of the Material Provisions of the Amended ESPP

A summary description of the material terms of the Amended ESPP follows below. The summary description is qualified in its entirety by reference to the full text of the Amended ESPP, which is attached to this Proxy Statement as Annex C. Any inconsistencies between this summary and the text of the Amended ESPP will be governed by the text of the Amended ESPP. The closing price of a share of our common stock on the Nasdaq Global Market on February 11, 2026 was $7.39.

Purpose

The purpose of the Amended ESPP is to allow eligible employees of the Company and its designated subsidiaries (the “Participants,” or, if an individual, the “Participant”) to voluntarily participate in the Amended ESPP, enabling Participants to purchase shares of the Company’s common stock (“ESPP Shares”) at a discount to the market price at the time of such purchase. The Amended ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under such a plan, the Participants will not have reportable income, and the Company is not entitled to a tax deduction related to compensation, upon the option grant, the option exercise, or the purchase of the ESPP Share(s). However, a Participant will recognize federal taxable income in the year in which such ESPP Shares are sold or transferred. (A summary of federal tax consequences is presented below.)

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Administration

The Amended ESPP will be administered by the Compensation and Leadership Development Committee of the Board or another committee appointed by the Board (the “Administrator”). None of the members of the Compensation and Leadership Development Committee is an officer or employee, or former officer or employee, of the Company or its subsidiaries. The Administrator has authority to establish rules and procedures for the administration of the Amended ESPP, to interpret the terms of the Amended ESPP, to supervise the Amended ESPP’s overall administration, to delegate its authority under the Amended ESPP and to take any other actions related to the Amended ESPP it deems necessary or advisable. The interpretation and decisions of the Board or the Administrator with regard to the Amended ESPP will be final and conclusive.

Effective Date, Term

The original ESPP was effective as of April 5, 2018, which was the date on which the Company’s stockholders approved it at the 2018 Annual Meeting of Stockholders. The ESPP was then amended and restated effective as of May 22, 2023, which was the date on which the Company’s stockholders approved such amendment and restatement at the 2023 Annual Meeting of Stockholders. Subject to stockholder approval of the Amended ESPP, the Amended ESPP will become effective as of April 2, 2026, that is, as of the date of the Annual Meeting. The Amended ESPP will terminate upon the earlier of (i) the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the Amended ESPP or (ii) the date determined by the Board or the Compensation and Leadership Development Committee, in its sole discretion.

Function

The Administrator will determine the Offering Periods for the Amended ESPP, which are currently anticipated to include distinct, sequential “Offering Periods” of approximately six months each. Each Offering Period, during which payroll deductions will be held by the Company to purchase ESPP Shares on behalf of a Participant, will begin on the designated “Grant Date”. At that time, the Company will grant to each Participant an option exercisable at the end of the Offering Period (on the “Exercise Date”). At the end of the business day on the Exercise Date, the Administrator will determine the “Purchase Price” of an ESPP Share associated with the exercise of that Offering Period’s option. While the Administrator may determine the length of an Offering Period and the applicable terms associated with an option, under no circumstances may an Offering Period or an option’s term exceed 27 months. The first six-month Offering Period began on or about July 1, 2018.

Purchase Price

The ESPP provides for calculation of the Purchase Price of an ESPP Share using what is commonly referred to as a “look-back.” Using a “look-back” approach, the Administrator, at the close of business on the Exercise Date, calculates the Purchase Price of an ESPP Share to be issued to the Participant as not less than the lower of (a) 85 percent of the “Fair Market Value” on the Grant Date associated with the Offering Period or (ii) 85 percent of the Fair Market Value on that Exercise Date. Generally, the Fair Market Value of an ESPP Share will be the reported closing price for a share of common stock on the national securities exchange for the date in question or the immediately preceding date.

Shares of Common Stock Reserved

Subject to the adjustment provisions included in the Amended ESPP, a total of 300,078 ESPP Shares will be authorized for purchase under the Amended ESPP as of the date of stockholder approval. This would represent an increase of 300,000 ESPP Shares from the number of ESPP Shares previously reserved under the ESPP, as adjusted for the one-for-thirty reverse stock split effected by the Company in November 2024. If purchase rights granted under the Amended ESPP terminate without being exercised, the shares of common stock not issued will again become available for purchase under the Amended ESPP.

Eligibility

Any employee of the Company or one of the Company’s subsidiaries, to the extent such subsidiary is designated by the Administrator for participation in the Amended ESPP or an offering (each a “Designated Subsidiary”) who, in judgment of the Administrator is customarily employed by the Company or such Designated Subsidiary for more than 20 hours per week and for more than five months in a calendar year will be eligible to participate in the Amended ESPP. Notwithstanding the foregoing, employees who are citizens or residents of a jurisdiction other than the United States, may not be able to participate in the Amended ESPP for a given offering if such participation is prohibited under any applicable law or regulation of such jurisdiction or if compliance with the laws of the foreign jurisdiction would cause the Amended ESPP to violate the Code Section 423 requirements.

If the Amended ESPP is approved by stockholders, approximately 394 employees, representing approximately 90% percent of the

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Company’s employees, including all of the executive officers, would initially be eligible to participate in the Amended ESPP based on employment levels as of January 31, 2026. Members of the Board and members of the board(s) of directors of any subsidiary of the Company, who are not employees as defined in the plan document, are not eligible to participate in the Amended ESPP.

Limitations

Notwithstanding any provisions of the Amended ESPP to the contrary, in no event may a Participant purchase more than, under the Amended ESPP, 1,000 ESPP Shares in any one Offering Period, irrespective of the total value of his or her payroll deductions associated with the Offering Period or the Purchase Price of the ESPP Shares, unless otherwise expressly provided by the Administrator in advance of that Offering Period.

No Participant will be granted an option under the Amended ESPP causing the Participant’s cumulative rights to purchase shares of the capital stock associated with all statutory options awarded under the terms of all employee stock purchase plans maintained by the Company to exceed $25,000 of such shares of capital stock (determined at the time such statutory options are granted) for each calendar year.

For any Offering Period, the Administrator may determine that any individuals considered with up to two years of service with the Company will be excluded from participating in that Offering Period.

Participation

Each Participant may authorize recurring withholding of any whole amount up to 15 percent of his or her “Eligible Compensation” each pay period, to be used to purchase ESPP Shares. The Company will not pay interest on withheld amounts. Participants are permitted to withdraw from the Amended ESPP prior to the end of an Offering Period in accordance with procedures established by the Administrator. If a Participant does not withdraw from an Offering Period, the amount withheld for the Participant for that Offering Period will be applied automatically to purchase a whole number of ESPP Shares that may be purchased with such amount.

Withdrawal From Participation

A Participant may decrease his or her payroll deductions (including to zero) no more than once during the course of any Offering Period, in accordance with procedures established by the Administrator.

A Participant may withdraw from participation in the Amended ESPP at any time by written notice, in accordance with procedures established by the Administrator. In addition, a Participant’s participation in the Amended ESPP will immediately terminate upon the Participant’s termination of employment. A Participant who withdraws from an Offering Period and remains eligible for future participation may not re-commence participation within that same Offering Period. Upon withdrawal from an Offering Period, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such withdrawal. In the event of the termination of a Participant’s employment, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such termination.

Administrator Adjustment Due to Changes in Capitalization

Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split or similar event, the Administrator shall equitably and proportionately adjust (1) the number, amount, and type of shares of common stock (or other securities) that thereafter may be made the subject of options (including the specific share limits, maximums and numbers of shares set forth in the Amended ESPP), (2) the number, amount and type of shares of common stock (or other securities or property) subject to any outstanding options, (3) the Purchase Price associated with any outstanding options, and/or (4) the securities, cash, or other property deliverable upon exercise or payment of any outstanding options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Amended ESPP and the then-outstanding options.

Administrator Adjustment to Address Merger or Liquidation of Company

In the event of a “corporate transaction,” the Board or the Compensation and Leadership Development Committee may provide for any or all of the following to occur: (i) each purchase right will be assumed or substituted by the successor company; (ii) the Board may select a date on or before the consummation of the corporate transaction and treat such date as the Purchase Date for that applicable Offering Period; (iii) immediately terminate all outstanding purchase rights and refund accumulated payroll deductions (without interest) to Participants as soon as administratively feasible; or (iv) continue the outstanding purchase rights unchanged. For purposes of the Amended ESPP, the term “corporate transaction” will mean a “change of control” as defined under the Company’s 2018 Omnibus Incentive Plan, as amended and restated, and in accordance with Treasury Regulation Section 1.424-1(a)(3).

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Amendment and Termination of the Amended ESPP

The Board may, in its sole discretion, amend or terminate the Amended ESPP at any time; provided, however, that unless required by law, no amendment may be retroactive or deprive any Participants of amounts credited to his or her withholding account or any validly-purchased ESPP Shares or shall increase the number of shares of common stock available for issuance under the Amended ESPP, without stockholder approval. It is intended, if possible, that any amendments or adjustments (as described herein and in the Amended ESPP) be made in a manner satisfying applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 and Section 409A of the Code), and accounting (i.e., financial reporting) requirements. If the Board does not earlier terminate the Amended ESPP, the Amended ESPP shall terminate on the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the Amended ESPP.

Summary of Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Amended ESPP. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Amended ESPP will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

The Amended ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Options granted pursuant to the Amended ESPP will be exempt from the application of Section 409A of the Code. Rights granted under the Amended ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

A Participant will be taxed on the amounts withheld from a Participant’s payroll to be used for the purchase of ESPP Shares as if such amounts were actually received. The Participant will not recognize income upon enrollment in the Amended ESPP, the Grant Date (i.e., when the Option is granted to the Participant by the Company), nor the Exercise Date (i.e., when the ESPP Shares are purchased by the Participant through exercise of the option). However, for the year in which Participant sells or disposes of ESPP Shares, the Participant generally will be subject to federal income tax that may vary in characterization, amount, and timing based on the length of time such ESPP Shares are held by the Participant.

If the ESPP Shares are sold or disposed of earlier than two years after the Grant Date and less than one year after the Exercise Date, the sale or disposition represents a “disqualifying disposition” under the Code. When there is a disqualifying disposition, the Participant generally will recognize ordinary income equal to the excess of the Fair Market Value of the ESPP Shares on the Exercise Date over the Purchase Price paid for those ESPP Shares (i.e., the absolute amount of the price discount at Exercise Date). Any additional gain (or loss) on such sale or disposition will be long-term or short-term capital gain, depending on the length of time the ESPP Shares were held by the Participant.

If the ESPP Shares are sold or disposed of more than two years after the Grant Date and more than one year after the Exercise Date, the Participant will recognize ordinary income for the year in which the sale or disposal occurs, equal to the lesser of: (a) the excess of the Fair Market Value of the ESPP Shares at the time of such sale or disposition over the Purchase Price paid for those ESPP Shares (i.e., the total absolute gain on the sale or disposition); or (b) the excess of the Fair Market Value of the ESPP Shares on the Grant Date over the Purchase Price paid for those ESPP Shares. Any further gain (or loss) will be taxed as a long-term capital gain (or loss).

If a Participant recognizes ordinary income by selling or disposing of ESPP Shares in a disqualifying disposition, the Company generally will be entitled to a tax deduction for compensation expense on its federal tax return equal to the Participant’s ordinary income. Otherwise, the Company will not be entitled to any federal income tax deduction with respect to the Amended ESPP.

New Plan Benefits

The benefits to be received, if any, by eligible employees under the Amended ESPP will depend on each individual’s elections to participate and the fair market value of a share of the Company’s common stock at various dates in the future. The actual number of ESPP Shares any Participant may purchase cannot be determined in advance. Accordingly, it is not possible to determine the benefits that will be received by any participating employee.

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Vote Required

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes on the matter in person (by attending the virtual Annual Meeting and voting online) or by proxy at the Annual Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FUELCELL ENERGY, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED.

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Additional Information and Other Matters

General

Holders of the Company’s common stock as of the close of business on February 11, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, there were 52,947,032 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:

●	Held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);
●	Held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders are encouraged to instruct their brokerage firm, bank or nominee on how to vote their shares; and
●	Held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

Stockholder Proposals for the 2027 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2027 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 21, 2026, and must comply with the requirements of Rule 14a-8 of the Exchange Act. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2027, you must submit a timely notice in accordance with the procedures described in our by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2027, such a proposal must be received on or after December 3, 2026, but not later than January 2, 2027. In the event that the date of the Annual Meeting of Stockholders to be held in 2027 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2027 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2027 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our by-laws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

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Householding

Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the annual report and proxy statement or the notice of internet availability of proxy materials, as applicable. This means that only one annual report and proxy statement or notice, as applicable, will be sent to stockholders sharing an address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate annual report and proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or ask us to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or call Broadridge at 1-800-542-1061.

If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

Quorum and Vote Required

The holders of at least 33 1/3% in voting power of the shares of common stock issued, outstanding and entitled to vote as of the Record Date present, in person (online during the virtual meeting) or by proxy, at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the Directors. A “majority of the votes cast” means that the number of shares voted “For” a Director must exceed the number of votes cast “Against” that Director’s election. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposal 1.

With respect to Proposals 2 and 3, such proposals are non-binding but will be deemed to be approved upon the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 2 and 3 (although we do not expect there to be any broker non-votes in connection with Proposal 3, as Proposal 3 is a “routine” matter under NYSE Rule 452).

With respect to Proposals 4 and 5, approval of such proposals requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on such matters at the Annual Meeting (assuming a quorum is present). Abstentions and broker non-votes are not counted as votes cast and will have no effect on the voting results for Proposals 4 and 5.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposals 1, 2, 4 or 5, the broker may not exercise its discretion to vote your shares on such proposal. If no instruction is given and a broker therefore cannot vote, there is a “broker non-vote” and such shares will not be counted as having been voted on the applicable proposal. Your broker may exercise its discretion to vote your shares on Proposal 3 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

While Proposal 2 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.

Counting Votes

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. An “ABSTAIN” vote will have no effect on the voting results for any of the proposals.

All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each Director nominee and “FOR” each of Proposals 2 through 5.

Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.

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Voting by Proxy

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit your voting instructions by proxy. You can submit your proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on your proxy card or notice of internet availability. The persons named as attorneys-in-fact and proxies in the proxy, Jason Few and Amanda J. Schreiber, were selected by our Board.

A stockholder may change its voting instructions and/or revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its voting instructions or revoke its proxy by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting (by attending the virtual Annual Meeting and voting online). Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests in writing or such stockholder votes in person at the Annual Meeting (by attending the virtual Annual Meeting and voting online). Stockholders who hold their shares beneficially in street name may change their voting instructions by submitting new voting instructions to their broker, trustee or nominee following the instructions it has provided, or by attending the virtual Annual Meeting and voting online. All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its Directors and employees (for no additional compensation) in person or by telephone. We have also hired Sodali & Co to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $15,000, plus out-of-pocket expenses. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact Sodali & Co, the proxy solicitation agent for the Company, by telephone at (800) 662-5200 (toll free) or by email at FCEL@info.sodali.com.

Annual Report and Form 10-K

Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2025, and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025, as filed with the SEC, are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810, Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.

Other Matters

As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

Information About Attending the Annual Meeting

Admission to the Annual Meeting will be restricted to holders of record (or their valid proxyholders) and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 11, 2026. The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2026. To participate in the Annual Meeting, you will need the 16-digit control number included in your notice of internet availability, on your proxy card or in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. However, even if you plan to attend the virtual Annual Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

You are entitled to attend the virtual Annual Meeting only if you were a stockholder as of the Record Date for the Annual Meeting, which was February 11, 2026, or you hold a valid proxy for the Annual Meeting. If you were a stockholder as of the Record Date, you may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCEL2026 and using your 16-digit control number to enter the Annual Meeting.

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If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

(203) 825-6000

corporatesecretary@fce.com

Please include the following information with your inquiry:

●	Your name and complete mailing address
●	Your email address
●	Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement)

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Annex A — Non-GAAP Reconciliation

Non-GAAP Financial Measures

Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non-GAAP measures of operations and operating performance by the Company.

These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, impairment and restructuring charges, non-cash (gain) loss on derivative instruments and other unusual items which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

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The following table calculates EBITDA and Adjusted EBITDA for the fiscal year ended October 31, 2025 and reconciles these figures to the GAAP financial statement measure Net loss.

Fiscal Year Ended
(Amounts in thousands)	October 31, 2025
Net loss	$(191,372)
Depreciation and amortization(1)	40,400
Provision for income taxes	137
Other income, net(2)	(3,178)
Interest income	(8,313)
Interest expense	10,378
EBITDA	$(151,948)
Stock-based compensation expense	11,088
Unrealized gain on natural gas contract derivative assets(3)	(4,699)
Impairment expense(4)	65,781
Restructuring expense	5,337
Adjusted EBITDA	$(74,441)

(1)	Includes depreciation and amortization on our Generation portfolio of $32.4 million for the year ended October 31, 2025.
(2)

Other income, net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company’s normal business operations.

(3)

The Company recorded a mark-to-market net gain of $4.7 million for the year ended October 31, 2025 related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. This gain is classified as Generation cost of sales.

(4)

The Company recorded a non-cash impairment expense of $65.8 million for the year ended October 31, 2025, related to the Company's prior investments in solid oxide technology, related goodwill and in-process research and development intangible assets, property, plant and equipment, solid oxide inventory and purchase order commitments.

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Annex B — FuelCell Energy, Inc. Sixth Amended and Restated 2018 Omnibus Incentive Plan

FuelCell Energy, Inc.

Sixth Amended and Restated

2018 Omnibus Incentive Plan

Effective as of April 2, 2026

1.   Purposes, History and Effective Date

(a)

Purpose. The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)

History. Prior to the effective date of this Plan, the Company had in effect the FuelCell Energy, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Prior Plan”). Upon shareholder approval of this Plan, the Prior Plan terminated and no new awards could be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding continued to be subject to all terms and conditions of the Prior Plan.

(c)

Effective Date; Amendment and Restatement. This Plan became effective, and Awards could be granted under this Plan, on and after April 5, 2018 (the “Effective Date”), the date on which the Company’s shareholders approved this Plan at the annual shareholders meeting. This Plan was amended and restated effective as of May 8, 2020, April 8, 2021, May 22, 2023, April 4, 2024, and April 17, 2025 and is again being amended and restated effective as of April 2, 2026, subject to approval by the Company’s shareholders at the Company’s 2026 annual meeting. This Plan will terminate as provided in Section 17.

2.   Definitions

Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.
(b)

“Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.

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(c)

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20%” shall be used in place of “at least 80%” each place it appears therein.

(d)

“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(e)	“Beneficial Owner” means a Person, with respect to any securities which:
(i)

Such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

(ii)

Such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

(iii)

Are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f)	“Board” means the Board of Directors of the Company.
(g)

“Cause” has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or if no such agreement is in effect, then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.

(h)	“Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
(i)

Any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii)

The following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an

104	2026 Proxy Statement

agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or

(iii)

The consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv)

The consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(i)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)

“Committee” means the Compensation and Leadership Development Committee of the Board, any successor committee thereto, and subcommittee thereof, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of not fewer than two Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(k)	“Company” means FuelCell Energy, Inc., a Delaware corporation, or any successor thereto.
(l)	“Director” means a member of the Board.
(m)

“Disability” means, unless otherwise determined by the Committee in the applicable Award agreement, a finding of disability under the Company’s long-term disability plan. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(n)	“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.
(o)	“Effective Date” shall have the meaning provided in Section 1(c).
(p)

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

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(q)

“Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(r)

“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(s)	“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
(t)	“Option” means the right to purchase Shares at a stated price for a specified period of time.
(u)	“Participant” means an individual selected by the Administrator to receive an Award.
(v)

“Performance Goals” means any goals the Administrator establishes pursuant to an Award. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(w)	“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).
(x)

“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(y)	“Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
(z)	“Plan” means this FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as it may be amended from time to time.
(aa)

“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(bb)	“Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
(cc)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
(dd)	“Share” means a share of Stock.
(ee)	“Stock” means the Common Stock of the Company, par value $0.0001 per share.
(ff)

“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(gg)

“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than 50% of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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3.   Administration

(a)

Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting, restriction period or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination of employment or service with the Company for any reason. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b)

Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)

No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.   Eligibility

The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.   Types of Awards; Award Agreements

Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 17(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). Each Award shall be evidenced by an Award agreement, which may include such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

6.   Shares Reserved under this Plan

(a)

Plan Reserve. Subject to adjustment as provided in Section 19, an aggregate of 5,194,444 Shares, are reserved for issuance under this Plan; provided that only 61,111 of such Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b)

Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For the avoidance of doubt, awards that may only be settled in cash (determined at the time of grant) shall not deplete the share reserve.

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(c)

Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) an Award or a portion thereof is settled in Cash, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

(d)

Director Award Limit. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $250,000; provided, however, that such limit shall be doubled with respect to the first year during which the Non-Employee Director first serves on the Board.

7.   Options

(a)

Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than 10 years after the date of grant; and (vii) the manner of payment of the exercise price.

(b)

Incentive Stock Options. The terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

(c)

Exercise. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y).

(d)

No Rights as Shareholder. Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.   Stock Appreciation Rights

(a)

Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of an Option or in tandem with an Option; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares to which the SAR relates; (iv) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity, including vesting; (vi) the term, provided that an SAR must terminate no later than 10 years after the date of grant; and (vii) whether the SAR will be settled in cash, Shares or a combination thereof.

(b)

Tandem SARs. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

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9.   Performance and Stock Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; (f) whether dividends will be paid on Restricted Stock or Performance Shares, provided, however, that any dividends paid on Restricted Stock or Performance Shares will be accumulated and paid if and only to the same extent as the Restricted Stock or Performance Shares vest.

10.   Annual Incentive Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.

11.   Long-Term Incentive Awards

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable, or such other circumstances as the Administrator may specify. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting long-term incentive awards that are solely payable in cash outside of the terms of the Plan.

12.   Dividend Equivalent Units

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect to such other Award prior to its vesting.

13.   Other Stock-Based Awards

Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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14.   Minimum Vesting Periods

Notwithstanding any provision of the Plan to the contrary, all Awards shall have a minimum vesting period of one year from the date of grant, provided that Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 6(a) shall not be subject to such minimum vesting period. For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.

15.   Transferability

Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

16.   Termination of Employment

(a)	Effect of Termination on Awards. Except as otherwise provided in any Award or employment agreement or as determined by the Committee at the time of such termination:

(i)   Upon termination of employment or service for Cause, Participant shall forfeit all outstanding Awards immediately upon such termination. For the avoidance of doubt, Participant will be prohibited from exercising any Stock Options or SARs on his or her termination date.

(ii)   If Participant’s employment or service terminates by reason of Participant’s death or Disability (at a time when Participant could not have been terminated for Cause), Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or 12 months from the date of Participant’s termination.

(iii)   If Participant’s employment or service terminates for any reason other than Cause, death or Disability (at a time when Participant could not have been terminated for Cause), then Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or three months from the date of Participant’s termination.

(b)	Definition of Termination. Unless determined otherwise by the Administrator or set forth in an Award agreement, for purposes of the Plan and all Awards, the following rules shall apply:

(i)   A Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)   A Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)   A Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)   A Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

(v)   A Participant’s authorized leave of absence shall not constitute termination of employment. However, if a leave of absence exceeds 90 days, vesting of any outstanding Awards under this Plan may be suspended until Participant returns to work, as determined by the Administrator.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have

110	2026 Proxy Statement

terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

17.   Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards

(a)

Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 17(b), this Plan will terminate upon the date that is 10 years from the date of its most recent approval by the Company’s shareholders.

(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)   The Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)   Shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii)   Shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 19), or (B) an amendment that would diminish the protections afforded by Section 17(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)    Except as provided in Section 17(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 19 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)   Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning non-competition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations.

(iii)   Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)

Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 17 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

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(e)

Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 19, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)

Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 17(b)(ii).

18.   Taxes

(a)

Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)

No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

19.   Adjustment and Change of Control Provisions

(a)

Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds 10% of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at

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such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)

Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)	Effect of Change of Control.

(i)   Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment (A) by the successor or surviving corporation without Cause, (B) by reason of death or Disability, or (C) by the Participant for “good reason,” as defined in any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, in any case within 24 months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii)   To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:

(A)

Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is less than the Change of Control Price shall be cancelled for no consideration;

(B)	Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest;
(C)

All Performance Awards that are earned but not yet paid shall be paid, and all Performance Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued at either (i) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (ii) assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the elapsed portion of the performance period as of the date of the Change of Control, whichever shall result in the greater amount.

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(D)	All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and
(E)	All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d)	Parachute Payment Limitation.

(i)   Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under this Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 19(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.

(ii)   If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount and the After-Tax Value. If the present value of all Payments must be reduced under paragraph (i) to the Reduced Amount, then any such payment or benefit shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Section 409A of the Code, then the reduction shall be made pro rata among the payment or benefits (on the basis of the relative present value of the parachute payments). For purposes of this Section 19(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 19(d) shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under this Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under this Plan.

(iii)   As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv)   For purposes of this Section 19(d), the term “Company” shall include affiliated corporations to the extent determined by the Company’s auditors in accordance with Code Section 280G(d)(5).

(e)

Certain Modifications. Notwithstanding anything contained in this Section 19, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 19 if it determines that the operation of this Section 19 may prevent a

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transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.

20.   Miscellaneous

(a)

Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(b)

No Right to Employment. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

(c)

No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)

Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)

Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)

Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in Fairfield County, CT.

(g)

Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)

Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.

(i)

Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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Annex C — FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated

FuelCell Energy, Inc.

2018 Employee Stock Purchase Plan

As Amended and Restated Effective as of April 2, 2026

1.  Purpose

The FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (the “Plan”) provides a method whereby employees of FuelCell Energy, Inc. (the “Company”) and participating subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company’s $.0001 par value common stock (the “Common Stock”). The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.  Eligible Employees

(a)

All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under this Plan to purchase the Company’s Common Stock (“eligible employees”). Persons who become eligible employees after the administrative deadline to elect participation in an Offering Period (as provided under Section 6) shall be eligible to participate in the Plan on the first day of the next succeeding Offering Period on which options are granted to eligible employees under the Plan. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

(b)

For the purpose of this Plan, the Committee may determine, in its discretion, in advance of any Offering Period, that any or all of the following groups of employees shall be ineligible to participate in the Offering Period: (i) employees whose customary employment is for not more than twenty (20) hours per week, (ii) employees whose customary employment is for not more than five (5) months in any calendar year, or (iii) employees who have been employed less than two (2) years (or, in each case, such lesser number of hours or period as specified by the Committee).

(c)

Notwithstanding the foregoing, employees of the Company or a participating subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens within the meaning of Code Section 7701(b)(1)(A)) shall not be considered eligible employees for an Offering Period if (i) the grant of a purchase right under the Plan to such citizen or resident is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of the foreign

116	2026 Proxy Statement

jurisdiction would cause the Plan or Offering Period to violate the requirements of Code Section 423.

3.  Stock Subject to the Plan

The stock subject to the options granted hereunder shall be shares of the Company’s authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 300,078, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. If the number of shares of Common Stock reserved and available for any Offering Period (as defined hereto) is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among participating employees in proportion to their options. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

4.  Offering Periods and Stock Options

(a)

The Plan shall be implemented through a series of “Offering Periods.” An Offering Period shall mean the period of time (up to a maximum of twenty-seven (27) months) determined by the Committee during which payroll deductions are accumulated for each participating employee. Offering Periods will initially commence on the first business day coincident with or immediately following January 1 and July 1 of each year and end on the last business day coincident with or immediately prior to June 30 or December 31 next following the commencement date; provided that the Committee, in its sole discretion may change the duration and/or start and end dates of any future Offering Period. Each Offering Period includes only regular paydays falling within it.

(b)

On the first business day of each Offering Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Offering Period at the Option Exercise Price, as provided in this paragraph (b), that number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on the last day of the Offering Period (including any amount carried forward pursuant to Article 8 hereof) will pay for at the Option Exercise Price; provided that such employee remains eligible to participate in the Plan throughout such Offering Period in accordance with the terms of the Plan. The “Option Exercise Price” for each Offering Period shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the first business day of the Offering Period, or (ii) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the last business day of the Offering Period, in either case rounded up to avoid impermissible trading fractions.

(c)

In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Option Exercise Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan to acquire on the last day of the Offering Period that number of full shares of Common Stock as his or her accumulated payroll deductions on such date will pay for at the Option Exercise Price, as so adjusted.

(d)

For purposes of this Plan, the term “Fair Market Value” means per share of Common Stock on a particular date, (i) if the shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Common Stock is then traded, or if no sales of Common Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the shares on that date, or on the last preceding date on which there was a sale of shares on that market; or (iii) if the shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion.

(e)

For purposes of this Plan the term “business day” as used herein means a day on which there is trading on the national securities exchange on which the Common Stock is listed or on Nasdaq, whichever is applicable pursuant to the preceding paragraph.

(f)

No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or participating subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code. If the participant’s accumulated payroll deductions on the last day of the Offering Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

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(g)

Unless otherwise specified by the Committee, each Offering Period to eligible employees shall be deemed a separate offering, even if the dates and other terms of any other Offering Period(s) are identical, and the provisions of the Plan will separating apply to each offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each separate offering need not be identical, provided that, the terms of the Plan and an offering together satisfy Treasury Regulation Sections 1.423-2(a)(2) and (a)(3). Except for differences that are otherwise consistent with Code Section 423(b)(5), all eligible employees who participate in the Plan shall have the same rights and privileges under the Plan.

5.  Exercise of Option

Each eligible employee who continues to be a participant in the Plan on the last day of an Offering Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date, plus any amount carried forward pursuant to Article 8 hereof, will pay for at the Option Exercise Price, but in no event may an employee purchase shares of Common Stock in excess of 1,000 shares of Common Stock in any single Offering Period. If a participant is not an eligible employee on the last day of an Offering Period and throughout an Offering Period, he or she shall not be entitled to exercise his or her option. All options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the Offering Period during which such options were issued.

6.  Authorization for Entering Plan

(a)	An eligible employee may enter the Plan by timely enrolling online with the third-party plan administrator designated by the Committee (the “Plan Administrator”):
(i)	stating the amount to be deducted regularly from his or her pay; and
(ii)	authorizing the purchase of stock for him or her in each Offering Period in accordance with the terms of the Plan.

Such authorization must be completed by the deadline established by the Plan Administrator (or the Committee), follow any other procedures for enrollment in the Plan as may be established by the Plan Administrator (or the Committee), and shall take effect only if the employee is an eligible employee on the first business day of such Offering Period. An eligible employee who does not timely submit or properly complete the enrollment forms, in accordance with the procedures established by the Plan Administrator (or the Committee) shall not participate in the Plan for that Offering Period, but shall be eligible to elect to participate in the Plan for any subsequent Offering Period, provided he is an eligible employee at such time and timely completes the enrollment forms.

(b)

The Company will accumulate and hold for the eligible employee’s account the amounts deducted from his or her pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

(c)

Unless an eligible employee files a new Authorization or withdraws from the Plan, his or her deductions and purchases under the Authorization he or she has on file under the Plan will continue in effect for subsequent Offering Periods as long as the Plan remains in effect. An eligible employee may increase or decrease the amount of his or her payroll deductions as of the first day of the next succeeding Offering Period, except as provided in Section 9 below, by changing his or her authorized deduction online with the Plan Administrator (or the Committee) before the deadline established by the Plan Administrator (or the Committee) for the next succeeding Offering Period.

7.  Maximum Amount of Payroll Deductions

An eligible employee may authorize payroll deductions in any whole dollar amount up to, but not more than, fifteen percent (15%) of his or her base pay; provided, however, that the minimum deduction in respect of any payroll period shall be five dollars ($5); and provided further that the maximum amount shall be reduced to meet the requirements of Section 4(f) hereof. Base pay means base salary or regular straight-time earnings (if hourly paid) and shall exclude all other payments including commissions, overtime, bonuses, shift differential and other special payments.

8.  Unused Payroll Deductions

Only full shares of Common Stock may be purchased. Any balance remaining in an eligible employee’s account after a purchase and at the end of an Offering Period will be reported to the employee. The eligible employee may elect to carry forward to the next Offering Period such balance solely to the extent such balance represents a fractional share of Common Stock or receive a refund of such

118	2026 Proxy Statement

excess in a single cash payment without interest. An employee’s election to receive a refund will not have any effect on the employee’s participation in the Plan and will not be governed by the provisions of Section 10.

9.  Change in Payroll Deductions

Any eligible employee may decrease his or her payroll deductions no more than one (1) time during an Offering Period subject to the limitations set forth in Section 7 hereof, in accordance with procedures established by the Plan Administrator (or the Committee). Any such change shall become effective as soon as reasonably practicable following the Plan Administrator’s (or the Committee’s) receipt of such change request. An eligible employee who decreases his or her payroll deductions to zero during the course of an Offering Period may still remain a participant during the Offering Period so long as the eligible employee does not make a withdrawal pursuant to Section 10(a) hereof. A participant’s decrease in payroll deductions to zero shall have no effect on his or her eligibility to participate in any subsequent Offering Period, provided he is still an eligible employee at such time. In order to resume participation in a subsequent Offering Period, such individual must reenroll in the Plan in accordance with the requirements herein for participation and by the deadline for the next Offering Period.

10.  Withdrawal from the Plan

(a)

An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at a time and in a manner that is in accordance with the procedures established by the Plan Administrator (or the Committee) from time to time. In which event the Company will promptly refund without interest the entire balance of such employee’s deductions not theretofore used to purchase Common Stock under the Plan.

(b)

If employee withdraws from the Plan, the employee’s rights under the Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization within a reasonable period of time, as designated by the Plan Administrator (or the Committee), prior to the start of the next Offering Period. Such Authorization will become effective at the beginning of the next Offering Period provided that he or she is an eligible employee on the first business day of the Offering Period.

11.  Issuance of Stock

Shares of Common Stock issued to participants will be delivered as soon as practicable after each Offering Period. Common Stock purchased under the Plan will be issued only in the name of the employee, or, if the employee’s Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

The Committee may permit or require that Common Stock acquired pursuant to a purchase under the Plan be deposited directly with a broker designated by the Committee or to another designated agent of the Committee, and may utilize electronic or automated methods of share transfer.

12.  No Transfer or Assignment of Employee’s Rights

Neither payroll deductions credited to an employee’s account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10. Any option granted to an eligible employee may be exercised only by him or her, except as provided in Article 13 in the event of an employee’s death.

13.  Termination of Employee’s Rights

(a)

Except as set forth in the last paragraph of this Article 13, an eligible employee’s rights under the Plan will automatically terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for greater than twenty (20) hours per week, cessation of his or her subsidiary to be a subsidiary or a participating subsidiary, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

(b)	If an employee’s payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him or her on the day the interruption occurs.

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	2026 Proxy Statement	119

(c)

Upon termination of the participating employee’s employment because of death (provided that death occurs within three (3) months of the purchase date for the Offering Period), the employee’s beneficiary (as defined in Article 14) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the expiration of the thirty (30) day period commencing with the date of the death of the employee, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee’s account under the Plan, or (ii) to exercise the employee’s option for the purchase of shares of Common Stock on the last day of the related Offering Period for the purchase of that number of full shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee’s account at the date of the employee’s death will purchase at the applicable Option Exercise Price (subject to the maximum number set forth in Article 5), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee’s account at the date of the employee’s death and the same will be paid promptly to said beneficiary, without interest.

14.  Designation of Beneficiary

A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his or her death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee’s death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee’s death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Committee may designate. No beneficiary shall, prior to the death of the employee by whom he or she has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

15.  Termination and Amendments to Plan

(a)

The Plan may be terminated at any time by the Committee, but such termination shall not affect options then outstanding under the Plan. Notwithstanding the foregoing, it will terminate when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded to the affected eligible employee as soon as reasonably practicable.

(b)

The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would (a) except as provided in Articles 3, 4, 23 and 24, increase the aggregate number of shares of Common Stock to be offered under the Plan, (b) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code, (c) cause Rule 16b-3 under the Securities Exchange Act of 1934, or a successor rule, to become inapplicable to the Plan or (d) otherwise require shareholder approval to comply with Section 423 of the Code.

16.  Limitations of Sale of Stock Purchased Under the Plan

The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. Employees, therefore, may sell Common Stock purchased under the Plan at any time, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 26 hereof to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

17.  Company’s Payment of Expenses Related to Plan

Unless otherwise determined by the Committee, the Company will bear all costs of administering and carrying out the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee, when any Common Stock in a participating employee’s account with the Plan Administrator is sold or the participating employee ceases to be an employee of the Company or a participating subsidiary, the individual is responsible for payment of any commissions, service charges or other costs or fees incurred on account of such sale or ongoing administration of his or her account with the Plan Administrator.

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18.  Participating Subsidiaries

The term “participating subsidiaries” shall mean any subsidiary of the Company that is designated by the Committee (as defined in Article 19) to participate in the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by the shareholders.

19.  Administration of the Plan

(a)

The Plan shall be administered by a committee (the “Committee”) which shall be the Compensation and Leadership Development Committee of the Board of Directors or another committee appointed by the Board of Directors. The Committee shall consist of not less than two members of the Company’s Board of Directors, all of whom shall qualify as non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee. In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board of Directors. Notwithstanding the foregoing, the Committee may delegate to one or more individuals (including, for the avoidance of doubt, any third-party service provider) any or all of its respective authority, duties and functions hereunder relating to the operation and administration of the Plan.

(b)

The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c)

The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under said Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by that Committee.

(d)

Periodically, the Committee or its designee shall prepare and distribute to each participating employee in the Plan a report containing the amount of the participating employee’s accumulated payroll deductions as of the last day of the Offering Period, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the participating employee with the participating employee’s accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the participating employee without interest.

(e)

No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.

20.  Optionees Not Shareholders

Neither the granting of an option to an eligible employee nor the deductions from his or her pay shall constitute such employee a stockholder of the Company with respect to the shares covered by such option until such shares of Common Stock have been purchased by and issued to him or her under the Plan.

21.  Application of Funds

The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees’ payroll deductions.

22.  Governmental Regulation

(a)

The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

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	2026 Proxy Statement	121

(b)

In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

(c)

The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles thereof. Any legal action or proceeding with respect to this Plan must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

23.  Effect of Changes of Common Stock

If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

24.  Merger or Consolidation

In the event of a corporate transaction, the Board of Directors (or the Committee) may provide for any of, or a combination of any of, the following: (a) each purchase right shall be assumed or an equivalent purchase right shall be substituted by the successor entity or parent or subsidiary of such successor entity, (b) a date selected by the Board of Directors (or the Committee) on or before the date of consummation of such corporate transaction shall be treated as a purchase date and all outstanding purchase rights shall be exercised on such date, (c) all outstanding purchase rights shall terminate and the accumulated payroll deductions will be refunded to each Participant upon or immediately prior to the corporate transaction, or (d) outstanding purchase rights shall continue unchanged. For purposes of the Plan, a “corporate transaction” shall have the meaning given to it in The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended from time to time, or any successor plan thereto. Notwithstanding the foregoing, no corporate transaction shall be deemed to have occurred unless the transaction also meets the definition of a “corporate transaction” described in Treasury Regulation Section 1.424-1(a)(3).

25.  Notice to Company of Disqualifying Disposition

By electing to participate in the Plan, each participant agrees to promptly give to the Company notice in writing of any Common Stock disposed of within two years after the first day of the Offering Period on which the related option was granted showing the number of such shares disposed of. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as “disqualifying dispositions” under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

26.  Withholding of Additional Federal Income Tax

By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant’s compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant’s compensation, when amounts are added to the participant’s account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under the Plan will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant’s accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

122	2026 Proxy Statement

27.  Effective Date

This Plan originally became effective on April 5, 2018 (the “Effective Date”), the date on which the Company’s shareholders approved this Plan at the 2018 annual shareholders meeting. This Plan was amended and restated effective as of May 22, 2023, the date on which the Company’s shareholders approved such amendment and restatement at the 2023 annual shareholders meeting. This Plan is again being amended and restated effective as of April 2, 2026, subject to approval by the Company’s shareholders at the Company’s 2026 annual shareholders meeting.

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	2026 Proxy Statement	123

ONLINE ACCESS TO PROXY MATERIALS

To view this Proxy Statement and the Annual Report, visit

www.fuelcellenergy.com and click on the “Investors” tab on the top of the page, visit www.proxyvote.com, or scan the following QR code.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V83271-P40097 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FCEL2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1a. James H. England 1b. Jason Few 1c. Matthew F. Hilzinger 1d. Natica von Althann 1e. Cynthia Hansen 1f. Donna Sims Wilson 1g. Betsy Bingham 1h. Tyrone Michael Jordan FUELCELL ENERGY, INC. The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR each of Proposals 2 through 5. 1. To elect eight directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 4. To approve the amendment and restatement of the FuelCell Energy, Inc. Fifth Amended and Restated 2018 Omnibus Incentive Plan 5. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated 2. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. 3. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2026 SCAN TO VIEW MATERIALS & VOTEw

V83272-P40097 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, April 2, 2026: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. FUELCELL ENERGY, INC. PROXY FOR THE APRIL 2, 2026 ANNUAL MEETING OF STOCKHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jason Few and Amanda Schreiber, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, April 2, 2026, at 1:00 p.m. Eastern Daylight Time virtually at www.virtualshareholdermeeting.com/FCEL2026 and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the nominees listed in Proposal 1 and "FOR" Proposals 2, 3, 4, and 5. If other matters properly come before the meeting or any adjournment or postponement thereof, the above named proxies will vote on such matters in their discretion. This proxy may be used by stockholders of record as of February 11, 2026. Continued and to be signed on reverse side